                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

            Investment Company Act file number 811-09303 & 811-09923

             KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 16 NEW BROADWAY
                             SLEEPY HOLLOW, NY 10591
                             -----------------------
               (Address of principal executive offices) (Zip code)

                         U.S. BANCORP FUND SERVICES, LLC
                            615 EAST MICHIGAN STREET
                               MILWAUKEE, WI 53202
                               -------------------
                     (Name and address of agent for service)

                                 (800) 930-3828
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31, 2005

Date of reporting period:  DECEMBER 31, 2005

ITEM 1.  REPORT TO STOCKHOLDERS.

                         DECEMBER 31, 2005 WWW.KINETICSFUNDS.COM



                         ANNUAL REPORT



                         The INTERNET Fund



                         The INTERNET EMERGING GROWTH Fund



                         The PARADIGM Fund



                         The MEDICAL Fund



                         The SMALL CAP OPPORTUNITIES Fund



                         The KINETICS GOVERNMENT MONEY MARKET Fund



                          EACH A SERIES OF KINETICS MUTUAL FUNDS, INC.

[KINETICS MUTUAL FUNDS, INC. LOGO]

 KINETICS MUTUAL FUNDS, INC.
 TABLE OF CONTENTS
 December 31, 2005

                                                              PAGE
                                                              ----
Shareholders' Letter........................................    2
Year 2005 Annual Market Commentary..........................    4
KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
  Expense Example...........................................   16
  Statement of Assets & Liabilities.........................   21
  Statement of Operations...................................   25
  Statements of Changes in Net Assets.......................   28
  Notes to Financial Statements.............................   36
  Financial Highlights......................................   48
  Report of Independent Registered Public Accounting Firm...   61
KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
  Allocation of Portfolio Assets............................   62
  Portfolio of Investments The Internet Portfolio...........   65
  Portfolio of Investments The Internet Emerging Growth
     Portfolio..............................................   71
  Portfolio of Investments The Paradigm Portfolio...........   76
  Portfolio of Investments The Medical Portfolio............   85
  Portfolio of Investments The Small Cap Opportunities
     Portfolio..............................................   89
  Portfolio of Investments The Kinetics Government Money
     Market Portfolio.......................................   97
  Portfolio of Options Written The Internet Portfolio.......   98
  Portfolio of Options Written The Internet Emerging Growth
     Portfolio..............................................   99
  Statement of Assets & Liabilities.........................  100
  Statement of Operations...................................  103
  Statements of Changes in Net Assets.......................  106
  Notes to Financial Statements.............................  109
  Report of Independent Registered Public Accounting Firm...  122

 KINETICS MUTUAL FUNDS, INC.
 SHAREHOLDERS' LETTER

     Dear Fellow Shareholders:

     We are pleased to present the Kinetics Mutual Funds' Annual Report for the year ended December 31, 2005. The Kinetics Family of Mutual Funds had mixed results in 2005, with gains of 16.11% for The Paradigm Fund, 13.17% for the Small-Cap Opportunities Fund, and 2.65% for the Internet Emerging Growth Fund, and small losses of 1.69% for The Internet Fund, and 0.72% for the Medical Fund. This compares with the 2005 total returns, assuming dividends reinvested in the indices, of 4.91% for the S&P 500 Index and 2.13% for the NASDAQ Composite Index. Kinetics launched a new fund, the MARKET OPPORTUNITIES FUND, which commenced operations at the end of January 2006. The focus of this fund is to invest in those companies that benefit from increasing transaction volume, such as publicly-traded exchanges.

     For the Paradigm and Small-Cap Opportunities Funds, performance was primarily driven by the formerly financially distressed utility companies, as well as financial service companies. For the Internet and Internet Emerging Growth Funds, performance was attributable to the fact the Funds did not own many of the speculative names that had a relatively good year; instead, the Funds found more attractive valuations in companies that comprised each portfolio. The Medical Fund's performance can be traced to several unrelated difficulties in pharmaceutical manufacture and safety. This resulted in concomitant friction across the bio-pharmaceutical industry.

     We continue to inform our shareholders through our website, www.kineticsfunds.com. This website provides a broad array of information, including recent portfolio holdings, quarterly investment commentaries, newsflashes, recent performance data, and online access to account information.

     Kinetics offers the following funds to investors:

     THE PARADIGM FUND focuses on companies that currently have, or which should soon have, sustainable high returns on equity. The Fund has produced attractive returns over the last five years in what may be described as a very difficult period for equity investors. The Paradigm Fund is Kinetics' most conservative Fund.

     THE SMALL CAP OPPORTUNITIES FUND focuses on undervalued and special situation small capitalization equities that have the potential for rewarding long- term investment results.

     THE MEDICAL FUND is a sector fund, offering an investment in scientific discovery within the promising field of medical research, particularly in the development of cancer treatments and therapies. As a sector fund, The Medical Fund is likely to have heightened volatility.

     THE INTERNET FUND is a sector fund that focuses on companies engaged in the evolution of Internet-related technology. As a sector fund with a focus on the Internet and Internet-related activities, this Fund has been, and is likely to continue to be, quite volatile. The Internet Fund is not designed to be a major component of one's equity exposure. We view this Fund's holdings as publicly traded venture capital and are quite aware that many of these investments will not fulfill their early promise. However, we expect that over time some small percentage will develop into excellent investments, allowing the fund to produce overall satisfactory, albeit lumpy, investment results.

     THE INTERNET EMERGING GROWTH FUND focuses upon early life cycle companies that are positioned on the edge of the curve in the evolution of the Internet and Internet-related activities. The statements made about the Internet Fund are equally applicable to this fund.

     THE KINETICS GOVERNMENT MONEY MARKET FUND is a short-term investment vehicle that helps to round out our equity product offerings.

   /s/ Peter B. Doyle
     Peter B. Doyle
     President
     Kinetics Mutual Funds, Inc.
     -----------------------
     (1) The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.
     (2) The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

 KINETICS MUTUAL FUNDS, INC.
 YEAR 2005 ANNUAL MARKET COMMENTARY

     Dear Fellow Shareholders,

     As noted in many past communications, we have no opinion regarding the short-term direction of the stock market because the number of variables that might influence such a prediction is infinite. We believe that any talk by investment professionals regarding the near term direction of the stock market is merely guesswork, and that your predictions would have as likely a chance of being accurate as would theirs. This is apparently not just an opinion we espouse, as a 20-year study conducted by Phillip Tetlock, a psychology professor from Berkeley University, has shown. Professor Tetlock selected two hundred and eighty-four people who made their living as experts, offering opinions on political and economic trends, and other topics. The conclusion of the study, which was developed into a book, was that the experts were no better than the average person in predicting future events. The study further revealed that the more famous the pundits, the less useful were their predictions. It is far easier, although by no means simple, to understand the underlying potential of individual companies. Thus, we devote our time to bottom-up company research and not to macroeconomic considerations. However, we are aware of several factors that might significantly affect the future investment climate.

     Our first concern pertains to peak oil, which is the concept that global oil demand will outstrip the world's ability to supply oil, and the effect that peak oil might have on the price per barrel, as well as the larger consequences to world economies. The concept of peak oil was first put forth in a paper by M. King Hubbert in 1956, in which he predicted that U.S. oil production would peak sometime between 1965 and 1970. The U.S. reached peak production in 1971, and has been in continual decline from that time. Since oil is a non-renewable form of energy, at some point, global peak production is inevitable, which is also true for other sources of non-renewable energy, such as natural gas. A minority of geologists believe that we have either already reached global peak oil production or will shortly. The concern to the public is not that there are no other alternative sources of energy, but rather, that they are not being sufficiently pursued because the majority of the world still operates under the assumption that an abundant quantity of cheap oil will always be available. Unfortunately, this assumption was not true with regard to the United States nor will it hold true with the world at large.

     It took approximately 125 years for the world to consume the first trillion barrels of oil; it is estimated the next trillion will be consumed in only 30 years. A 5% dislocation in oil supply back in the early 1970s caused a 4-fold price increase for oil. The average price for a barrel of crude oil in 1970 was $3.39; in 1980 it was $37.42, an 11-fold increase over the average price of 1970. Recently, the Ukraine and Europe saw what could happen to natural gas prices when Russia stopped supplying the Ukraine with gas for a very brief period of time. In a recent editorial in the Financial Times, Martin Feldstein, professor of economics at Harvard University, proposed that America's robust economy over the last two years, which seems immune to rising oil prices, unlike past experiences, is the result of the household savings rate falling from 2.5% of after-tax income in the third quarter of 2003 to negative 1.8% by year-end 2005. He believes this decline in savings allowed Americans to continue to spend on non-oil goods and services even during a period of materially higher-priced oil. It is unlikely that such a decline in savings can go on indefinitely without some very serious negative consequences.

     With oil at close to $70 a barrel and premium gasoline at approximately $2.85 a gallon, the typical American does not appear to be modifying his habits. This means, in all probability, that oil is still being incorrectly priced relative to its supply. In economics, the study of how societies allocate resources, we are taught that if you wish to curb demand, you raise prices, or, if supply is insufficient, prices will rise to create a new equilibrium. Even though the price of oil has approximately doubled in the last two years, we have not yet experienced an "oil shock." However, should supply become insufficient by even minor amounts in percentage terms, an oil shock could rapidly develop. The prospects for such an event would be most unpleasant for investors and should be hedged against by having some exposure to oil companies. Our choice of the Canadian oil sands companies in our Paradigm Fund was the result of their future earnings being discounted at a very high rate, such that we believe we would achieve a satisfactory return even if the world were to successfully navigate this serious supply condition.

     Our second concern is global political instability, particularly Iran's decision to resume its nuclear research program. If Iran continues down this path, the United States might have no other choice but to challenge its efforts. Our third concern is that equity valuations remain expensive based on historical metrics. The typical investor should expect lower future returns since an important stimulus, multiple expansion, is being undermined by the Federal Reserve's tightening policy. Thus, equity returns, we believe, for the foreseeable future, will be a function of dividend yields plus earnings growth.

     Notwithstanding these concerns, we believe that we have uncovered several unique investment opportunities that might perform well even if the overall stock market does not prosper in 2006.

     We are quite enthusiastic regarding the publicly-traded exchanges, such as the Chicago Mercantile Exchange (CME), Chicago Board of Trade
     (BOT), NYSE Holdings (which will be going public shortly) and NASDAQ Stock Market (NDAQ). Over the last seventy years, the world's central bankers have been keenly concerned with keeping demand robust, in contrast to prior periods, when the focus was on supply and building infrastructure. We believe the focus on demand stimulus has created a situation where global competition is intense, and the absolute level of interest rates is still quite low. As investors seek adequate investment returns, their response has been to trade more frequently. This has allowed the exchange operators to grow their earnings at very attractive rates. Further, modern portfolio theory, which is still being taught at most universities, encourages a continual trading of assets. We expect these trading trends to continue and own a variety of exchanges in several of the funds.

     Another significant opportunity to which we are exposed in both our Paradigm Fund and Small Cap Opportunities Fund is that of formerly financially distressed utility companies. Most of these companies pursued diversification strategies into unregulated businesses that went awry with the collapse of the Western energy market and the demise of Enron. We believe the business operations of these companies will allow them to pay down a significant amount of debt over the next several years, thereby, creating significant equity. Further, the repeal of the Public Utility Holding Company Act sets into motion the possibility of increased merger activity within the utility industry.

     We remain very optimistic regarding the prospects for the underlying companies in our Funds. Of course, the Paradigm and Small Cap Opportunities Funds offer the most diversification potential for investors. However, we still encourage you to investigate our sector funds. We are well aware of the vast array of opportunities investors have before them; accordingly, we thank you for your confidence as we strive to deliver rewarding investment results.

   /s/ Peter B. Doyle
     Peter B. Doyle
     Chief Investment Strategist

     DISCLOSURE
     THIS MATERIAL IS INTENDED TO BE REVIEWED IN CONJUNCTION WITH A CURRENT PROSPECTUS, WHICH INCLUDES ALL FEES AND EXPENSES THAT APPLY TO A CONTINUED INVESTMENT PROGRAM, AS WELL AS INFORMATION REGARDING THE RISK FACTORS, POLICIES AND OBJECTIVES OF THE FUNDS. READ IT CAREFULLY BEFORE INVESTING.

     MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. BECAUSE THE FUNDS [OTHER THAN THE PARADIGM FUND, THE SMALL CAP OPPORTUNITIES FUND AND THE KINETICS GOVERNMENT MONEY MARKET FUND] INVEST IN A SINGLE INDUSTRY OR GEOGRAPHIC REGION, THEIR SHARES ARE SUBJECT TO A HIGHER DEGREE OF RISK THAN FUNDS WITH A HIGHER LEVEL OF DIVERSIFICATION. INTERNET AND BIOTECHNOLOGY STOCKS ARE SUBJECT TO A RATE OF CHANGE IN TECHNOLOGY, OBSOLESCENCE AND COMPETITION THAT IS GENERALLY HIGHER THAN THAT OF OTHER INDUSTRIES AND HAVE EXPERIENCED EXTREME PRICE AND VOLUME FLUCTUATIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

     BECAUSE SMALLER COMPANIES [FOR THE INTERNET EMERGING GROWTH FUND AND THE SMALL CAP OPPORTUNITIES FUND] OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, THEY PRESENT MORE RISK THAN LARGER, MORE WELL ESTABLISHED, COMPANIES.

     AS NON-DIVERSIFIED [OTHER THAN THE KINETICS GOVERNMENT MONEY MARKET FUND] AND SINGLE INDUSTRY FUNDS, THE VALUE OF THEIR SHARES MAY FLUCTUATE MORE THAN SHARES INVESTED IN A BROADER RANGE OF INDUSTRIES AND COMPANIES.

     AN INVESTMENT IN THE KINETICS GOVERNMENT MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

     UNLIKE OTHER INVESTMENT COMPANIES THAT DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE KINETICS MUTUAL FUNDS PURSUE THEIR INVESTMENT OBJECTIVES BY INVESTING ALL OF THEIR INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO SERIES OF KINETICS PORTFOLIOS TRUST.

     THE INFORMATION CONCERNING THE FUNDS INCLUDED IN THE SHAREHOLDER REPORT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS ABOUT

     THE FACTORS THAT MAY AFFECT THE PERFORMANCE OF THE FUNDS IN THE FUTURE. THESE STATEMENTS ARE BASED ON FUND MANAGEMENT'S PREDICTIONS AND EXPECTATIONS CONCERNING CERTAIN FUTURE EVENTS AND THEIR EXPECTED IMPACT ON THE FUNDS, SUCH AS PERFORMANCE OF THE ECONOMY AS A WHOLE AND OF SPECIFIC INDUSTRY SECTORS, CHANGES IN THE LEVELS OF INTEREST RATES, THE IMPACT OF DEVELOPING WORLD EVENTS, AND OTHER FACTORS THAT MAY INFLUENCE THE FUTURE PERFORMANCE OF THE FUNDS. MANAGEMENT BELIEVES THESE FORWARD-LOOKING STATEMENTS TO BE REASONABLE, ALTHOUGH THEY ARE INHERENTLY UNCERTAIN AND DIFFICULT TO PREDICT. ACTUAL EVENTS MAY CAUSE ADJUSTMENTS IN PORTFOLIO MANAGEMENT STRATEGIES FROM THOSE CURRENTLY EXPECTED TO BE EMPLOYED.

     DISTRIBUTOR: KINETICS FUNDS DISTRIBUTOR, INC. IS NOT AN AFFILIATE OF KINETICS MUTUAL FUNDS, INC. KINETICS FUNDS DISTRIBUTOR, INC. IS AN AFFILIATE OF KINETICS ASSET MANAGEMENT, INC., INVESTMENT ADVISER TO KINETICS MUTUAL FUNDS, INC.

     (C)JANUARY 1, 2006 -- KINETICS ASSET MANAGEMENT, INC.

   HOW A $10,000 INVESTMENT HAS GROWN:

   The charts show the growth of a $10,000 investment in the Funds as compared to the performance of two representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.

   S&P 500 INDEX -- The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500 may differ substantially from the securities in the Funds' portfolios. It is not possible to directly invest in an index.

   NASDAQ COMPOSITE INDEX -- The NASDAQ Composite Index is a broad- based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite may differ substantially from the securities in the Funds' portfolios. It is not possible to directly invest in an index.

                               THE INTERNET FUND
                     OCTOBER 21, 1996 -- DECEMBER 31, 2005
[GRAPH]

                                                 THE INTERNET FUND -- NO
                                                       LOAD CLASS                    S&P 500                NASDAQ COMPOSITE
                                                 -----------------------             -------                ----------------
10/21/1996                                                10000                       10000                       10000
10/31/1996                                                11160                        9941                        9879
11/30/1996                                                 9420                       10692                       10455
12/31/1996                                                 9420                       10480                       10442
01/31/1997                                                 9280                       11135                       11160
02/28/1997                                                 8380                       11222                       10587
03/31/1997                                                 7420                       10761                        9881
04/30/1997                                                 7640                       11403                       10197
05/31/1997                                                 8840                       12098                       11326
06/30/1997                                                 8780                       12640                       11663
07/31/1997                                                 9840                       13645                       12891
08/31/1997                                                 9980                       12881                       12838
09/30/1997                                                11020                       13587                       13634
10/31/1997                                                10240                       13133                       12889
11/30/1997                                                10320                       13741                       12945
12/31/1997                                                10620                       13977                       12701
01/31/1998                                                11400                       14131                       13097
02/28/1998                                                12620                       15150                       14320
03/31/1998                                                13700                       15926                       14847
04/30/1998                                                15720                       16087                       15112
05/31/1998                                                13780                       15810                       14387
06/30/1998                                                19000                       16452                       15325
07/31/1998                                                19360                       16277                       15144
08/31/1998                                                13420                       13924                       12126
09/30/1998                                                17140                       14816                       13700
10/31/1998                                                18120                       16021                       14327
11/30/1998                                                26300                       16992                       15768
12/31/1998                                                31450                       17971                       17734
01/31/1999                                                47455                       18723                       20267
02/28/1999                                                45635                       18141                       18505
03/31/1999                                                60720                       18866                       19908
04/30/1999                                                69183                       19597                       20566
05/31/1999                                                61400                       19134                       19981
06/30/1999                                                67002                       20196                       21725
07/31/1999                                                57719                       19566                       21340
08/31/1999                                                55778                       19469                       22156
09/30/1999                                                59259                       18935                       22211
10/31/1999                                                64141                       20133                       23992
11/30/1999                                                75585                       20543                       26983
12/31/1999                                                99521                       21752                       32912
01/31/2000                                                97199                       20660                       31869
02/29/2000                                               108368                       20268                       37986
03/31/2000                                               107627                       22251                       36985
04/30/2000                                                78303                       21582                       31225
05/31/2000                                                67535                       21139                       27506
06/30/2000                                                71658                       21660                       32078
07/31/2000                                                69636                       21322                       30467
08/31/2000                                                71978                       22646                       34021
09/30/2000                                                65093                       21450                       29706
10/31/2000                                                60869                       21360                       27253
11/30/2000                                                50241                       19676                       21012
12/31/2000                                                48279                       19772                       19981
01/31/2001                                                53163                       20473                       22426
02/28/2001                                                48920                       18607                       17404
03/31/2001                                                44836                       17428                       14884
04/30/2001                                                48199                       18782                       17116
05/31/2001                                                48900                       18908                       17070
06/30/2001                                                49300                       18448                       17474
07/31/2001                                                47358                       18266                       16395
08/31/2001                                                44836                       17123                       14602
09/30/2001                                                39872                       15740                       12122
10/31/2001                                                39912                       16040                       13670
11/30/2001                                                42214                       17271                       15614
12/31/2001                                                43635                       17422                       15775
01/31/2002                                                42174                       17168                       15642
02/28/2002                                                39812                       16837                       14004
03/31/2002                                                41574                       17470                       14925
04/30/2002                                                40813                       16411                       13654
05/31/2002                                                40893                       16290                       13068
06/30/2002                                                35869                       15129                       11834
07/31/2002                                                32727                       13950                       10743
08/31/2002                                                32466                       14042                       10634
09/30/2002                                                30865                       12516                        9480
10/31/2002                                                32767                       13617                       10755
11/30/2002                                                34128                       14419                       11960
12/31/2002                                                33407                       13572                       10802
01/31/2003                                                33807                       13216                       10683
02/28/2003                                                32847                       13018                       10818
03/31/2003                                                34168                       13144                       10847
04/30/2003                                                36009                       14227                       11843
05/31/2003                                                38952                       14976                       12908
06/30/2003                                                42354                       15167                       13125
07/31/2003                                                43435                       15435                       14033
08/31/2003                                                43115                       15736                       14643
09/30/2003                                                43355                       15569                       14453
10/31/2003                                                45997                       16450                       15628
11/30/2003                                                45537                       16594                       15854
12/31/2003                                                46808                       17465                       16203
01/31/2004                                                48896                       17785                       16711
02/29/2004                                                46507                       18032                       16417
03/31/2004                                                45242                       17760                       16129
04/30/2004                                                44278                       17481                       15530
05/31/2004                                                44920                       17721                       16069
06/30/2004                                                45563                       18066                       16562
07/31/2004                                                43876                       17468                       15265
08/31/2004                                                43876                       17539                       14866
09/30/2004                                                45362                       17729                       15342
10/31/2004                                                46607                       17999                       15974
11/30/2004                                                48796                       18728                       16959
12/31/2004                                                51516                       19365                       17595
01/31/2005                                                48521                       18893                       16681
02/28/2005                                                47503                       19291                       16594
03/31/2005                                                47768                       18949                       16170
04/30/2005                                                46708                       18590                       15542
05/31/2005                                                47931                       19181                       16728
06/30/2005                                                47870                       19208                       16637
07/31/2005                                                48908                       19923                       17671
08/31/2005                                                49438                       19741                       17406
09/30/2005                                                49682                       19901                       17403
10/31/2005                                                48868                       19569                       17149
11/30/2005                                                50395                       20309                       18059
12/31/2005                                                50647                       20316                       17836

                                                        ENDED 12/31/05
                                ---------------------------------------------------------------
                                           ADVISOR         ADVISOR
                                NO LOAD    CLASS A         CLASS A                     NASDAQ
                                 CLASS    (NO LOAD)   (LOAD ADJUSTED)(1)   S&P 500    COMPOSITE
-----------------------------------------------------------------------------------------------
One Year                         -1.69%     -1.55%          -7.21%           4.91%       1.37%
-----------------------------------------------------------------------------------------------
Five Years                        0.96%       N/A             N/A            0.54%      -2.25%
-----------------------------------------------------------------------------------------------
Since Inception
  No Load Class
  (10/21/96)                     19.30%       N/A             N/A            8.01%       6.50%
-----------------------------------------------------------------------------------------------
Since Inception
  Advisor Class A
  (4/26/01)                        N/A       1.13%          -0.14%           1.95%       1.73%
-----------------------------------------------------------------------------------------------

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

                       THE INTERNET EMERGING GROWTH FUND
                     DECEMBER 31, 1999 -- DECEMBER 31, 2005
[GRAPH]

                                                  THE INTERNET EMERGING
                                                       GROWTH FUND                   S&P 500                NASDAQ COMPOSITE
                                                  ---------------------              -------                ----------------
12/31/1999                                                10000                       10000                       10000
01/31/2000                                                10010                        9498                        9683
02/29/2000                                                12050                        9318                       11542
03/31/2000                                                10770                       10229                       11237
04/30/2000                                                 7640                        9922                        9487
05/31/2000                                                 6470                        9718                        8357
06/30/2000                                                 7060                        9958                        9746
07/31/2000                                                 6520                        9802                        9257
08/31/2000                                                 6700                       10411                       10337
09/30/2000                                                 5960                        9861                        9026
10/31/2000                                                 5260                        9819                        8281
11/30/2000                                                 4100                        9045                        6384
12/31/2000                                                 3690                        9090                        6071
01/31/2001                                                 4490                        9412                        6814
02/28/2001                                                 4060                        8554                        5288
03/31/2001                                                 3740                        8012                        4522
04/30/2001                                                 3720                        8635                        5200
05/31/2001                                                 3940                        8692                        5186
06/30/2001                                                 4030                        8481                        5309
07/31/2001                                                 4060                        8397                        4982
08/31/2001                                                 3920                        7872                        4437
09/30/2001                                                 3700                        7236                        3683
10/31/2001                                                 3850                        7374                        4154
11/30/2001                                                 4020                        7940                        4744
12/31/2001                                                 4300                        8009                        4793
01/31/2002                                                 4120                        7892                        4753
02/28/2002                                                 3820                        7740                        4255
03/31/2002                                                 4000                        8031                        4535
04/30/2002                                                 4050                        7544                        4149
05/31/2002                                                 3880                        7489                        3971
06/30/2002                                                 3540                        6955                        3596
07/31/2002                                                 3180                        6413                        3264
08/31/2002                                                 3220                        6455                        3231
09/30/2002                                                 3080                        5754                        2880
10/31/2002                                                 3150                        6260                        3268
11/30/2002                                                 3310                        6629                        3634
12/31/2002                                                 3240                        6239                        3282
01/31/2003                                                 3210                        6076                        3246
02/28/2003                                                 3150                        5985                        3287
03/31/2003                                                 3190                        6043                        3296
04/30/2003                                                 3310                        6540                        3598
05/31/2003                                                 3600                        6885                        3922
06/30/2003                                                 3730                        6973                        3988
07/31/2003                                                 3820                        7096                        4264
08/31/2003                                                 4050                        7234                        4449
09/30/2003                                                 4300                        7157                        4391
10/31/2003                                                 4410                        7562                        4748
11/30/2003                                                 4470                        7629                        4817
12/31/2003                                                 4327                        8029                        4923
01/31/2004                                                 4600                        8176                        5077
02/29/2004                                                 4236                        8290                        4988
03/31/2004                                                 4247                        8165                        4901
04/30/2004                                                 4125                        8037                        4719
05/31/2004                                                 4196                        8147                        4882
06/30/2004                                                 4327                        8305                        5032
07/31/2004                                                 4065                        8030                        4638
08/31/2004                                                 4044                        8063                        4517
09/30/2004                                                 4125                        8150                        4661
10/31/2004                                                 4206                        8275                        4853
11/30/2004                                                 4489                        8610                        5153
12/31/2004                                                 4659                        8902                        5346
01/31/2005                                                 4545                        8685                        5068
02/28/2005                                                 4576                        8868                        5042
03/31/2005                                                 4483                        8711                        4913
04/30/2005                                                 4297                        8546                        4722
05/31/2005                                                 4431                        8818                        5082
06/30/2005                                                 4452                        8830                        5055
07/31/2005                                                 4659                        9159                        5369
08/31/2005                                                 4732                        9075                        5289
09/30/2005                                                 4763                        9149                        5288
10/31/2005                                                 4639                        8996                        5210
11/30/2005                                                 4690                        9336                        5487
12/31/2005                                                 4783                        9340                        5419

                                                                ENDED 12/31/05
                                                         -----------------------------
                                                                              NASDAQ
                                                          FUND     S&P 500   COMPOSITE
--------------------------------------------------------------------------------------
One Year                                                   2.65%    4.91%      1.37%
--------------------------------------------------------------------------------------
Five Years                                                 5.33%    0.54%     -2.25%
--------------------------------------------------------------------------------------
Since Inception
  (12/31/99)                                             -11.57%   -1.13%     -9.71%
--------------------------------------------------------------------------------------

Returns for periods greater than one year are average annual total returns.

                               THE PARADIGM FUND
                     DECEMBER 31, 1999 -- DECEMBER 31, 2005
[GRAPH]

                                                 THE PARADIGM FUND - NO
                                                       LOAD CLASS                    S&P 500                NASDAQ COMPOSITE
                                                 ----------------------              -------                ----------------
12/31/1999                                                10000                       10000                       10000
01/31/2000                                                 9660                        9498                        9683
02/29/2000                                                 9800                        9318                       11542
03/31/2000                                                10200                       10229                       11237
04/30/2000                                                 8980                        9922                        9487
05/31/2000                                                 8790                        9718                        8357
06/30/2000                                                 8920                        9958                        9746
07/31/2000                                                 8940                        9802                        9257
08/31/2000                                                 9190                       10411                       10337
09/30/2000                                                 9370                        9861                        9026
10/31/2000                                                 9630                        9819                        8281
11/30/2000                                                 9600                        9045                        6384
12/31/2000                                                10400                        9090                        6071
01/31/2001                                                10540                        9412                        6814
02/28/2001                                                10530                        8554                        5288
03/31/2001                                                10200                        8012                        4522
04/30/2001                                                10360                        8635                        5200
05/31/2001                                                10740                        8692                        5186
06/30/2001                                                10910                        8481                        5309
07/31/2001                                                10900                        8397                        4982
08/31/2001                                                10780                        7872                        4437
09/30/2001                                                10150                        7236                        3683
10/31/2001                                                10220                        7374                        4154
11/30/2001                                                10340                        7940                        4744
12/31/2001                                                10610                        8009                        4793
01/31/2002                                                10610                        7892                        4753
02/28/2002                                                10860                        7740                        4255
03/31/2002                                                11000                        8031                        4535
04/30/2002                                                11080                        7544                        4149
05/31/2002                                                11130                        7489                        3971
06/30/2002                                                10670                        6955                        3596
07/31/2002                                                10130                        6413                        3264
08/31/2002                                                10190                        6455                        3231
09/30/2002                                                 9730                        5754                        2880
10/31/2002                                                 9810                        6260                        3268
11/30/2002                                                 9980                        6629                        3634
12/31/2002                                                10120                        6239                        3282
01/31/2003                                                10070                        6076                        3246
02/28/2003                                                 9790                        5985                        3287
03/31/2003                                                10130                        6043                        3296
04/30/2003                                                11180                        6540                        3598
05/31/2003                                                12060                        6885                        3922
06/30/2003                                                12220                        6973                        3988
07/31/2003                                                12040                        7096                        4264
08/31/2003                                                12780                        7234                        4449
09/30/2003                                                12870                        7157                        4391
10/31/2003                                                13530                        7562                        4748
11/30/2003                                                13920                        7629                        4817
12/31/2003                                                14954                        8029                        4923
01/31/2004                                                14904                        8176                        5077
02/29/2004                                                15185                        8290                        4988
03/31/2004                                                15215                        8165                        4901
04/30/2004                                                14824                        8037                        4719
05/31/2004                                                15095                        8147                        4882
06/30/2004                                                15266                        8305                        5032
07/31/2004                                                15195                        8030                        4638
08/31/2004                                                15256                        8063                        4517
09/30/2004                                                15868                        8150                        4661
10/31/2004                                                16209                        8275                        4853
11/30/2004                                                17454                        8610                        5153
12/31/2004                                                18084                        8902                        5346
01/31/2005                                                17414                        8685                        5068
02/28/2005                                                18321                        8868                        5042
03/31/2005                                                18321                        8711                        4913
04/30/2005                                                18135                        8546                        4722
05/31/2005                                                18723                        8818                        5082
06/30/2005                                                19455                        8830                        5055
07/31/2005                                                20445                        9159                        5369
08/31/2005                                                20713                        9075                        5289
09/30/2005                                                21362                        9149                        5288
10/31/2005                                                20270                        8996                        5210
11/30/2005                                                20569                        9336                        5487
12/31/2005                                                20997                        9340                        5419

                                                            ENDED 12/31/05
                       ----------------------------------------------------------------------------------------
                                  ADVISOR         ADVISOR
                       NO LOAD    CLASS A         CLASS A         ADVISOR   INSTITUTIONAL              NASDAQ
                        CLASS    (NO LOAD)   (LOAD ADJUSTED)(1)   CLASS C       CLASS       S&P 500   COMPOSITE
---------------------------------------------------------------------------------------------------------------
One Year               16.11%     15.54%            8.91%         14.96%          N/A        4.91%      1.37%
---------------------------------------------------------------------------------------------------------------
Five Years             15.09%       N/A              N/A            N/A           N/A        0.54%     -2.25%
---------------------------------------------------------------------------------------------------------------
Since Inception No
 Load Class
 (12/31/99)            13.16%       N/A              N/A            N/A           N/A       -1.13%     -9.71%
---------------------------------------------------------------------------------------------------------------
Since Inception
 Advisor Class A
 (4/26/01)               N/A      15.79%           14.32%           N/A           N/A        1.95%      1.73%
---------------------------------------------------------------------------------------------------------------
Since Inception
 Advisor Class C
 (06/28/02)              N/A        N/A              N/A          20.29%          N/A        8.76%     12.40%
---------------------------------------------------------------------------------------------------------------
Since Inception
 Institutional Class
 (05/27/05)              N/A        N/A              N/A            N/A        12.35%(2)     5.27%(2)   6.24%(2)
---------------------------------------------------------------------------------------------------------------

(1) Reflects front-end sales charge of 5.75%.
(2) Not annualized.

Returns for periods greater than one year are average annual total returns.

                                THE MEDICAL FUND
                    SEPTEMBER 30, 1999 -- DECEMBER 31, 2005
[GRAPH]

                                                  THE MEDICAL FUND - NO
                                                       LOAD CLASS                    S&P 500                NASDAQ COMPOSITE
                                                  ---------------------              -------                ----------------
09/30/1999                                                10000                       10000                       10000
10/31/1999                                                10490                       10633                       10802
11/30/1999                                                11390                       10849                       12148
12/31/1999                                                13360                       11488                       14818
01/31/2000                                                15220                       10911                       14349
02/29/2000                                                18690                       10704                       17103
03/31/2000                                                16910                       11751                       16652
04/30/2000                                                15970                       11398                       14058
05/31/2000                                                16240                       11164                       12384
06/30/2000                                                19360                       11439                       14442
07/31/2000                                                18640                       11260                       13717
08/31/2000                                                20470                       11960                       15317
09/30/2000                                                21130                       11328                       13374
10/31/2000                                                20940                       11281                       12270
11/30/2000                                                20330                       10391                        9460
12/31/2000                                                20980                       10442                        8996
01/31/2001                                                19860                       10812                       10097
02/28/2001                                                19470                        9827                        7836
03/31/2001                                                18100                        9204                        6701
04/30/2001                                                18620                        9919                        7706
05/31/2001                                                19170                        9986                        7685
06/30/2001                                                19140                        9743                        7867
07/31/2001                                                18640                        9647                        7382
08/31/2001                                                18280                        9043                        6574
09/30/2001                                                17520                        8313                        5458
10/31/2001                                                17990                        8471                        6155
11/30/2001                                                18520                        9121                        7030
12/31/2001                                                18091                        9201                        7102
01/31/2002                                                16799                        9067                        7043
02/28/2002                                                16478                        8892                        6305
03/31/2002                                                16518                        9226                        6720
04/30/2002                                                15066                        8667                        6148
05/31/2002                                                14455                        8603                        5884
06/30/2002                                                13273                        7990                        5328
07/31/2002                                                12962                        7367                        4837
08/31/2002                                                12832                        7416                        4788
09/30/2002                                                12010                        6610                        4268
10/31/2002                                                12782                        7192                        4842
11/30/2002                                                13213                        7615                        5385
12/31/2002                                                12819                        7167                        4863
01/31/2003                                                12909                        6980                        4810
02/28/2003                                                12496                        6875                        4871
03/31/2003                                                12960                        6942                        4884
04/30/2003                                                13897                        7514                        5332
05/31/2003                                                15066                        7909                        5811
06/30/2003                                                15126                        8010                        5909
07/31/2003                                                15257                        8152                        6318
08/31/2003                                                14784                        8310                        6593
09/30/2003                                                15076                        8222                        6507
10/31/2003                                                15157                        8687                        7036
11/30/2003                                                15278                        8764                        7138
12/31/2003                                                15791                        9223                        7295
01/31/2004                                                16084                        9393                        7524
02/29/2004                                                16305                        9523                        7391
03/31/2004                                                15802                        9380                        7262
04/30/2004                                                16003                        9232                        6992
05/31/2004                                                15973                        9359                        7235
06/30/2004                                                15912                        9541                        7457
07/31/2004                                                15378                        9225                        6873
08/31/2004                                                15419                        9263                        6693
09/30/2004                                                15721                        9363                        6907
10/31/2004                                                15469                        9506                        7192
11/30/2004                                                15812                        9891                        7635
12/31/2004                                                16890                       10227                        7922
01/31/2005                                                16074                        9978                        7510
02/28/2005                                                16013                       10188                        7471
03/31/2005                                                15449                       10007                        7280
04/30/2005                                                15660                        9818                        6998
05/31/2005                                                15842                       10130                        7531
06/30/2005                                                15610                       10144                        7490
07/31/2005                                                16315                       10522                        7956
08/31/2005                                                16295                       10426                        7837
09/30/2005                                                16729                       10510                        7835
10/31/2005                                                16457                       10335                        7721
11/30/2005                                                16376                       10726                        8131
12/31/2005                                                16769                       10729                        8031

                                                       ENDED 12/31/05
                               --------------------------------------------------------------
                                          ADVISOR         ADVISOR
                               NO LOAD    CLASS A         CLASS A                    NASDAQ
                                CLASS    (NO LOAD)   (LOAD ADJUSTED)(1)   S&P 500   COMPOSITE
---------------------------------------------------------------------------------------------
One Year                       -0.72%     -0.91%           -6.63%          4.91%      1.37%
---------------------------------------------------------------------------------------------
Five Years                     -4.38%       N/A              N/A           0.54%     -2.25%
---------------------------------------------------------------------------------------------
Since Inception
  No Load Class
  (9/30/99)                     8.62%       N/A              N/A           1.13%     -3.45%
---------------------------------------------------------------------------------------------
Since Inception
  Advisor Class A
  (4/26/01)                      N/A      -2.16%           -3.39%          1.95%      1.73%
---------------------------------------------------------------------------------------------

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

                        THE SMALL CAP OPPORTUNITIES FUND
                      MARCH 20, 2000 -- DECEMBER 31, 2005
[GRAPH]

                                                      THE SMALL CAP
                                                 OPPORTUNITIES FUND - NO
                                                       LOAD CLASS                    S&P 500                NASDAQ COMPOSITE
                                                 -----------------------             -------                ----------------
03/20/2000                                                10000                       10000                       10000
03/31/2000                                                 9900                       10290                        9919
04/30/2000                                                 9740                        9980                        8375
05/31/2000                                                 9500                        9775                        7377
06/30/2000                                                10210                       10016                        8603
07/31/2000                                                11140                        9860                        8171
08/31/2000                                                12050                       10472                        9124
09/30/2000                                                10970                        9919                        7967
10/31/2000                                                10580                        9877                        7309
11/30/2000                                                 9710                        9099                        5635
12/31/2000                                                11100                        9143                        5359
01/31/2001                                                12580                        9468                        6015
02/28/2001                                                12310                        8604                        4668
03/31/2001                                                12180                        8059                        3992
04/30/2001                                                12790                        8686                        4591
05/31/2001                                                13370                        8744                        4578
06/30/2001                                                13940                        8531                        4687
07/31/2001                                                13890                        8447                        4397
08/31/2001                                                13650                        7918                        3916
09/30/2001                                                12610                        7279                        3251
10/31/2001                                                13440                        7418                        3666
11/30/2001                                                14280                        7987                        4188
12/31/2001                                                14500                        8057                        4231
01/31/2002                                                14330                        7939                        4195
02/28/2002                                                13810                        7786                        3756
03/31/2002                                                14610                        8079                        4003
04/30/2002                                                14430                        7589                        3662
05/31/2002                                                14240                        7533                        3505
06/30/2002                                                13680                        6996                        3174
07/31/2002                                                11630                        6451                        2881
08/31/2002                                                11910                        6493                        2852
09/30/2002                                                10730                        5788                        2542
10/31/2002                                                 9940                        6297                        2884
11/30/2002                                                10140                        6668                        3208
12/31/2002                                                10110                        6276                        2897
01/31/2003                                                10301                        6112                        2865
02/28/2003                                                10281                        6020                        2901
03/31/2003                                                10915                        6078                        2909
04/30/2003                                                11590                        6579                        3176
05/31/2003                                                12778                        6926                        3462
06/30/2003                                                12738                        7014                        3520
07/31/2003                                                12949                        7138                        3764
08/31/2003                                                13876                        7277                        3927
09/30/2003                                                14581                        7200                        3876
10/31/2003                                                15688                        7607                        4191
11/30/2003                                                16242                        7674                        4252
12/31/2003                                                16834                        8076                        4346
01/31/2004                                                17108                        8224                        4482
02/29/2004                                                16803                        8339                        4403
03/31/2004                                                16681                        8213                        4326
04/30/2004                                                16284                        8084                        4165
05/31/2004                                                16437                        8195                        4310
06/30/2004                                                17352                        8354                        4442
07/31/2004                                                16712                        8078                        4094
08/31/2004                                                17047                        8111                        3987
09/30/2004                                                17230                        8198                        4115
10/31/2004                                                17688                        8324                        4284
11/30/2004                                                18919                        8660                        4548
12/31/2004                                                19594                        8955                        4719
01/31/2005                                                18881                        8737                        4474
02/28/2005                                                19174                        8921                        4451
03/31/2005                                                18975                        8763                        4337
04/30/2005                                                18703                        8596                        4168
05/31/2005                                                19615                        8870                        4486
06/30/2005                                                20233                        8883                        4462
07/31/2005                                                21743                        9213                        4739
08/31/2005                                                21932                        9129                        4668
09/30/2005                                                22456                        9203                        4667
10/31/2005                                                21544                        9049                        4599
11/30/2005                                                21890                        9392                        4843
12/31/2005                                                22174                        9395                        4784

                                                                  ENDED 12/31/05
                                  ------------------------------------------------------------------------------
                                             ADVISOR         ADVISOR
                                  NO LOAD    CLASS A         CLASS A         INSTITUTIONAL              NASDAQ
                                   CLASS    (NO LOAD)   (LOAD ADJUSTED)(1)       CLASS       S&P 500   COMPOSITE
----------------------------------------------------------------------------------------------------------------
One Year                           13.17%     12.83%           6.33%               N/A         4.91%      1.37%
----------------------------------------------------------------------------------------------------------------
Five Years                         14.84%       N/A             N/A                N/A         0.54%     -2.25%
----------------------------------------------------------------------------------------------------------------
Since Inception
 No Load Class
 (3/20/00)                         14.76%     10.95%            N/A                N/A        -1.07%    -11.97%
----------------------------------------------------------------------------------------------------------------
Since Inception
 Advisor Class A
 (12/31/01)                          N/A        N/A            9.33%               N/A         3.92%      3.12%
----------------------------------------------------------------------------------------------------------------
Since Inception
 Institutional Class
 (8/12/05)                           N/A        N/A             N/A               3.23%(2)     2.20%(2)    2.24%(2)
----------------------------------------------------------------------------------------------------------------

(1) Reflects front-end sales charge of 5.75%.
(2) Not annualized.

Returns for periods greater than one year are average annual total returns.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 EXPENSE EXAMPLE
 December 31, 2005

Shareholders incur two type of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by the Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2005 and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all of its investable assets in a corresponding Master Portfolio, a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. The Adviser for the Master Portfolios has directed a certain amount of the Master Portfolio's trades to brokers believed to provide the best execution and, as a result, the Master Portfolios have generated direct brokerage credits to reduce certain service provider fees. Each Feeder Fund records its proportionate share of the Master Portfolio's expenses, including directed brokerage credits, on a daily basis. Any expense reductions includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

The Feeder Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between the Feeder Fund and any other series of Kinetics Mutual Funds, Inc. The Feeder Fund's transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two series of Kinetics Mutual Funds, Inc. The Feeder Fund's transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Feeder Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than one month. These fees will be paid to the Feeder Funds to help offset transaction costs. The Feeder Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Feeder Funds or shareholders.

You may use the information provided in the first line, together with the amounts you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Feeder Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Feeder Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses one paid for the period. You may use this information to compare the ongoing costs of investing in the Feeder Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight one's ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help one determine the relative total costs of owning different funds. In addition, if these transactional costs were included, one's costs would have been higher.

EXPENSE EXAMPLE

                                         BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID
                                               VALUE             VALUE           DURING PERIOD*
                                             (7/1/05)          (12/31/05)     (7/1/05 TO 12/31/05)
                                         -----------------   --------------   --------------------
THE INTERNET FUND
 No Load Class Actual -- before expense
   reimbursement.......................      $1,000.00         $1,058.00             $12.19
 No Load Class Actual -- after expense
   reimbursement.......................      $1,000.00         $1,058.00             $12.19
 No Load Class Hypothetical (5% return
   before expenses) -- before expense
   reimbursement.......................      $1,000.00         $1,013.36             $11.93
 No Load Class Hypothetical (5% return
   before expenses) -- after expense
   reimbursement.......................      $1,000.00         $1,013.36             $11.93
 Advisor Class A Actual -- before
   expense reimbursement...............      $1,000.00         $1,060.60             $13.50
 Advisor Class A Actual -- after
   expense reimbursement...............      $1,000.00         $1,060.60             $13.50
 Advisor Class A Hypothetical (5%
   return before expenses) -- before
   expense reimbursement...............      $1,000.00         $1,012.10             $13.19
 Advisor Class A Hypothetical (5%
   return before expenses) -- after
   expense reimbursement...............      $1,000.00         $1,012.10             $13.19
THE INTERNET EMERGING GROWTH FUND
 No Load Class Actual -- before expense
   reimbursement.......................      $1,000.00         $1,074.30             $16.34
 No Load Class Actual -- after expense
   reimbursement.......................      $1,000.00         $1,074.30             $13.98
 No Load Class Hypothetical (5% return
   before expenses) -- before expense
   reimbursement.......................      $1,000.00         $1,009.45             $15.83
 No Load Class Hypothetical (5% return
   before expenses) -- after expense
   reimbursement.......................      $1,000.00         $1,011.73             $13.55
THE PARADIGM FUND
 No Load Class Actual -- before expense
   reimbursement.......................      $1,000.00         $1,079.30             $ 9.92
 No Load Class Actual -- after expense
   reimbursement.......................      $1,000.00         $1,079.30             $ 8.88
 No Load Class Hypothetical (5% return
   before expenses) -- before expense
   reimbursement.......................      $1,000.00         $1,015.67             $ 9.61
 No Load Class Hypothetical (5% return
   before expenses) -- after expense
   reimbursement.......................      $1,000.00         $1,016.67             $ 8.61
 Advisor Class A Actual -- before
   expense reimbursement...............      $1,000.00         $1,078.60             $11.22
 Advisor Class A Actual -- after
   expense reimbursement...............      $1,000.00         $1,078.60             $10.18
 Advisor Class A Hypothetical (5%
   return before expenses) -- before
   expense reimbursement...............      $1,000.00         $1,014.41             $10.88
 Advisor Class A Hypothetical (5%
   return before expenses) -- after
   expense reimbursement...............      $1,000.00         $1,015.41             $ 9.87
 Advisor Class C Actual -- before
   expense reimbursement...............      $1,000.00         $1,075.30             $13.82
 Advisor Class C Actual -- after
   expense reimbursement...............      $1,000.00         $1,075.30             $12.78
 Advisor Class C Hypothetical (5%
   return before expenses) -- before
   expense reimbursement...............      $1,000.00         $1,011.89             $13.40

                                         BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID
                                               VALUE             VALUE           DURING PERIOD*
                                             (7/1/05)          (12/31/05)     (7/1/05 TO 12/31/05)
                                         -----------------   --------------   --------------------
 Advisor Class C Hypothetical (5%
   return before expenses) -- after
   expense reimbursement...............      $1,000.00         $1,012.89             $12.40
 Institutional Class Actual -- before
   expense reimbursement...............      $1,000.00         $1,079.50             $ 8.87
 Institutional Class Actual -- after
   expense reimbursement...............      $1,000.00         $1,079.50             $ 7.83
 Institutional Class Hypothetical (5%
   return before expenses) -- before
   expense reimbursement...............      $1,000.00         $1,016.67             $ 8.60
 Institutional Class Hypothetical (5%
   return before expenses) -- after
   expense reimbursement...............      $1,000.00         $1,017.68             $ 7.59
THE MEDICAL FUND
 No Load Class Actual -- before expense
   reimbursement.......................      $1,000.00         $1,074.20             $12.23
 No Load Class Actual -- after expense
   reimbursement.......................      $1,000.00         $1,074.20             $12.42
 No Load Class Hypothetical (5% return
   before expenses) -- before expense
   reimbursement.......................      $1,000.00         $1,013.41             $11.87
 No Load Class Hypothetical (5% return
   before expenses) -- after expense
   reimbursement.......................      $1,000.00         $1,013.23             $12.06
 Advisor Class A Actual -- before
   expense reimbursement...............      $1,000.00         $1,072.90             $13.53
 Advisor Class A Actual -- after
   expense reimbursement...............      $1,000.00         $1,072.90             $13.72
 Advisor Class A Hypothetical (5%
   return before expenses) -- before
   expense reimbursement...............      $1,000.00         $1,012.15             $13.14
 Advisor Class A Hypothetical (5%
   return before expenses) -- after
   expense reimbursement...............      $1,000.00         $1,011.97             $13.32
THE SMALL CAP OPPORTUNITIES FUND
 No Load Class Actual -- before expense
   reimbursement.......................      $1,000.00         $1,095.90             $ 9.59
 No Load Class Actual -- after expense
   reimbursement.......................      $1,000.00         $1,095.90             $ 9.40
 No Load Class Hypothetical (5% return
   before expenses) -- before expense
   reimbursement.......................      $1,000.00         $1,016.06             $ 9.22
 No Load Class Hypothetical (5% return
   before expenses) -- after expense
   reimbursement.......................      $1,000.00         $1,016.23             $ 9.05
 Advisor Class A Actual -- before
   expense reimbursement...............      $1,000.00         $1,093.70             $10.90
 Advisor Class A Actual -- after
   expense reimbursement...............      $1,000.00         $1,093.70             $10.71
 Advisor Class A Hypothetical (5%
   return before expenses) -- before
   expense reimbursement...............      $1,000.00         $1,014.80             $10.49
 Advisor Class A Hypothetical (5%
   return before expenses) -- after
   expense reimbursement...............      $1,000.00         $1,014.97             $10.31
 Institutional Class Actual -- before
   expense reimbursement**.............      $1,000.00         $1,032.30             $ 6.34
 Institutional Class Actual -- after
   expense reimbursement**.............      $1,000.00         $1,032.30             $ 6.20

                                         BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID
                                               VALUE             VALUE           DURING PERIOD*
                                             (7/1/05)          (12/31/05)     (7/1/05 TO 12/31/05)
                                         -----------------   --------------   --------------------
 Institutional Class Hypothetical (5%
   return before expenses) -- before
   expense reimbursement**.............      $1,000.00         $1,013.08             $ 6.28
 Institutional Class Hypothetical (5%
   return before expenses) -- after
   expense reimbursement**.............      $1,000.00         $1,013.21             $ 6.14
THE KINETICS GOVERNMENT MONEY MARKET
 FUND
 No Load Class Actual -- before expense
   reimbursement.......................      $1,000.00         $1,012.90             $19.21
 No Load Class Actual -- after expense
   reimbursement.......................      $1,000.00         $1,012.90             $ 4.88
 No Load Class Hypothetical (5% return
   before expenses) -- before expense
   reimbursement.......................      $1,000.00         $1,006.12             $19.15
 No Load Class Hypothetical (5% return
   before expenses) -- after expense
   reimbursement.......................      $1,000.00         $1,020.35             $ 4.90

------------------
Note: Each Feeder Fund records its proportionate share of the respective Master
      Portfolio's expenses, including directed brokerage credits, on a daily basis. Any expense reductions includes Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.

 * Expenses are equal to the Fund's annualized expense ratio before expense reimbursement and after expense reimbursement respectively of 2.35% and 2.35% for The Internet Fund No Load Class, 2.60% and 2.60% for The Internet Fund Advisor Class A, 3.12% and 2.67% for The Internet Emerging Growth Fund, 1.90% and 1.70% for The Paradigm Fund No Load Class, 2.15% and 1.95% for The Paradigm Fund Advisor Class A, 2.65% and 2.45% for The Paradigm Fund Advisor Class C, 1.70% and 1.50% for The Paradigm Fund Institutional Class, 2.34% and 2.38% for The Medical Fund No Load Class, 2.59% and 2.63% for The Medical Fund Advisor Class A, 1.89% and 1.85% for The Small Cap Opportunities Fund No Load Class, 2.14% and 2.10% for The Small Cap Opportunities Fund Advisor Class A, and 3.79% and 0.96% The Kinetics Government Money Market Fund, multiplied by the average account value over the period, multiplied by 184/365.

** Expenses paid during period 8/12/05 -- 12/31/05 and are equal to the Fund's annualized expense ratio before expense reimbursement and after expense reimbursement of 1.69% and 1.65% respectively for The Small Cap Fund Institutional Class, multiplied by the average account value over the period, multiplied by 141/365 (to reflect the inception date to the end of the semi-annual period).

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF ASSETS & LIABILITIES
 December 31, 2005

                                                                    THE INTERNET
                                                   THE INTERNET    EMERGING GROWTH
                                                       FUND             FUND
----------------------------------------------------------------------------------
ASSETS:
  Investments in the Master Portfolios, at
    value*.......................................  $ 148,790,301    $  3,890,360
  Receivable from Adviser........................             --           2,225
  Receivable for Master Portfolio interest
    sold.........................................        508,421          11,974
  Receivable for Fund shares sold................         17,689           2,600
  Prepaid expenses and other assets..............          6,507          10,679
                                                   -------------    ------------
    Total assets.................................    149,322,918       3,917,838
                                                   -------------    ------------
LIABILITIES:
  Payable to shareholders........................         63,174           7,118
  Payable to Directors and Officers..............          4,904             131
  Payable for Fund shares repurchased............        462,936           7,456
  Payable for service fees.......................         32,559             837
  Payable for distribution fees..................          2,293              --
  Accrued expenses and other liabilities.........        196,455           6,664
                                                   -------------    ------------
    Total liabilities............................        762,321          22,206
                                                   -------------    ------------
    Net assets...................................  $ 148,560,597    $  3,895,632
                                                   =============    ============
NET ASSETS CONSIST OF:
  Paid in capital................................  $ 324,597,307    $ 14,782,894
  Accumulated net investment loss................     (2,242,506)        (66,901)
  Accumulated net realized loss on investments,
    options and written option contracts.........   (185,254,583)    (11,511,611)
  Net unrealized appreciation on:
    Investments..................................     11,456,394         687,377
    Written option contracts.....................          3,985           3,873
                                                   -------------    ------------
    Net assets...................................  $ 148,560,597    $  3,895,632
                                                   =============    ============
CALCULATION OF NET ASSET VALUE PER SHARE -- NO
  LOAD CLASS:
  Net assets.....................................  $ 148,260,435    $  3,895,632
  Shares outstanding.............................      6,011,696         880,080
  Net asset value per share (offering and
    redemption price)............................  $       24.66    $       4.43
                                                   =============    ============
CALCULATION OF NET ASSET VALUE PER SHARE --
  ADVISOR CLASS A:
  Net assets.....................................  $     300,162
  Shares outstanding.............................         12,301
  Net asset value per share......................  $       24.40
                                                   =============
  Offering price per share ($24.40 divided by
    .9425).......................................  $       25.89
                                                   =============

------------------
* Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF ASSETS & LIABILITIES -- (CONTINUED)
 December 31, 2005

                                                                  THE
                                                                PARADIGM     THE MEDICAL
                                                                  FUND          FUND
----------------------------------------------------------------------------------------
ASSETS:
  Investments in the Master Portfolios, at value*...........  $529,194,811   $14,525,840
  Receivable from Adviser...................................       128,700            --
  Receivable for Master Portfolio interest sold.............            --        23,938
  Receivable for Fund shares sold...........................     5,041,361        13,174
  Prepaid expenses and other assets.........................        30,033         7,880
                                                              ------------   -----------
    Total assets............................................   534,394,905    14,570,832
                                                              ------------   -----------
LIABILITIES:
  Payable for Master Portfolio interest purchased...........     3,855,459            --
  Payable to shareholders...................................        60,631            --
  Payable for Advisor.......................................            --         9,478
  Payable to Directors and Officers.........................        15,531           508
  Payable for Fund shares repurchased.......................     1,125,271        37,112
  Payable for service fees..................................       110,948         3,126
  Payable for distribution fees.............................        35,919           110
  Accrued expenses and other liabilities....................       221,756        19,015
                                                              ------------   -----------
    Total liabilities.......................................     5,425,515        69,349
                                                              ------------   -----------
    Net assets..............................................  $528,969,390   $14,501,483
                                                              ============   ===========
NET ASSETS CONSIST OF:
  Paid in capital...........................................  $467,345,340   $16,348,850
  Accumulated net investment loss...........................    (1,563,028)           --
  Accumulated net realized loss on investments, options and
    written option contracts................................      (385,959)     (127,962)
  Net unrealized appreciation (depreciation) on:
    Investments.............................................    63,573,037    (1,719,405)
                                                              ------------   -----------
    Net assets..............................................  $528,969,390   $14,501,483
                                                              ============   ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- NO LOAD CLASS:
  Net assets................................................  $418,913,556   $13,942,611
  Shares outstanding........................................    20,600,641       837,717
  Net asset value per share (offering and redemption
    price)..................................................  $      20.33   $     16.64
                                                              ============   ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- ADVISOR CLASS A:
  Net assets................................................  $ 60,420,852   $   558,873
  Shares outstanding........................................     3,009,704        34,205
  Net asset value per share.................................  $      20.08   $     16.34
                                                              ============   ===========
  Offering price per share ($20.08 divided by .9425 and
    $16.34 divided by .9425, respectively)..................  $      21.31   $     17.34
                                                              ============   ===========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF ASSETS & LIABILITIES -- (CONTINUED)
 December 31, 2005

                                                                  THE
                                                                PARADIGM     THE MEDICAL
                                                                  FUND          FUND
----------------------------------------------------------------------------------------
CALCULATION OF NET ASSET VALUE PER SHARE -- ADVISOR CLASS C:
  Net assets................................................  $ 38,739,845
  Shares outstanding........................................     1,960,156
  Net asset value per share (offering and redemption
    price)..................................................  $      19.76
                                                              ============
CALCULATION OF NET ASSET VALUE PER SHARE -- INSTITUTIONAL
  CLASS:
  Net assets................................................  $ 10,895,137
  Shares outstanding........................................       536,477
  Net asset value per share (offering and redemption
    price)..................................................  $      20.31
                                                              ============

------------------
* Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF ASSETS & LIABILITIES -- (CONTINUED)
 December 31, 2005

                                                                THE SMALL     THE KINETICS
                                                                   CAP         GOVERNMENT
                                                              OPPORTUNITIES      MONEY
                                                                  FUND        MARKET FUND
------------------------------------------------------------------------------------------
ASSETS:
 Investments in the Master Portfolios, at value*............  $128,814,080     $1,045,299
 Receivable from Adviser....................................         8,285          3,755
 Receivable for Fund shares sold............................       968,686             45
 Prepaid expenses and other assets..........................        13,105          4,938
                                                              ------------     ----------
   Total assets.............................................   129,804,156      1,054,037
                                                              ------------     ----------
LIABILITIES:
 Payable for Master Portfolio interest purchased............       847,770             15
 Payable to shareholders....................................         8,955             30
 Payable to Directors and Officers..........................         3,509             17
 Payable for Fund shares repurchased........................       111,961             --
 Payable for service fees...................................        15,654            226
 Payable for distribution fees..............................         1,026             --
 Accrued expenses and other liabilities.....................        45,299          1,692
                                                              ------------     ----------
   Total liabilities........................................     1,034,174          1,980
                                                              ------------     ----------
   Net assets...............................................  $128,769,982     $1,052,057
                                                              ============     ==========
NET ASSETS CONSIST OF:
 Paid in capital............................................  $110,846,399     $1,052,057
 Accumulated net investment income..........................       162,155             --
 Accumulated net realized loss on investments, options and
   written option contracts.................................    (1,265,588)            --
 Net unrealized appreciation on:
   Investments..............................................    19,027,016             --
                                                              ------------     ----------
   Net assets...............................................  $128,769,982     $1,052,057
                                                              ============     ==========
CALCULATION OF NET ASSET VALUE PER SHARE -- NO LOAD CLASS:
 Net assets.................................................  $ 55,979,002     $1,052,057
 Shares outstanding.........................................     2,663,043      1,052,057
 Net asset value per share (offering and redemption
   price)...................................................  $      21.02     $     1.00
                                                              ============     ==========
CALCULATION OF NET ASSET VALUE PER SHARE -- ADVISOR CLASS A:
 Net assets.................................................  $  5,204,742
 Shares outstanding.........................................       249,096
 Net asset value per share..................................  $      20.89
                                                              ============
 Offering price per share ($20.89 divided by .9425).........  $      22.16
                                                              ============
CALCULATION OF NET ASSET VALUE PER SHARE -- INSTITUTIONAL
 CLASS:
 Net Assets.................................................  $ 67,586,238
 Shares outstanding.........................................     3,218,641
 Net asset value per share (offering and redemption
   price)...................................................  $      21.00
                                                              ============

------------------
* Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2005

                                                                             THE INTERNET
                                                              THE INTERNET     EMERGING
                                                                  FUND       GROWTH FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
  Dividends+................................................  $ 2,742,496      $169,189
  Interest..................................................    1,779,187        70,866
  Income from securities lending............................      163,277         3,598
  Expenses only from Master Portfolio++.....................   (2,416,388)      (69,555)
                                                              -----------      --------
      Net investment income from Master Portfolio...........    2,268,572       174,098
                                                              -----------      --------
EXPENSES:
  Distribution fees -- Advisor Class A......................          745            --
  Shareholder servicing fees and expenses...................    1,064,019        33,275
  Reports to shareholders...................................      185,858         6,780
  Administration fees.......................................       83,918         2,006
  Professional fees.........................................       79,145         1,148
  Directors' and Officers' fees and expenses................       28,068           551
  Registration fees.........................................       35,374        16,735
  Fund accounting fees......................................        7,738            --
  Other expenses............................................       20,399           365
                                                              -----------      --------
      Total expenses........................................    1,505,264        60,860
  Less, expense reimbursement...............................           --       (21,647)
                                                              -----------      --------
      Net expenses..........................................    1,505,264        39,213
                                                              -----------      --------
      Net investment income.................................      763,308       134,885
                                                              -----------      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
  FROM MASTER PORTFOLIOS:
  Net realized gain (loss) on:
      Investments and foreign currency......................   (7,612,128)      (20,833)
      Written option contracts expired or closed............      309,754            --
  Net change in unrealized appreciation (depreciation) of:
      Investments and foreign currency......................    1,680,380       (51,506)
      Written option contracts..............................     (297,208)        4,432
                                                              -----------      --------
      Net loss on investments...............................   (5,919,202)      (67,907)
                                                              -----------      --------
      Net decrease (increase) in net assets resulting from
        operations..........................................  $(5,155,894)     $ 66,978
                                                              ===========      ========
+ Net of Foreign Taxes Withheld of:                           $    20,086      $    492
                                                              ===========      ========
++ Net of expense reduction of:                               $     6,529      $    605
                                                              ===========      ========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF OPERATIONS -- (CONTINUED)
 For the Year Ended December 31, 2005

                                                              THE PARADIGM   THE MEDICAL
                                                                  FUND          FUND
----------------------------------------------------------------------------------------
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
  Dividends+................................................  $ 3,104,513    $   217,042
  Interest..................................................    1,327,061          2,114
  Income from securities lending............................       21,584          2,907
  Expenses only from Master Portfolio++.....................   (4,091,095)      (246,855)
                                                              -----------    -----------
      Net investment income (loss) from Master Portfolio....      362,063        (24,792)
                                                              -----------    -----------
EXPENSES:
  Distribution fees -- Advisor Class A......................       99,367          1,449
  Distribution fees -- Advisor Class C......................      161,371             --
  Shareholder servicing fees and expenses...................    1,041,227        101,703
  Shareholder servicing fees -- Institutional Class.........        9,150             --
  Reports to shareholders...................................      109,312         16,346
  Administration fees.......................................      145,270          7,767
  Professional fees.........................................       87,427          7,470
  Directors' and Officers' fees and expenses................       44,963          1,995
  Registration fees.........................................       80,696         25,277
  Fund accounting fees......................................       44,544            769
  Other expenses............................................        7,496          2,225
                                                              -----------    -----------
      Total expenses........................................    1,830,823        165,001
  Less, expense waiver for Institutional Class service
    fees....................................................       (6,863)            --
  Less, expense reimbursement...............................     (687,406)        (6,175)
                                                              -----------    -----------
      Net expenses..........................................    1,136,554        158,826
                                                              -----------    -----------
      Net investment loss...................................     (774,491)      (183,618)
                                                              -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
  FROM MASTER PORTFOLIOS:
  Net realized gain on:
      Investments and foreign currency......................      273,094      1,811,031
      Written option contracts expired or closed............           --         83,651
  Net change in unrealized appreciation (depreciation) of:
      Investments and foreign currency......................   37,040,705     (1,971,478)
      Written option contracts..............................           --        (80,028)
                                                              -----------    -----------
      Net gain (loss) on investments........................   37,313,799       (156,824)
                                                              -----------    -----------
      Net increase (decrease) in net assets resulting from
        operations..........................................  $36,539,308    $  (340,442)
                                                              ===========    ===========
+ Net of Foreign Taxes Withheld of:                           $   191,053    $    20,450
                                                              ===========    ===========
++ Net of expense reduction of:                               $   146,433    $     2,956
                                                              ===========    ===========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENT OF OPERATIONS -- (CONTINUED)
 For the Year Ended December 31, 2005

                                                                              THE KINETICS
                                                              THE SMALL CAP    GOVERNMENT
                                                              OPPORTUNITIES   MONEY MARKET
                                                                  FUND            FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
  Dividends+................................................   $ 1,055,763      $     --
  Interest..................................................       410,801        33,136
  Income from securities lending............................        23,385            --
  Expenses only from Master Portfolio++.....................    (1,054,085)      (15,416)
                                                               -----------      --------
      Net investment income from Master Portfolio...........       435,864        17,720
                                                               -----------      --------
EXPENSES:
  Distribution fees -- Advisor Class A......................         8,583            --
  Shareholder servicing fees and expenses...................       181,061         6,655
  Shareholder servicing fees -- Institutional Class.........        51,152            --
  Reports to shareholders...................................        41,378         2,839
  Administration fees.......................................        38,522           538
  Professional fees.........................................        23,321           298
  Directors' and Officers' fees and expenses................        11,869           134
  Registration fees.........................................        47,288        31,537
  Fund accounting fees......................................         6,445            --
  Other expenses............................................         2,254           508
                                                               -----------      --------
      Total expenses........................................       411,873        42,509
  Less, expense waiver for Institutional Class service
    fees....................................................       (38,364)           --
  Less, expense reimbursement...............................      (150,015)      (45,848)
                                                               -----------      --------
      Net expenses..........................................       223,494        (3,339)
                                                               -----------      --------
      Net investment income.................................       212,370        21,059
                                                               -----------      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
  FROM MASTER PORTFOLIOS:
  Net realized (loss) on:
      Investments and foreign currency......................    (1,152,409)           --
      Written option contracts expired or closed............            --            --
  Net change in unrealized appreciation of:
      Investments and foreign currency......................    10,830,822            --
                                                               -----------      --------
      Net gain on investments...............................     9,678,413            --
                                                               -----------      --------
      Net increase in net assets resulting from
        operations..........................................   $ 9,890,783      $ 21,059
                                                               ===========      ========
+ Net of Foreign Taxes Withheld of:                            $     5,065      $     --
                                                               ===========      ========
++ Net of expense reduction of:                                $    82,356      $     --
                                                               ===========      ========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                    THE INTERNET EMERGING
                                        THE INTERNET FUND                GROWTH FUND
                                   ---------------------------   ---------------------------
                                     FOR THE        FOR THE        FOR THE        FOR THE
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2005           2004           2005           2004
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..........  $    763,308   $    899,885   $   134,885    $    79,835
  Net realized gain (loss) on
    sale of investments, foreign
    currency and written option
    contracts expired or
    closed.......................    (7,302,374)    33,311,287       (20,833)       128,442
  Net change in unrealized
    appreciation (depreciation)
    of investments, foreign
    currency and written
    options......................     1,383,172    (16,515,065)      (47,074)       103,604
                                   ------------   ------------   -----------    -----------
      Net increase (decrease) in
        net assets resulting from
        operations...............    (5,155,894)    17,696,107        66,978        311,881
                                   ------------   ------------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS --
  NO LOAD CLASS:
  Net investment income..........    (1,218,235)    (2,899,789)     (160,455)      (107,877)
  Net realized gains.............            --             --            --             --
                                   ------------   ------------   -----------    -----------
      Total distributions........    (1,218,235)    (2,899,789)     (160,455)      (107,877)
                                   ------------   ------------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS --
  ADVISOR CLASS A:
  Net investment income..........        (1,745)        (3,218)          N/A            N/A
  Net realized gains.............            --             --           N/A            N/A
                                   ------------   ------------   -----------    -----------
      Total distributions........        (1,745)        (3,218)          N/A            N/A
                                   ------------   ------------   -----------    -----------
CAPITAL SHARE TRANSACTIONS -- NO
  LOAD CLASS:
  Proceeds from shares sold......     1,976,990     20,187,510       895,722      1,385,953
  Redemption fees................         3,071             --           663             --
  Proceeds from shares issued to
    holders in reinvestment of
    dividends....................     1,155,106      2,758,435       153,337         97,802
  Cost of shares redeemed........   (50,437,185)   (66,950,463)   (1,644,963)    (1,780,526)
                                   ------------   ------------   -----------    -----------
      Net decrease in net assets
        resulting from No Load
        Class capital share
        transactions.............   (47,302,018)   (44,004,518)     (595,241)      (296,771)
                                   ------------   ------------   -----------    -----------

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                    THE INTERNET EMERGING
                                        THE INTERNET FUND                GROWTH FUND
                                   ---------------------------   ---------------------------
                                     FOR THE        FOR THE        FOR THE        FOR THE
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2005           2004           2005           2004
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS --
  ADVISOR CLASS A:
  Proceeds from shares sold......  $    131,159   $ 21,396,074   $       N/A    $       N/A
  Redemption fees................           995             --           N/A            N/A
  Proceeds from shares issued to
    holders in reinvestment of
    dividends....................         1,700          3,128           N/A            N/A
  Cost of shares redeemed........      (177,757)   (21,304,122)          N/A            N/A
                                   ------------   ------------   -----------    -----------
      Net increase (decrease) in
        net assets resulting from
        Advisor Class A capital
        share transactions.......       (43,903)        95,080           N/A            N/A
                                   ------------   ------------   -----------    -----------
TOTAL DECREASE IN NET ASSETS.....   (53,721,795)   (29,116,338)     (688,718)       (92,767)
NET ASSETS:
  Beginning of year..............   202,282,392    231,398,730     4,584,350      4,677,117
                                   ------------   ------------   -----------    -----------
  End of year*...................   148,560,597    202,282,392     3,895,632      4,584,350
                                   ============   ============   ===========    ===========
*Including undistributed net
  investment loss of:............    (2,242,506)    (1,845,522)      (66,901)       (41,327)
                                   ------------   ------------   -----------    -----------
CHANGES IN SHARES OUTSTANDING --
  NO LOAD CLASS:
  Shares sold....................        82,811        863,154       200,890        324,922
  Shares issued in reinvestment
    of dividends and
    distributions................        46,841        108,472        34,613         21,685
  Shares redeemed................    (2,104,010)    (2,895,291)     (373,836)      (419,861)
                                   ------------   ------------   -----------    -----------
      Net decrease in shares
        outstanding..............    (1,974,358)    (1,923,665)     (138,333)       (73,254)
                                   ============   ============   ===========    ===========
CHANGES IN SHARES OUTSTANDING --
  ADVISOR CLASS A:
  Shares sold....................         5,549        964,063
  Shares issued in reinvestments
    of dividends and
    distributions................            70            125
  Shares redeemed................        (7,508)      (968,696)
                                   ------------   ------------
    Net decrease in shares
      outstanding................        (1,889)        (4,508)
                                   ============   ============

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                THE PARADIGM FUND                THE MEDICAL FUND
                                         -------------------------------   ----------------------------
                                            FOR THE          FOR THE         FOR THE         FOR THE
                                          YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                             2005             2004             2005           2004
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss...................  $    (774,491)  $      (410,824)  $  (183,618)    $  (262,143)
 Net realized gain on sale of
   investments, foreign currency and
   written option contracts expired or
   closed..............................        273,094         4,035,209     1,894,682         546,535
 Net change in unrealized appreciation
   (depreciation) of investments,
   foreign currency and written
   options.............................     37,040,705        13,988,562    (2,051,506)      1,117,785
                                         -------------   ---------------   -----------     -----------
     Net increase (decrease) in net
       assets resulting from
       operations......................     36,539,308        17,612,947      (340,442)      1,402,177
                                         -------------   ---------------   -----------     -----------
DISTRIBUTIONS TO
 SHAREHOLDERS -- NO LOAD CLASS:
 Net investment income.................       (229,540)          (73,771)           --              --
 Net realized gains....................       (505,860)       (2,290,393)           --              --
                                         -------------   ---------------   -----------     -----------
     Total distributions...............       (735,400)       (2,364,164)           --              --
                                         -------------   ---------------   -----------     -----------
DISTRIBUTIONS TO
 SHAREHOLDERS -- ADVISOR CLASS A:
 Net investment income.................             --           (22,189)           --              --
 Net realized gains....................        (73,876)         (689,040)           --              --
                                         -------------   ---------------   -----------     -----------
     Total distributions...............        (73,876)         (711,229)           --              --
                                         -------------   ---------------   -----------     -----------
DISTRIBUTIONS TO
 SHAREHOLDERS -- ADVISOR CLASS C:
 Net investment income.................             --            (7,531)          N/A             N/A
 Net realized gains....................        (47,582)         (233,914)          N/A             N/A
                                         -------------   ---------------   -----------     -----------
     Total distributions...............        (47,582)         (241,445)          N/A             N/A
                                         -------------   ---------------   -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS --
 INSTITUTIONAL CLASS:
 Net investment income.................        (18,827)               --           N/A             N/A
 Net realized gains....................        (13,174)               --           N/A             N/A
                                         -------------   ---------------   -----------     -----------
 Total distributions...................        (32,001)               --           N/A             N/A
                                         -------------   ---------------   -----------     -----------
CAPITAL SHARE TRANSACTIONS -- NO LOAD
 CLASS:
 Proceeds from shares sold.............    416,026,097        57,276,719       487,835       3,456,495
 Redemption fees.......................        391,025                --           658              --
 Proceeds from shares issued to holders
   in reinvestment of dividends........        684,456         2,324,520            --              --
 Cost of shares redeemed...............   (114,335,059)      (37,924,198)   (5,800,569)     (8,926,297)
                                         -------------   ---------------   -----------     -----------
     Net increase (decrease) in net
       assets resulting from No Load
       Class capital share
       transactions....................    302,766,519        21,677,041    (5,312,076)     (5,469,802)
                                         -------------   ---------------   -----------     -----------
CAPITAL SHARE TRANSACTIONS -- ADVISOR
 CLASS A:
 Proceeds from shares sold.............     38,036,699        13,180,643       127,135         142,200
 Redemption fees.......................          2,465                --            --              --
 Proceeds from shares issued to holders
   in reinvestment of dividends........         66,629           624,768            --              --
 Cost of shares redeemed...............     (9,676,794)       (3,787,846)     (252,314)       (248,964)
                                         -------------   ---------------   -----------     -----------
     Net increase (decrease) in net
       assets resulting from Advisor
       Class A capital share
       transactions....................     28,428,999        10,017,565      (125,179)       (106,764)
                                         -------------   ---------------   -----------     -----------

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                THE PARADIGM FUND                THE MEDICAL FUND
                                         -------------------------------   ----------------------------
                                            FOR THE          FOR THE         FOR THE         FOR THE
                                          YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                             2005             2004             2005           2004
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS -- ADVISOR
 CLASS C:
 Proceeds from shares sold.............     28,425,604         6,800,263           N/A             N/A
 Redemption fees.......................            344                --           N/A             N/A
 Proceeds from shares issued to holders
   in reinvestment of dividends........         45,141           233,753           N/A             N/A
 Cost of shares redeemed...............     (1,886,081)         (688,644)          N/A             N/A
                                         -------------   ---------------   -----------     -----------
     Net increase in net assets
       resulting from Advisor Class C
       capital share transactions......     26,585,008         6,345,372           N/A             N/A
                                         -------------   ---------------   -----------     -----------
CAPITAL SHARE TRANSACTIONS --
 INSTITUTIONAL CLASS:
 Proceeds from shares sold.............     10,716,396                --           N/A             N/A
 Proceeds from shares issued to holders
   in reinvestments of dividends.......         32,002                --           N/A             N/A
 Cost of shares redeemed...............       (474,197)               --           N/A             N/A
                                         -------------   ---------------   -----------     -----------
 Net increase in net assets resulting
   from Institutional Class capital
   share transactions..................     10,274,201                --           N/A             N/A
                                         -------------   ---------------   -----------     -----------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS................................  $ 403,705,176   $    52,336,087   $(5,777,697)    $(4,174,389)
NET ASSETS:
 Beginning of year.....................    125,264,214        72,928,127    20,279,180      24,453,569
                                         -------------   ---------------   -----------     -----------
 End of year*..........................    528,969,390       125,264,214    14,501,483      20,279,180
                                         =============   ===============   ===========     ===========
*Including undistributed net investment
 (loss) of:............................     (1,563,028)         (414,319)           --              --
                                         -------------   ---------------   -----------     -----------
CHANGES IN SHARES OUTSTANDING -- NO
 LOAD CLASS:
 Shares sold...........................     21,458,479         3,574,328        30,290         222,542
 Shares issued in reinvestment of
   dividends and distributions.........         33,667           132,450            --              --
 Shares redeemed.......................     (5,982,715)       (2,483,043)     (361,333)       (565,590)
                                         -------------   ---------------   -----------     -----------
     Net increase (decrease) in shares
       outstanding.....................     15,509,431         1,223,735      (331,043)       (343,048)
                                         =============   ===============   ===========     ===========
CHANGES IN SHARES OUTSTANDING --
 ADVISOR CLASS A:
 Shares sold...........................      1,998,353           845,585         7,926           9,081
 Shares issued in reinvestment of
   dividends and distributions.........          3,318            35,886            --              --
 Shares redeemed.......................       (516,504)         (244,418)      (15,948)        (15,883)
                                         -------------   ---------------   -----------     -----------
     Net increase (decrease) in shares
       outstanding.....................      1,485,167           637,053        (8,022)         (6,802)
                                         =============   ===============   ===========     ===========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                THE PARADIGM FUND                THE MEDICAL FUND
                                         -------------------------------   ----------------------------
                                            FOR THE          FOR THE         FOR THE         FOR THE
                                          YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                             2005             2004             2005           2004
-------------------------------------------------------------------------------------------------------
CHANGES IN SHARES OUTSTANDING --
 ADVISOR CLASS C:
 Shares sold...........................      1,510,217           434,911
 Shares issued in reinvestment of
   dividends and distributions.........          2,285            13,575
 Shares redeemed.......................       (100,110)          (44,985)
                                         -------------   ---------------
     Net increase in shares
       outstanding.....................      1,412,392           403,501
                                         =============   ===============
CHANGES IN SHARES OUTSTANDING --
 INSTITUTIONAL CLASS:
 Shares sold...........................        558,748
 Shares issued in reinvestments of
   dividends and distributions.........          1,576
 Shares redeemed.......................        (23,847)
                                         -------------
     Net increase in shares
       outstanding.....................        536,477
                                         =============

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                      THE SMALL CAP              THE KINETICS GOVERNMENT
                                    OPPORTUNITIES FUND              MONEY MARKET FUND
                               ----------------------------   ------------------------------
                                 FOR THE         FOR THE        FOR THE          FOR THE
                                YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                   2005           2004            2005            2004
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income......  $    212,370   $     295,147   $     21,059   $            --
  Net realized gain on sale
    of investments, foreign
    currency and written
    option contracts expired
    or closed................    (1,152,409)      1,991,484             --                --
  Net change in unrealized
    appreciation
    (depreciation) of
    investments, foreign
    currency and written
    options..................    10,830,822       2,368,164             --                --
                               ------------   -------------   ------------   ---------------
      Net increase in net
        assets resulting from
        operations...........     9,890,783       4,654,795         21,059                --
                               ------------   -------------   ------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS
  -- NO LOAD CLASS:
  Net investment income......       (14,682)       (305,568)       (21,059)               --
  Net realized gains.........      (329,578)       (746,333)            --                --
                               ------------   -------------   ------------   ---------------
      Total distributions....      (344,260)     (1,051,901)       (21,059)               --
                               ------------   -------------   ------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS
  -- ADVISOR CLASS A:
  Net investment income......        (1,343)        (20,162)           N/A               N/A
  Net realized gains.........       (31,044)        (62,614)           N/A               N/A
                               ------------   -------------   ------------   ---------------
      Total distributions....       (32,387)        (82,776)           N/A               N/A
                               ------------   -------------   ------------   ---------------
DISTRIBUTIONS TO
  SHAREHOLDERS --
  INSTITUTIONAL CLASS:
  Net investment income......       (50,832)             --            N/A               N/A
  Net realized gains.........      (400,218)             --            N/A               N/A
                               ------------   -------------   ------------   ---------------
      Total distributions....      (451,050)             --            N/A               N/A
                               ------------   -------------   ------------   ---------------

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                      THE SMALL CAP              THE KINETICS GOVERNMENT
                                    OPPORTUNITIES FUND              MONEY MARKET FUND
                               ----------------------------   ------------------------------
                                 FOR THE         FOR THE        FOR THE          FOR THE
                                YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                   2005           2004            2005            2004
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS --
  NO LOAD CLASS:
  Proceeds from shares
    sold.....................    89,063,226      41,958,086        384,652        22,151,984
  Redemption fees............        19,178              --             --                --
  Proceeds from shares issued
    to holders in
    reinvestment of
    dividends................       338,406       1,046,435         20,405                --
  Cost of shares redeemed....   (76,175,619)    (34,183,636)      (519,245)      (24,033,453)
                               ------------   -------------   ------------   ---------------
      Net increase (decrease)
        in net assets
        resulting from no
        load class capital
        share transactions...    13,245,191       8,820,885       (114,188)       (1,881,469)
                               ------------   -------------   ------------   ---------------
CAPITAL SHARE TRANSACTIONS --
  ADVISOR CLASS A:
  Proceeds from shares
    sold.....................  $  3,263,742       1,527,681            N/A               N/A
  Redemption fees............         2,745              --            N/A               N/A
  Proceeds from shares issued
    to holders in
    reinvestment of
    dividends................        29,430          69,025            N/A               N/A
  Cost of shares redeemed....    (1,390,407)     (1,046,134)           N/A               N/A
                               ------------   -------------   ------------   ---------------
      Net increase in net
        assets resulting from
        Advisor Class A
        capital share
        transactions.........     1,905,510         550,572            N/A               N/A
                               ------------   -------------   ------------   ---------------
CAPITAL SHARE
 TRANSACTIONS --INSTITUTIONAL
  CLASS:
  Proceeds from shares
    sold.....................    67,454,811              --            N/A               N/A
  Proceeds from shares issued
    to holders in
    reinvestment of
    dividends................       450,906              --            N/A               N/A
  Cost of shares redeemed....    (1,981,158)             --            N/A               N/A
                               ------------   -------------   ------------   ---------------
      Net increase in net
        assets resulting from
        Institutional Class
        capital share
        transactions.........    65,924,559              --            N/A               N/A
                               ------------   -------------   ------------   ---------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS.................    90,138,346      12,891,575       (114,188)       (1,881,469)

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                      THE SMALL CAP              THE KINETICS GOVERNMENT
                                    OPPORTUNITIES FUND              MONEY MARKET FUND
                               ----------------------------   ------------------------------
                                 FOR THE         FOR THE        FOR THE          FOR THE
                                YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                   2005           2004            2005            2004
--------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year............    38,631,636      25,740,061      1,166,245         3,047,714
                               ------------   -------------   ------------   ---------------
End of year*.................   128,769,982      38,631,636      1,052,057         1,166,245
                               ============   =============   ============   ===============
*Including undistributed net
  investment income of:......       162,155              --             --                --
                               ------------   -------------   ------------   ---------------
CHANGES IN SHARES OUTSTANDING
  -- NO LOAD CLASS:
  Shares sold................     4,480,908       2,480,060        384,652        22,151,984
  Shares issued in
    reinvestment of dividends
    and distributions........        16,099          55,869         20,405                --
  Shares redeemed............    (3,744,356)     (2,055,870)      (519,245)      (24,033,453)
                               ------------   -------------   ------------   ---------------
      Net increase (decrease)
        in shares
        outstanding..........       752,651         480,059       (114,188)       (1,881,469)
                               ============   =============   ============   ===============
CHANGES IN SHARES OUTSTANDING
  -- ADVISOR CLASS A:
  Shares sold................       163,666          89,828            N/A               N/A
  Shares issued in
    reinvestment of dividends
    and distributions........         1,409           3,697            N/A               N/A
  Shares redeemed............       (73,232)        (62,012)           N/A               N/A
                               ------------   -------------   ------------   ---------------
      Net increase in shares
        outstanding..........        91,843          31,513            N/A               N/A
                               ============   =============   ============   ===============
CHANGES IN SHARES
  OUTSTANDING --
  INSTITUTIONAL CLASS:
  Shares sold................     3,291,874              --            N/A               N/A
  Shares issued in
    reinvestments of
    dividends and
    distributions............        21,472              --            N/A               N/A
  Shares redeemed............       (94,705)             --            N/A               N/A
                               ------------   -------------   ------------   ---------------
      Net increase in shares
        outstanding..........     3,218,641              --            N/A               N/A
                               ============   =============   ============   ===============

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS
 December 31, 2005

1.   ORGANIZATION

Kinetics Mutual Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund ("Internet"), The Internet Emerging Growth Fund ("Emerging"),The Paradigm Fund ("Paradigm"), The Medical Fund ("Medical"), The Small Cap Opportunities Fund ("Small Cap") and The Kinetics Government Money Market Fund ("Government"). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Emerging and Paradigm), February 3, 2000 (Government) and March 20, 2000 (Small
Cap). Each series, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks its investment objective by investing all of its investable assets in a corresponding portfolio series (each a "Master Portfolio" and collectively the "Master Portfolios") of Kinetics Portfolios Trust (the "Trust").

On April 28, 2000, each series in the Company, entered into a master-feeder fund structure. By entering into this structure, each series (each a "Feeder Fund" and collectively, the "Feeder Funds") invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

Each Feeder Fund's respective interest in the corresponding Master Portfolio as of December 31, 2005 is as follows:

                                                           INTEREST IN
                                                         MASTER PORTFOLIO
                                                         ----------------
Internet Fund........................................        99.995%
Emerging Fund........................................        99.832%
Paradigm Fund........................................        99.996%
Medical Fund.........................................        99.924%
Small Cap Fund.......................................        99.983%
Government Fund......................................        97.567%

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

Prior to the conversion to a master-feeder fund structure, on April 28, 2000, each then existing series conducted its own investment operations.

Effective April 26, 2001, the Internet, Paradigm and Medical Funds issued an additional class of shares -- Advisor Class A. Effective December 31, 2001, the Small Cap Fund issued an additional class of shares -- Advisor Class A. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%. Effective June 28, 2002 the Paradigm Fund issued an additional class of shares -- Advisor Class C. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets. Effective May 27, 2005, the Paradigm Fund issued an additional class of shares -- the Institutional Class. Effective August 12, 2005, the Small Cap Opportunities Fund issued an additional class of shares -- the Institutional Class. The Institutional Class shares are subject to a service fee of 0.20% of average daily net assets. All other classes are subject to a service fee of 0.25% of average daily net assets. The No Load Class and the Institutional Class shares do not pay a 12b-1 fee or have a sales charge. Each class of shares for each Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Class C shares, the sales charge on the Advisor Class A and Class C shares, the service fees paid by the No Load Class, Advisor Class A and Advisor Class C versus those paid by the Institutional Class, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase.

Refer to the Master Portfolio's financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

2.   SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Master Portfolio securities (other than Government) that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange ("NYSE"), "fair value" will be determined. Purchased options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent bid and asked prices. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Investments in The Kinetics Government Money Market Portfolio and instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. At December 31, 2005, none of the Master Portfolios held securities which were fair valued.

REPURCHASE AGREEMENTS
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

WRITTEN OPTION ACCOUNTING
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of the valuation. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

FOREIGN CURRENCY TRANSLATIONS
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

RESTRICTED SECURITIES
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

factors including recent private sales, market conditions and the issuer's financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2005, the Master Portfolios did not hold any investment securities which were determined to be illiquid pursuant to the guidelines adopted by the Board of Trustees.

WHEN-ISSUED SECURITIES
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

SECURITIES LENDING
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Portfolio (including any collateral posted) or 50% of the total assets of each Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

EXPENSE ALLOCATION
Common expenses incurred by Feeder Funds are allocated among the Feeder Funds
(i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Feeder Funds, depending on the nature of the expenditure.

Each Feeder Fund records its proportionate share of the Master Portfolio's expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

FEDERAL INCOME TAXES
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

It is the Feeder Funds' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Feeder Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and gain items for financial statement and tax purposes. Additionally, the Feeder Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

OTHER
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Other noncash dividends are recognized as investment income at the fair value of the property received. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   INVESTMENT ADVISER

The Trust has entered into Investment Advisory Agreements (the "Agreements") with Kinetics Asset Management, Inc. (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to furnish investment

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

advisory services to the Master Portfolios. Under the terms of the Agreements, the Master Portfolios compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio's average daily net assets, except for The Kinetics Government Money Market Portfolio, which compensates the Adviser at an annual rate of 0.50% of the Master Portfolio's average daily net assets.

The Adviser has voluntarily agreed to continue to pay certain operating expenses as deemed appropriate. The Adviser may discontinue the voluntary reimbursement at any time, these reimbursements are not subject to recapture. For the year ended December 31, 2005, the amounts earned by the Adviser and the reimbursed expenses for the Feeder Funds are as follows:

                                                          INTERNET      EMERGING
                                                          ---------    ----------
Annual Advisory Rate..................................      1.25%         1.25%
Expenses Reimbursed by Adviser........................      $ --        $21,647

                                                          PARADIGM      MEDICAL
                                                          ---------    ----------
Annual Advisory Rate..................................       1.25%        1.25%
Expenses Reimbursed by Adviser........................    $687,406      $ 6,175

                                                          SMALL CAP    GOVERNMENT
                                                          ---------    ----------
Annual Advisory Rate..................................       1.25%        0.50%
Expenses Reimbursed by Adviser........................    $150,015      $45,848

The Adviser receives a shareholder servicing fee from the No Load, Class A and Class C shares of the Feeder Funds pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Feeder Fund's average daily net assets. For the Institutional Class the Adviser receives a shareholder servicing fee in the amount equal to 0.20% of the Institutional Class average daily net assets. At this time the Investment Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder servicing fee in excess of 0.05% of its average daily net assets until at least May 1, 2006. For the period May 27, 2005 through December 31, 2005 the Adviser waived $6,863 and $38,364 in shareholder servicing fees for the Institutional Class of the Paradigm Fund and the Small Cap Opportunities Fund, respectively. The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Feeder Funds.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

For the year ended December 31, 2005, the Feeder Funds were allocated $24,000 for the services of the Chief Compliance Officer employed by the Adviser.

The Company, on behalf of the Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). One Plan is for Advisor Class A shares, while the other Plan is for Advisor Classes B and C shares. Under the first Plan, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of shares to the Distributor or other qualified recipients under the Plan. During the year ended December 31, 2005, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Paradigm, Medical and Small Cap Funds were limited to 0.25% of the average daily net asset value of such shares of such Funds. During the year ended December 31, 2005, the Advisor Class A shares of the Internet, Paradigm, Medical and Small Cap Funds incurred expenses of $745, $99,367, $1,449 and $8,583, respectively, pursuant to the 12b-1 Plan. Under the second Plan, Advisor Classes B and C shares pay an annual rate of 0.75% of the average daily net asset value of such shares. During the year ended December 31, 2005, Paradigm Advisor Class C shares incurred expenses of $161,371, pursuant to the 12b-1 Plan. Through December 31, 2005, the Funds had not issued any Advisor Class B shares.

Kinetics Funds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Adviser. For the year ended December 31, 2005, the Distributor received $669, $129,461, $562 and $9,915 from sales loads from the Internet, Paradigm, Medical and Small Cap Funds.

4. RECLASSIFICATION OF CAPITAL ACCOUNTS

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, each Fund recorded the following reclassifications to the accounts listed below:

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

                                                             INCREASE (DECREASE)
                                                ---------------------------------------------
                                                                  ACCUMULATED
                                                                      NET        ACCUMULATED
                                                                   INVESTMENT    NET REALIZED
                                                PAID-IN-CAPITAL   INCOME(LOSS)       LOSS
                                                ---------------   ------------   ------------
The Internet Fund.............................     $               $  59,688      $ (59,688)
The Internet Emerging Growth Fund.............                            (4)             4
The Paradigm Fund.............................       263,110        (125,851)      (137,259)
The Medical Fund..............................      (183,606)        183,618            (12)
The Small Cap Opportunities Fund..............             8          16,642        (16,650)

5.   INCOME TAXES

At December 31, 2005 the Internet, Emerging, Paradigm and Small Cap Funds had $517,916, $9,349, $1,234,776 and $448,253, respectively, of undistributed net investment income on a tax basis.

At December 31, 2005 the Paradigm Fund had $72 of accumulated gains on a tax basis.

At December 31, 2005, the Feeder Funds had accumulated net realized capital loss carryovers expiring in the following years.

     FEEDER FUND          2013          2011           2010          2009          2008
     -----------       ----------   ------------   ------------   -----------   ----------
Internet.............  $6,777,871   $         --   $140,178,775   $34,119,306   $       --
Emerging.............       4,885        887,154      2,635,504     5,481,052    2,488,196
Paradigm.............          --             --             --            --           --
Medical..............          --         22,109             --            --           --
Small Cap............     499,629             --             --            --           --

To the extent that the Feeder Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers. For the year ended December 31, 2005, Medical Fund utilized $1,863,391 of capital loss carryforward.

At December 31, 2005, the following Feeder Funds deferred, on a tax basis, post-October losses and straddle losses of:

                 FEEDER FUND                     POST-OCTOBER LOSSES    STRADDLE LOSSES
                 -----------                     -------------------    ---------------
Internet.....................................        $2,499,021            $710,957
Emerging.....................................            23,208                  --
Paradigm.....................................           289,117              19,348
Medical......................................                --             105,854
Small Cap....................................           657,878              64,069

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

The tax components of dividends paid during the years ended December 31, 2005 and December 31, 2004, are:

                                        INTERNET                         EMERGING
                              -----------------------------    -----------------------------
                                ORDINARY        LONG-TERM        ORDINARY        LONG-TERM
                                 INCOME       CAPITAL GAINS       INCOME       CAPITAL GAINS
                              DISTRIBUTION    DISTRIBUTION     DISTRIBUTION    DISTRIBUTION
                              ------------    -------------    ------------    -------------
2005......................     $1,219,980          $--           $160,455           $--
2004......................     $2,903,007          $--           $107,877           $--

                                        PARADIGM                          MEDICAL
                              -----------------------------    -----------------------------
                                ORDINARY        LONG-TERM        ORDINARY        LONG-TERM
                                 INCOME       CAPITAL GAINS       INCOME       CAPITAL GAINS
                              DISTRIBUTION    DISTRIBUTION     DISTRIBUTION    DISTRIBUTION
                              ------------    -------------    ------------    -------------
2005......................     $  475,907       $412,952           $--              $--
2004......................     $2,388,158       $928,680           $--              $--

                                                                 SMALL CAP
                                                       -----------------------------
                                                         ORDINARY        LONG-TERM
                                                          INCOME       CAPITAL GAINS
                                                       DISTRIBUTION    DISTRIBUTION
                                                       ------------    -------------
2005...............................................     $  436,587       $391,110
2004...............................................     $1,134,677       $     --

The following information is presented on an income tax basis as of December 31, 2005.

                              INTERNET   EMERGING    PARADIGM    MEDICAL   SMALL CAP
                              --------   --------   ----------   -------   ---------
Distributable ordinary
  income....................  $517,916    $59,349   $1,234,776     $--     $448,253
Distributable long-term
  gains.....................  $     --    $   --    $       72     $--     $     --

6   TAX INFORMATION (UNAUDITED)

The Internet, Emerging, Paradigm and Small Cap Funds designate 24%, 37%, 66% and 9%, respectively, of dividends declared after December 31, 2005 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Paradigm Fund hereby designates $115,597 as ordinary income distributions and $147,545 as long-term capital gain distributions for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.

For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2005, which is designated as qualifying for the dividends-received deduction, is as follows: Internet 22.4%, Emerging 36.0%, Paradigm 53.8% and Small Cap 6.5%.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

7.   INFORMATION ABOUT PROXY VOTING (UNAUDITED)

The funds' proxy voting policies and procedures are available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the SEC's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the twelve months ended June 30, 2006 will be available after August 31, 2006 without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC's website at www.sec.gov.

8.   INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling toll-free at 1-(800) 930-3828. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-(800)-SEC-0330.

                      (This page intentionally left blank)

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                     THE INTERNET FUND
                              ----------------------------------------------------------------
                              NO LOAD CLASS        ADVISOR CLASS A          NO LOAD CLASS
                                 FOR THE               FOR THE                 FOR THE
                               YEAR ENDED            YEAR ENDED              YEAR ENDED
                              DECEMBER 31,          DECEMBER 31,            DECEMBER 31,
                                  2005                  2005                    2004
                              -------------        ---------------          -------------
PER SHARE DATA(3)
 Net Asset Value,
   Beginning of Period......     $  25.29              $24.93                  $  23.31
                                 --------              ------                  --------
 Income from Investment Operations:
   Net investment income
     (loss).................         0.11(5)             0.05(5)                   0.10(5)
   Net realized and
     unrealized gain (loss)
     on investments.........        (0.54)              (0.44)                     2.25
                                 --------              ------                  --------
       Total gain (loss)
        from investment
        operations..........        (0.43)              (0.39)                     2.35
                                 --------              ------                  --------
 Redemption fees............         0.00(6)             0.00(6)                     --
 Less Distributions:
   From net investment
     income.................        (0.20)              (0.14)                    (0.37)
   From net realized
     gains..................           --                  --                        --
                                 --------              ------                  --------
       Total
        distributions.......        (0.20)              (0.14)                    (0.37)
                                 --------              ------                  --------
 Net Asset Value, End of
   Period...................     $  24.66              $24.40                  $  25.29
                                 ========              ======                  ========
 Total Return(5)............        (1.69)%             (1.55)%                   10.06%


SUPPLEMENTAL DATA AND RATIOS
 Net assets, end of period
   (000's)..................     $148,260              $  300                  $201,929
 Ratio of expenses to
   average net assets:
     Before expense
       reimbursement........         2.35%               2.60%                     2.37%
     After expense
       reimbursement........         2.35%               2.60%                     2.37%
 Ratio of net investment
   income (loss) to average
   net assets:
     Before expense
       reimbursement........         0.46%               0.21%                     0.44%
     After expense
       reimbursement........         0.46%               0.21%                     0.44%
 Portfolio turnover rate....          N/A                 N/A                       N/A

                                        THE INTERNET FUND
                              --------------------------------------
                              ADVISOR CLASS A          NO LOAD CLASS
                                  FOR THE                 FOR THE
                                YEAR ENDED              YEAR ENDED
                               DECEMBER 31,            DECEMBER 31,
                                   2004                    2003
                              ---------------          -------------
PER SHARE DATA(3)
 Net Asset Value,
   Beginning of Period......      $22.88                  $  16.69
                                  ------                  --------
 Income from Investment Oper
   Net investment income
     (loss).................        0.05(5)                   0.03
   Net realized and
     unrealized gain (loss)
     on investments.........        2.23                      6.66
                                  ------                  --------
       Total gain (loss)
        from investment
        operations..........        2.28                      6.69
                                  ------                  --------
 Redemption fees............          --                        --
 Less Distributions:
   From net investment
     income.................       (0.23)                    (0.07)
   From net realized
     gains..................          --                        --
                                  ------                  --------
       Total
        distributions.......       (0.23)                    (0.07)
                                  ------                  --------
 Net Asset Value, End of
   Period...................      $24.93                  $  23.31
                                  ======                  ========
 Total Return(5)............        9.95%                    40.11%

SUPPLEMENTAL DATA AND RATIOS
 Net assets, end of period
   (000's)..................      $  354                  $230,971
 Ratio of expenses to
   average net assets:
     Before expense
       reimbursement........        2.62%                     2.39%
     After expense
       reimbursement........        2.62%                     2.39%
 Ratio of net investment
   income (loss) to average
   net assets:
     Before expense
       reimbursement........        0.19%                     0.11%
     After expense
       reimbursement........        0.19%                     0.11%
 Portfolio turnover rate....         N/A                       N/A

------------------

(+) Commencement of operations.
(1) Not annualized.
(2) Annualized.
(3) Information presented relates to a share of capital stock outstanding for each period.
(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(6) The amount is less than $0.005 per share.

                     See Notes to the Financial Statements.

                                              THE INTERNET FUND
-------------------------------------------------------------------------------------------------------------
                                                                                              ADVISOR CLASS A
     ADVISOR CLASS A          NO LOAD CLASS        ADVISOR CLASS A           NO LOAD CLASS       APRIL 26,
         FOR THE                 FOR THE               FOR THE                  FOR THE           2001(+)
       YEAR ENDED              YEAR ENDED            YEAR ENDED               YEAR ENDED          THROUGH
      DECEMBER 31,            DECEMBER 31,          DECEMBER 31,             DECEMBER 31,      DECEMBER 31,
          2003                    2002                  2002                     2001              2001
     ---------------          -------------        ---------------          ---------------   ---------------
         $16.47                  $  21.80              $21.75                  $  24.12           $23.50
         ------                  --------              ------                  --------           ------
          (0.82)                    (0.08)(5)           (0.12)(5)                 (0.17)           (0.12)(5)
           7.23                     (5.03)              (5.16)                    (2.15)           (1.63)
         ------                  --------              ------                  --------           ------
           6.41                     (5.11)              (5.28)                    (2.32)           (1.75)
         ------                  --------              ------                  --------           ------
             --                        --                  --                        --               --
             --                        --                  --                        --               --
             --                        --                  --                        --               --
         ------                  --------              ------                  --------           ------
             --                        --                  --                        --               --
         ------                  --------              ------                  --------           ------
         $22.88                  $  16.69              $16.47                  $  21.80           $21.75
         ======                  ========              ======                  ========           ======
          38.92%                   (23.44)%            (24.28)%                   (9.62)%          (7.45)%(1)

         $  428                  $189,618              $  507                  $297,793           $  975
           2.64%                     2.42%               2.67%                     2.37%            2.62%(2)
           2.64%                     2.42%               2.67%                     2.37%            2.62%(2)
          (0.14)%                   (0.41)%             (0.66)%                   (0.61)%          (0.86)%(2)
          (0.14)%                   (0.41)%             (0.66)%                   (0.61)%          (0.86)%(2)
            N/A                       N/A                 N/A                       N/A              N/A

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                                    THE INTERNET
                                                                EMERGING GROWTH FUND
                                      ------------------------------------------------------------------------
                                        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2005           2004           2003           2002           2001
                                      ------------   ------------   ------------   ------------   ------------
PER SHARE DATA(1)
 Net Asset Value,
   Beginning of Year.................    $ 4.50         $ 4.28         $ 3.24         $ 4.30         $ 3.69
                                         ------         ------         ------         ------         ------
 Income from Investment Operations:
   Net investment income (loss)......      0.15           0.08           0.04          (0.08)         (0.03)
   Net realized and unrealized gain
     (loss) on investments...........     (0.03)          0.25           1.05          (0.98)          0.64
                                         ------         ------         ------         ------         ------
       Total gain (loss) from
        investment operations........      0.12           0.33           1.09          (1.06)          0.61
                                         ------         ------         ------         ------         ------
 Redemption fees.....................      0.00(2)          --             --             --             --
 Less Distributions:
   From net investment income........     (0.19)         (0.11)         (0.05)            --             --
   From net realized gains...........        --             --             --             --             --
                                         ------         ------         ------         ------         ------
       Total distributions...........     (0.19)         (0.11)         (0.05)            --             --
                                         ------         ------         ------         ------         ------
 Net Asset Value, End of Year........    $ 4.43         $ 4.50         $ 4.28         $ 3.24         $ 4.30
                                         ======         ======         ======         ======         ======
 Total Return........................      2.65%          7.67%         33.56%        (24.65)%        16.53%
SUPPLEMENTAL DATA AND RATIOS
 Net assets, end of year (000's).....    $3,896         $4,584         $4,677         $3,338         $5,277
 Ratio of expenses to average net
   assets:
     Before expense reimbursement....      3.22%          3.45%          3.64%          3.78%          4.17%
     After expense reimbursement.....      2.69%          2.67%          2.74%          2.74%          2.74%
 Ratio of net investment income
   (loss) to average net assets:
     Before expense reimbursement....      2.80%          1.08%          0.11%         (3.03)%        (2.09)%
     After expense reimbursement.....      3.33%          1.84%          1.01%         (1.99)%        (0.66)%
 Portfolio turnover rate.............       N/A            N/A            N/A            N/A            N/A

------------------
(1) Information presented relates to a share of capital stock outstanding for each period.
(2) The amount is less than $0.005 per share.

                     See Notes to the Financial Statements.

                      (This page intentionally left blank)

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                                             THE PARADIGM FUND
                                          ---------------------------------------------------------------------------------------
                                                                                              INSTITUTIONAL CLASS
                                          NO LOAD CLASS   ADVISOR CLASS A   ADVISOR CLASS C     FOR THE PERIOD      NO LOAD CLASS
                                             FOR THE          FOR THE           FOR THE          MAY 27, 2005          FOR THE
                                           YEAR ENDED       YEAR ENDED        YEAR ENDED            THROUGH          YEAR ENDED
                                          DECEMBER 31,     DECEMBER 31,      DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                              2005             2005              2005                2005               2004
                                          -------------   ---------------   ---------------   -------------------   -------------
PER SHARE DATA(1)
 Net Asset Value,
  Beginning of Period...................    $  17.54          $ 17.40           $ 17.21             $ 18.13            $ 14.91
                                            --------          -------           -------             -------            -------
 Income from Investment Operations:
  Net investment income (loss)..........       (0.03)(6)        (0.07)(6)         (0.17)(6)            0.01(2)(6)        (0.06)(6)
  Net realized and unrealized gain
    (loss) on investments...............        2.82             2.77              2.74                2.23               3.17
                                            --------          -------           -------             -------            -------
     Total gain (loss) from investment
       operations.......................        2.79             2.70              2.57                2.24               3.11
                                            --------          -------           -------             -------            -------
 Redemption fees........................        0.03             0.00(2)           0.00(2)               --                 --
 Less Distributions:
  From net investment income............       (0.01)              --                --               (0.04)             (0.02)
  From net realized gains...............       (0.02)           (0.02)            (0.02)              (0.02)             (0.46)
                                            --------          -------           -------             -------            -------
     Total distributions................       (0.03)           (0.02)            (0.02)              (0.06)             (0.48)
                                            --------          -------           -------             -------            -------
 Net Asset Value, End of Period.........    $  20.33          $ 20.08           $ 19.76             $ 20.31            $ 17.54
                                            ========          =======           =======             =======            =======
 Total Return(5)........................       16.11%           15.54%            14.96%              12.35%(3)          20.84%

SUPPLEMENTAL DATA AND RATIOS
 Net assets, end of period (000's)......    $418,914          $60,421           $38,740             $10,895            $89,313
 Ratio of expenses to average net
  assets:
    Before expense reimbursement and
     waivers(7).........................        1.93%            2.18%             2.68%               1.88%(4)           2.10%
    After expense reimbursement.........        1.69%            1.94%             2.44%               1.49%              1.74%
 Ratio of net investment income (loss)
  to average net assets:
    Before expense reimbursement........       (0.41)%          (0.66)%           (1.16)%             (0.37)%(4)         (0.77)%
    After expense reimbursement.........       (0.17)%          (0.42)%            (.92)%              0.02%(4)          (0.41)%
 Portfolio turnover rate................         N/A              N/A               N/A                 N/A                N/A

------------------

(+) Commencement of operations.
(1) Information presented relates to a share of capital stock outstanding for each period.
(2) The amount is less than $0.005 per share.
(3) Not annualized.
(4) Annualized.
(5) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(6) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(7) See footnote #3 for the Investment Adviser, waiver discussion.

                     See Notes to the Financial Statements.

                                              THE PARADIGM FUND
    -----------------------------------------------------------------------------------------------------
    ADVISOR CLASS A   ADVISOR CLASS C   NO LOAD CLASS   ADVISOR CLASS A   ADVISOR CLASS C   NO LOAD CLASS
        FOR THE           FOR THE          FOR THE          FOR THE           FOR THE          FOR THE
      YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
         2004              2004             2003             2003              2003             2002
    ---------------   ---------------   -------------   ---------------   ---------------   -------------
        $ 14.82           $14.73           $ 10.12          $ 10.07           $10.05           $10.61
        -------           ------           -------          -------           ------           ------
          (0.10)           (0.18)             0.05             0.08             0.02            (0.14)
           3.16             3.14              4.79             4.70             4.67            (0.35)
        -------           ------           -------          -------           ------           ------
           3.06             2.96              4.84             4.78             4.69            (0.49)
        -------           ------           -------          -------           ------           ------
             --               --                --               --               --               --
          (0.02)           (0.02)            (0.05)           (0.03)           (0.01)              --
          (0.46)           (0.46)               --               --               --               --
        -------           ------           -------          -------           ------           ------
          (0.48)           (0.48)            (0.05)           (0.03)           (0.01)              --
        -------           ------           -------          -------           ------           ------
        $ 17.40           $17.21           $ 14.91          $ 14.82           $14.73           $10.12
        =======           ======           =======          =======           ======           ======
          20.63%           20.08%            47.87%           47.47%           46.68%           (4.62)%

        $26,525           $9,426           $57,646          $13,157           $2,125           $5,044
           2.35%            2.85%             2.24%            2.49%            2.99%            2.97%
           1.99%            2.49%             1.74%            1.99%            2.49%            2.74%
          (1.02)%          (1.52)%            0.57%            0.32%           (0.18)%          (1.61)%
          (0.66)%          (1.16)%            1.07%            0.82%            0.32%           (1.38)%
            N/A              N/A               N/A              N/A              N/A              N/A

             THE PARADIGM FUND
     ----------------------------------
     ADVISOR CLASS A   ADVISOR CLASS C
         FOR THE       JUNE 28, 2002(+)
       YEAR ENDED          THROUGH
      DECEMBER 31,       DECEMBER 31,
          2002               2002
     ---------------   ----------------
         $10.58             $10.64
         ------             ------
          (0.17)             (0.11)
          (0.34)             (0.48)
         ------             ------
          (0.51)             (0.59)
         ------             ------
             --                 --
             --                 --
             --                 --
         ------             ------
             --                 --
         ------             ------
         $10.07             $10.05
         ======             ======
          (4.82)%            (5.55)(3)
         $4,943             $  519
           3.22%              3.72%(4)
           2.99%              3.49%(4)
          (1.86)%            (2.36)%(4)
          (1.63)%            (2.13)%(4)
            N/A                N/A

                     See Notes to the Financial Statements.

                                                            THE PARADIGM FUND
                                                    ----------------------------------
                                                    NO LOAD CLASS     ADVISOR CLASS A
                                                       FOR THE       APRIL 26, 2001(+)
                                                     YEAR ENDED           THROUGH
                                                    DECEMBER 31,       DECEMBER 31,
                                                        2001               2001
                                                    -------------    -----------------
PER SHARE DATA(1)
  Net Asset Value,
    Beginning of Period...........................     $10.40             $10.42
                                                       ------             ------
  Income from Investment Operations:
    Net investment income (loss)..................      (0.13)             (0.10)(6)
    Net realized and unrealized gain (loss) on
      investments.................................       0.34               0.26
                                                       ------             ------
         Total gain (loss) from investment
           operations.............................       0.21               0.16
                                                       ------             ------
  Redemption fees.................................         --                 --
  Less Distributions:
    From net investment income....................         --                 --
    From net realized gains.......................         --                 --
                                                       ------             ------
         Total distributions......................         --                 --
                                                       ------             ------
  Net Asset Value, End of Period..................     $10.61             $10.58
                                                       ======             ======
  Total Return(6).................................       2.02%              1.54%(3)
SUPPLEMENTAL DATA AND RATIOS
  Net assets, end of period (000's)...............     $4,817             $4,091
  Ratio of expenses to average net assets:
      Before expense reimbursement................       3.47%              3.72%(4)
      After expense reimbursement.................       2.74%              2.99%(4)
  Ratio of net investment income (loss) to average
    net assets:
      Before expense reimbursement................      (1.91)%            (2.16)%(4)
      After expense reimbursement.................      (1.18)%            (1.43)%(4)
  Portfolio turnover rate.........................        N/A                N/A

------------------

(+) Commencement of operations.
(1) Information presented relates to a share of capital stock outstanding for each period.
(2) The amount is less than $0.005 per share.
(3) Not annualized.
(4) Annualized.
(5) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(6) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                     See Notes to the Financial Statements.

                      (This page intentionally left blank)

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                                      THE MEDICAL FUND
                          ---------------------------------------------------------------------------------------------------------
                          NO LOAD CLASS        ADVISOR CLASS A          NO LOAD CLASS        ADVISOR CLASS A          NO LOAD CLASS
                             FOR THE               FOR THE                 FOR THE               FOR THE                 FOR THE
                           YEAR ENDED            YEAR ENDED              YEAR ENDED            YEAR ENDED              YEAR ENDED
                          DECEMBER 31,          DECEMBER 31,            DECEMBER 31,          DECEMBER 31,            DECEMBER 31,
                              2005                  2005                    2004                  2004                    2003
                          -------------        ---------------          -------------        ---------------          -------------
PER SHARE DATA(3)
 Net Asset Value,
   Beginning of Period...    $ 16.76               $16.49                  $ 15.67               $15.47                  $ 12.72
                             -------               ------                  -------               ------                  -------
 Income from Investment
   Operations:
   Net investment loss...      (0.18)(5)            (0.22)(5)                (0.10)(5)            (0.11)(5)                (0.25)
   Net realized and
     unrealized gain
     (loss) on
     investments.........       0.06                 0.07                     1.19                 1.13                     3.20
                             -------               ------                  -------               ------                  -------
       Total gain (loss)
        from investment
        operations.......      (0.12)               (0.15)                    1.09                 1.02                     2.95
                             -------               ------                  -------               ------                  -------
 Redemption fees.........       0.00(6)                --                       --                   --                       --
 Less Distributions:
   From net investment
     income..............         --                   --                       --                   --                       --
   From net realized
     gains...............         --                   --                       --                   --                       --
                             -------               ------                  -------               ------                  -------
       Total
        distributions....         --                   --                       --                   --                       --
                             -------               ------                  -------               ------                  -------
 Net Asset Value, End of
   Period................    $ 16.64               $16.34                  $ 16.76               $16.49                  $ 15.67
                             =======               ======                  =======               ======                  =======
 Total Return(4).........      (0.72)%              (0.91)%                   6.96%                6.59%                   23.19%

SUPPLEMENTAL DATA AND RATIOS
 Net assets, end of
   period (000's)........    $13,943               $  559                  $19,583               $  696                  $23,695
 Ratio of expenses to
   average net assets:
     Before expense
       reimbursement.....       2.48%                2.73%                    2.54%                2.79%                    2.52%
     After expense
       reimbursement.....       2.44%                2.69%                    2.39%                2.64%                    2.52%
 Ratio of net investment
   loss to average net
   assets:
     Before expense
       reimbursement.....      (1.14)%              (1.39)%                  (1.31)%              (1.56)%                  (1.55)%
     After expense
       reimbursement.....      (1.10)%              (1.35)%                  (1.16)%              (1.41)%                  (1.55)%
 Portfolio turnover
   rate..................        N/A                  N/A                      N/A                  N/A                      N/A

------------------

(+) Commencement of operations.
(1) Not annualized.
(2) Annualized.
(3) Information presented relates to a share of capital stock outstanding for each period.
(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(6) The amount is less than $0.005 per share.

                     See Notes to the Financial Statements.

                                                THE MEDICAL FUND
    --------------------------------------------------------------------------------------------------------
    ADVISOR CLASS A          NO LOAD CLASS        ADVISOR CLASS A          NO LOAD CLASS    ADVISOR CLASS A
        FOR THE                 FOR THE               FOR THE                 FOR THE      APRIL 26, 2001(+)
      YEAR ENDED              YEAR ENDED            YEAR ENDED              YEAR ENDED          THROUGH
     DECEMBER 31,            DECEMBER 31,          DECEMBER 31,            DECEMBER 31,      DECEMBER 31,
         2003                    2002                  2002                    2001              2001
    ---------------          -------------        ---------------          -------------   -----------------
        $12.61                  $ 18.06               $18.01                  $ 20.98            $18.24
        ------                  -------               ------                  -------            ------
         (0.63)                   (0.21)               (0.24)                   (0.25)            (0.17)(5)
          3.49                    (5.05)               (5.08)                   (2.64)            (0.03)
        ------                  -------               ------                  -------            ------
          2.86                    (5.26)               (5.32)                   (2.89)            (0.20)
        ------                  -------               ------                  -------            ------
            --                       --                   --                       --                --
            --                       --                   --                       --                --
            --                    (0.08)               (0.08)                   (0.03)            (0.03)
        ------                  -------               ------                  -------            ------
            --                    (0.08)               (0.08)                   (0.03)            (0.03)
        ------                  -------               ------                  -------            ------
        $15.47                  $ 12.72               $12.61                  $ 18.06            $18.01
        ======                  =======               ======                  =======            ======
         22.68%                  (29.14)%             (29.56)%                 (13.77)%           (1.09)%(1)
        $  758                  $22,604               $  794                  $40,416            $1,203
          2.77%                    2.55%                2.80%                    2.28%             2.53%(2)
          2.77%                    2.55%                2.80%                    2.28%             2.53%(2)
         (1.80)%                  (1.49)%              (1.74)%                  (1.17)%           (1.42)%(2)
         (1.80)%                  (1.49)%              (1.74)%                  (1.17)%           (1.42)%(2)
           N/A                      N/A                  N/A                      N/A               N/A

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                   THE SMALL CAP OPPORTUNITIES FUND
                                ----------------------------------------------------------------------
                                NO LOAD CLASS        ADVISOR CLASS A          INSTITUTIONAL CLASS
                                   FOR THE               FOR THE                FOR THE PERIOD
                                 YEAR ENDED            YEAR ENDED               AUGUST 12, 2005
                                DECEMBER 31,          DECEMBER 31,                  THROUGH
                                    2005                  2005                 DECEMBER 31, 2005
                                -------------        ---------------          -------------------
PER SHARE DATA(3)
 Net Asset Value, Beginning of
   Period......................    $ 18.69               $18.63                     $ 20.48
                                   -------               ------                     -------
 Income from Investment
   Operations:
   Net investment income
     (loss)....................       0.12(5)              0.02(5)                     0.00(5)(6)
   Net realized and unrealized
     gain (loss) on
     investments...............       2.35                 2.38                        0.67
                                   -------               ------                     -------
       Total gain (loss) from
        investment
        operations.............       2.47                 2.40                        0.67
                                   -------               ------                     -------
 Redemption fees...............       0.00(6)              0.00(6)                       --
 Less Distributions:
   From net investment
     income....................      (0.01)               (0.01)                      (0.02)
   From net realized gains.....      (0.13)               (0.13)                      (0.13)
                                   -------               ------                     -------
       Total distributions.....      (0.14)               (0.14)                      (0.15)
                                   -------               ------                     -------
 Net Asset Value, End of
   Period......................    $ 21.02               $20.89                     $ 21.00
                                   =======               ======                     =======
 Total Return(4)...............      13.17%               12.83%                       3.23%(1)
SUPPLEMENTAL DATA AND RATIOS
 Net assets, end of period
   (000's).....................    $55,979               $5,205                     $67,586
 Ratio of expenses to average
   net assets:
     Before expense
       reimbursement...........       1.93%                2.16%                       1.77%(2)
     After expense
       reimbursement...........       1.66%                1.94%                       1.59%(2)
 Ratio of net investment income
   (loss) to average net
   assets:
     Before expense
       reimbursement...........       0.18%               (0.17)%                    (0.21)%(2)
     After expense
       reimbursement...........       0.45%                0.06%                     (0.03)%(2)
 Portfolio turnover rate.......        N/A                  N/A                         N/A

                                   THE SMALL CAP OPPORTUNITIES FUND
                                 ------------------------------------
                                 NO LOAD CLASS        ADVISOR CLASS A
                                    FOR THE               FOR THE
                                  YEAR ENDED            YEAR ENDED
                                 DECEMBER 31,          DECEMBER 31,
                                     2004                  2004
                                 -------------        ---------------
PER SHARE DATA(3)
 Net Asset Value, Beginning of
   Period......................     $ 16.55               $16.50
                                    -------               ------
 Income from Investment
   Operations:
   Net investment income
     (loss)....................        0.22(5)              0.18(5)
   Net realized and unrealized
     gain (loss) on
     investments...............        2.49                 2.49
                                    -------               ------
       Total gain (loss) from
        investment
        operations.............        2.71                 2.67
                                    -------               ------
 Redemption fees...............          --                   --
 Less Distributions:
   From net investment
     income....................       (0.16)               (0.13)
   From net realized gains.....       (0.41)               (0.41)
                                    -------               ------
       Total distributions.....       (0.57)               (0.54)
                                    -------               ------
 Net Asset Value, End of
   Period......................     $ 18.69               $18.63
                                    =======               ======
 Total Return(4)...............       16.40%               16.17%
SUPPLEMENTAL DATA AND RATIOS
 Net assets, end of period
   (000's).....................     $35,702               $2,929
 Ratio of expenses to average
   net assets:
     Before expense
       reimbursement...........        2.03%                2.28%
     After expense
       reimbursement...........        1.74%                1.99%
 Ratio of net investment income
   (loss) to average net
   assets:
     Before expense
       reimbursement...........        1.01%                0.76%
     After expense
       reimbursement...........        1.30%                1.05%
 Portfolio turnover rate.......         N/A                  N/A

------------------

(+) Commencement of operations.
(1) Not annualized.
(2) Annualized.
(3) Information presented relates to a share of capital stock outstanding for each period.
(4) The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(6) The amount listed is less than $0.005 per share.

                     See Notes to the Financial Statements.

                                                 THE SMALL CAP OPPORTUNITIES FUND
    ---------------------------------------------------------------------------------------------------------------------------
    NO LOAD CLASS        ADVISOR CLASS A          NO LOAD CLASS        ADVISOR CLASS A          NO LOAD CLASS
       FOR THE               FOR THE                 FOR THE               FOR THE                 FOR THE
     YEAR ENDED            YEAR ENDED              YEAR ENDED            YEAR ENDED              YEAR ENDED     ADVISOR CLASS A
    DECEMBER 31,          DECEMBER 31,            DECEMBER 31,          DECEMBER 31,            DECEMBER 31,     DECEMBER 31,
        2003                  2003                    2002                  2002                    2001            2001(+)
    -------------        ---------------          -------------        ---------------          -------------   ---------------
         10.04
       $                     $10.03                   $14.50               $14.50                  $11.10           $14.50
       -------               ------                   ------               ------                  ------           ------
          0.25                 0.15                    (0.18)(5)            (0.20)(5)               (0.19)(5)           --
          6.43                 6.47                    (4.21)               (4.20)                   3.59               --
       -------               ------                   ------               ------                  ------           ------
          6.68                 6.62                    (4.39)               (4.40)                   3.40               --
       -------               ------                   ------               ------                  ------           ------
            --                   --                       --                   --                      --               --
         (0.17)               (0.15)                      --                   --                      --               --
            --                   --                    (0.07)               (0.07)                     --               --
       -------               ------                   ------               ------                  ------           ------
         (0.17)               (0.15)                   (0.07)               (0.07)                     --               --
       -------               ------                   ------               ------                  ------           ------
       $ 16.55               $16.50                   $10.04               $10.03                  $14.50           $14.50
       =======               ======                   ======               ======                  ======           ======
         66.51%               65.98%                  (30.28)%             (30.35)%                 30.63%            0.00%(1)
       $23,665               $2,075                   $3,313               $  172                  $9,266           $    1
              %
          2.34                 2.59%                    2.95%                3.20%                   3.73%             N/A
              %
          2.34                 2.59%                    2.74%                2.99%                   2.74%             N/A
              %
          2.14                 1.89%                   (1.59)%              (1.84)%                 (2.37)%            N/A
              %
          2.14                 1.89%                   (1.38)%              (1.63)%                 (1.38)%            N/A
           N/A                  N/A                      N/A                  N/A                     N/A              N/A

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- FEEDER FUNDS
 FINANCIAL HIGHLIGHTS

                                                   THE KINETICS GOVERNMENT MONEY MARKET FUND
                                    ------------------------------------------------------------------------
                                      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2005           2004           2003           2002           2001
                                    ------------   ------------   ------------   ------------   ------------
PER SHARE DATA(3)
  Net Asset Value, Beginning of
    Period........................     $ 1.00         $ 1.00         $ 1.00        $   1.00       $  1.00
                                       ------         ------         ------        --------       -------
  Income from Investment
    Operations:
    Net investment income.........       0.02             --             --            0.00(4)       0.02
    Net realized and unrealized
      gain on investments.........         --             --             --              --            --
                                       ------         ------         ------        --------       -------
        Total gain from investment
          operations..............       0.02             --             --            0.00(4)       0.02
                                       ------         ------         ------        --------       -------
  Less Distributions:
    From net investment income....      (0.02)            --             --           (0.00)(4)     (0.02)
    From net realized gains.......         --             --             --              --            --
                                       ------         ------         ------        --------       -------
        Total distributions.......      (0.02)            --             --           (0.00)(4)     (0.02)
                                       ------         ------         ------        --------       -------
  Net Asset Value, End of
    Period........................     $ 1.00         $ 1.00         $ 1.00        $   1.00       $  1.00
                                       ======         ======         ======        ========       =======
  Total Return....................       1.88%          0.00%          0.00%           0.22%         2.36%
SUPPLEMENTAL DATA AND RATIOS
  Net assets, end of period
    (000's).......................     $1,052         $1,166         $3,048        $128,657       $94,886
  Ratio of expenses to average net
    assets:
      Before expense
        reimbursement.............       5.08%          2.11%          1.32%           1.29%         1.35%
      After expense
        reimbursement.............       1.06%          0.98%          0.94%           1.23%         1.24%
  Ratio of net investment income
    (loss) to average net assets:
      Before expense
        reimbursement.............      (2.17)%        (1.13)%        (0.38)%          0.13%         2.12%
      After expense
        reimbursement.............       1.85%          0.00%          0.00%           0.19%         2.23%
  Portfolio turnover rate.........        N/A            N/A            N/A             N/A           N/A

------------------

(+) Commencement of operations.
(1) Not annualized.
(2) Annualized.
(3) Information presented relates to a share of capital stock outstanding for each period.
(4) The amount listed is less than $0.005 per share.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC.
 REPORT OF INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM

To the Shareholders of and Board of Directors
Kinetics Mutual Funds, Inc.
Sleepy Hollow, New York

We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Internet Emerging Growth Fund, The Paradigm Fund, the Medical Fund, the Small Cap Opportunities Fund and The Kinetics Government Money Market Fund, each a series of shares of Kinetics Mutual Funds, Inc. (the "Funds"), as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended December 31, 2003 were audited by other auditors whose report dated February 20, 2004 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 03, 2006

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 ALLOCATION OF PORTFOLIO ASSETS
 December 31, 2005

THE INTERNET PORTFOLIO
[GRAPH]

Common Stocks                                                                    91.28
Short-Term Investments                                                            1.18
Preferred Stocks                                                                  0.00
Corporate Bonds                                                                   2.13
Rights                                                                            2.63
Convertible Bonds                                                                 1.99
Put Options                                                                       0.00
Written Options                                                                   0.00
Investments Purchased with Cash Proceeds from Securities                         11.24
  Lending
Other Assets and Liabilities                                                    -10.45

THE INTERNET EMERGING GROWTH PORTFOLIO
[GRAPH]

Common Stocks                                                                    82.02
Short-Term Investments                                                            4.44
Preferred Stocks                                                                  0.03
Corporate Bonds                                                                   5.06
Rights                                                                            4.77
Convertible Bonds                                                                 3.70
Put Options                                                                       0.26
Written Options                                                                  -0.48
Investments Purchased with Cash Proceeds from Securities                          9.89
  Lending
Other Assets and Liabilities                                                     -9.69

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 ALLOCATION OF PORTFOLIO ASSETS
 December 31, 2005 -- (Continued)

THE PARADIGM PORTFOLIO
[GRAPH]

Common Stocks                                                                    88.39
Short-Term Investments                                                           11.32
Convertible Bonds                                                                 0.03
Call Options                                                                      0.07
Investments Purchased with Cash Proceeds from Securities                          9.71
  Lending
Other Assets and Liabilities                                                     -9.52

THE MEDICAL PORTFOLIO
[GRAPH]

Common Stocks                                                                    97.57
Short-Term Investments                                                            2.50
Rights                                                                            0.00
Investments Purchased with Cash Proceeds from Securities                          6.65
  Lending
Other Assets and Liabilities                                                     -6.72

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 ALLOCATION OF PORTFOLIO ASSETS
 December 31, 2005 -- (Continued)

THE SMALL CAP OPPORTUNITIES PORTFOLIO
[GRAPH]

Common Stocks                                                                    83.39
Short-Term Investments                                                           14.55
Rights                                                                            1.60
Convertible Bonds                                                                 0.41
Investments Purchased with Cash Proceeds from Securities                         16.72
  Lending
Other Assets and Liabilities                                                    -16.67

GOVERNMENT MONEY MARKET PORTFOLIO
[GRAPH]

Short-Term Investments                                                           100.1
Other Assets and Liabilities                                                      -0.1

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2005

COMMON STOCKS -- 91.28%+                       SHARES          VALUE
------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 7.71%+
CACI International, Inc. -- Class A*.....        200,000    $ 11,476,000
                                                            ------------
AIR FREIGHT & LOGISTICS -- 5.45%+
Expeditors International of Washington,
  Inc....................................        120,000       8,101,200
                                                            ------------
ASIAN EXCHANGES -- 0.33%+
Hong Kong Exchanges & Clearing Limited...        120,000         497,572
                                                            ------------
CAPITAL MARKETS -- 0.07%+
Internet HOLDRs Trust(1).................            500          32,915
Van der Moolen Holding N.V. ADR..........         10,000          71,400
                                                            ------------
                                                                 104,315
                                                            ------------
COMMERCIAL SERVICES & SUPPLIES -- 5.03%+
Comdisco Holding Company, Inc............        194,400       3,693,600
Copart, Inc.*............................          6,000         138,360
FTI Consulting, Inc.*....................         50,000       1,372,000
Ritchie Bros. Auctioneers Incorporated...         54,000       2,281,500
                                                            ------------
                                                               7,485,460
                                                            ------------
COMMUNICATIONS EQUIPMENT -- 0.03%+
QUALCOMM, Inc............................          1,000          43,080
                                                            ------------
COMPUTERS & PERIPHERALS -- 0.10%+
Apple Computer, Inc.*....................          2,000         143,780
                                                            ------------
DERIVATIVE EXCHANGES -- 3.17%+
CBOT Holdings, Inc. -- Class A*(2).......          7,200         675,072
Chicago Mercantile Exchange Holdings
  Inc....................................          5,600       2,057,944
International Securities Exchange,
  Inc.*..................................         72,000       1,981,440
                                                            ------------
                                                               4,714,456
                                                            ------------
DIVERSIFIED CONSUMER SERVICES -- 0.08%+
Apollo Group, Inc. -- Class A*...........          2,000         120,920
                                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.47%+
eSPEED, Inc. -- Class A*.................         90,000         693,900
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                               SHARES          VALUE
------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES --
  13.96%+
Leucadia National Corporation............        354,000    $ 16,800,840
Lynch Interactive Corporation*...........          1,800       3,913,200
XO Communications, Inc.*.................         30,000          54,600
                                                            ------------
                                                              20,768,640
                                                            ------------
EUROPEAN EXCHANGES -- 0.26%+
London Stock Exchange plc................         36,000         384,013
                                                            ------------
HEALTH CARE PROVIDERS & SERVICES --0.62%+
Emdeon Corporation*(2)...................        109,000         922,140
                                                            ------------
INTERNET & CATALOG RETAIL -- 0.21%+
eBay, Inc.*..............................          6,000         259,500
IAC/InterActiveCorp*.....................          1,000          28,310
Overstock.com, Inc.*(2)..................          1,000          28,150
                                                            ------------
                                                                 315,960
                                                            ------------
INTERNET SOFTWARE & SERVICES -- 1.57%+
Baidu.com, Inc. ADR*(2)..................            200          12,584
Google Inc. -- Class A*..................          1,800         746,748
MIVA, Inc.*..............................         10,000          49,500
Netease.com, Inc. ADR*(2)................          1,000          56,160
NetRatings, Inc.*........................        116,000       1,430,280
SINA Corp*...............................          1,000          24,160
Sohu.com, Inc.*..........................          1,000          18,340
                                                            ------------
                                                               2,337,772
                                                            ------------
IT SERVICES -- 14.68%+
Anteon International Corporation*........         24,000       1,304,400
CheckFree Corporation*...................        360,000      16,524,000
ManTech International Corporation --
  Class A*...............................        144,000       4,011,840
                                                            ------------
                                                              21,840,240
                                                            ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.00%+
Marvel Entertainment, Inc.*..............            322           5,274
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                               SHARES          VALUE
------------------------------------------------------------------------
MEDIA -- 28.62%+
DreamWorks Animation SKG, Inc.*..........          3,000    $     73,680
The E.W. Scripps Company -- Class A......          2,400         115,248
Gemstar-TV Guide International, Inc.*....        600,000       1,566,000
Getty Images, Inc.*......................         36,600       3,267,282
Groupe Bruxelles Lambert S.A.............         50,000       4,904,282
Harris Interactive, Inc.*................        600,000       2,586,000
Liberty Global, Inc. -- Class A*.........        300,707       6,765,908
Liberty Global, Inc. -- Series C*........        315,707       6,692,988
Pixar*...................................          3,600         189,792
PrimaCom AG ADR*.........................        610,000       2,211,250
ProQuest Company*........................          6,000         167,460
The Washington Post Company -- Class B...         18,000      13,770,000
XM Satellite Radio Holdings, Inc. --
  Class A*...............................         10,000         272,800
                                                            ------------
                                                              42,582,690
                                                            ------------
SPECIALISTS -- 1.26%+
LaBranche & Co Inc.*(2)..................        186,000       1,880,460
                                                            ------------
U.S. EQUITY EXCHANGES -- 7.65%+
Archipelago Holdings Inc.*(2)............        144,000       7,166,880
Nasdaq Stock Market Inc.*................        120,000       4,221,600
                                                            ------------
                                                              11,388,480
                                                            ------------
WIRELESS TELECOMMUNICATION SERVICES --
  0.01%+
Sunshine PCS Corporation -- Class A*.....        149,890          16,863
                                                            ------------
TOTAL COMMON STOCKS
  (cost $124,195,481)....................                    135,823,215
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                               SHARES          VALUE
------------------------------------------------------------------------
CONVERTIBLE PREFERRED
STOCKS -- 0.00%+                               SHARES          VALUE
------------------------------------------------------------------------
MEDIA -- 0.00%+
Adelphia Communications Corporation,
  7.500%*
  (cost $583,300)........................        190,000    $      3,800
                                                            ------------

CORPORATE BONDS --                            PRINCIPAL
CONVERTIBLE -- 1.99%+                          AMOUNT
------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES --
  1.99%+
Level 3 Communications, Inc., CLB,
  6.000%, due 03/15/2010(2)..............    $ 4,600,000       2,949,750
                                                            ------------
MEDIA -- 0.00%+
Adelphia Communications Corporation,
  6.000%, due 2/15/2006, Acquired on
  2/10/2004 at $123,000 (Default
  Effective 8/12/2002)*..................        200,000           2,750
                                                            ------------
TOTAL CORPORATE BONDS -- CONVERTIBLE
  (cost $2,727,911)......................                      2,952,500
                                                            ------------

CORPORATE BONDS -- 2.13%+
------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES --
  2.13%+
Level 3 Communications, Inc., CLB,
  12.875%, due 03/15/2010(+)(2)
  (cost $3,648,162)......................      3,600,000       3,168,000
                                                            ------------

RIGHTS -- 2.63%+                               SHARES
------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.63%+
Comdisco Holding Company, Inc. Expiration
  Date: 12/31/2050, Strike Price $1.00#
  (cost $3,253,775)......................     12,240,699       3,917,024
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

RIGHTS -- 2.63%+                               SHARES
------------------------------------------------------------------------
PUT OPTIONS PURCHASED -- 0.00%+               CONTRACTS        VALUE
------------------------------------------------------------------------
Internet HOLDRs Trust
  Expiration: January, 2006, Exercise
     Price: $60.00.......................              7    $        105
  Expiration: January, 2007, Exercise
     Price: $70.00.......................              7           5,005
                                                            ------------
TOTAL PUT OPTIONS PURCHASED
  (cost $15,715).........................                          5,110
                                                            ------------

                                              PRINCIPAL
SHORT-TERM INVESTMENTS -- 1.18%+               AMOUNT
------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.26%+
First American Prime Obligations Fund --
  Class I................................        381,838         381,838
                                                            ------------
US GOVERNMENT AGENCY ISSUES -- 0.92%+
Federal Home Loan Bank Discount Note,
  2.650%, due 1/3/2006...................    $ 1,372,000       1,371,768
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,753,606)......................                      1,753,606
                                                            ------------

INVESTMENTS PURCHASED WITH                    PRINCIPAL
CASH PROCEEDS FROM SECURITIES                 AMOUNT OR
LENDING -- 11.24%+                             SHARES
------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.00%+
Merrill Lynch Premier Institutional
  Fund...................................             36              36
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

INVESTMENTS PURCHASED WITH                    PRINCIPAL
CASH PROCEEDS FROM SECURITIES                 AMOUNT OR
LENDING -- 11.24%+                             SHARES          VALUE
------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.24%+
CS First Boston Repurchase Agreement,
  4.250%, dated 12/30/2005, due
  1/3/2006(3)
Repurchase price $2,206,953..............    $ 2,205,911    $  2,205,911
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $919,569................        919,130         919,130
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $735,655................        735,304         735,304
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $6,436,981..............      6,433,907       6,433,907
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $2,758,706..............      2,757,388       2,757,388
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $3,678,275..............      3,676,518       3,676,518
                                                            ------------
                                                              16,728,158
                                                            ------------
TOTAL INVESTMENTS PURCHASED WITH CASH
  PROCEEDS FROM SECURITIES LENDING
  (cost $16,728,194).....................                     16,728,194
                                                            ------------
TOTAL INVESTMENTS -- 110.45%+
  (COST $152,906,144)....................                   $164,351,449
                                                            ============

-------------------------
* -- Non-income producing security.
(+) -- Security has a stepped rate. The rate listed is as of December 31, 2005. + -- Calculated as a percentage of net assets.
# -- Contingent value right (contingent upon profitability of company).
ADR -- American Depository Receipts.
CLB -- Callable Security.
(1) -- All or a portion of the shares have been committed as collateral for written option contracts.
(2) -- This security or a portion of this security was out on loan at December 31, 2005. Total loaned securities had a market value of $14,312,196 at December 31, 2005.
(3) -- See Repurchase Agreements disclosure in the Notes to Financial Statements for the Kinetics Portfolios Trust.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET EMERGING GROWTH PORTFOLIO
 Portfolio of Investments -- December 31, 2005

COMMON STOCKS -- 82.02%+                           SHARES        VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 5.88%+
SI International, Inc.*.......................       7,500     $  229,275
                                                               ----------
CAPITAL MARKETS -- 4.15%+
Nasdaq-100 Index Tracking Stock(1)............       4,000        161,680
                                                               ----------
COMMERCIAL SERVICES & SUPPLIES -- 6.35%+
Comdisco Holding Company, Inc. ...............       9,300        176,700
Deluxe Corporation............................       1,100         33,154
John H. Harland Company.......................       1,000         37,600
                                                               ----------
                                                                  247,454
                                                               ----------
COMPUTERS & PERIPHERALS -- 8.32%+
ActivCard Corporation*........................       7,500         26,175
M-Systems Flash Disk Pioneers Ltd.*...........       9,000        298,080
                                                               ----------
                                                                  324,255
                                                               ----------
DERIVATIVE EXCHANGES -- 3.30%+
Chicago Mercantile Exchange Holdings Inc......         200         73,498
International Securities Exchange, Inc.*......       2,000         55,040
                                                               ----------
                                                                  128,538
                                                               ----------
DIVERSIFIED FINANCIAL SERVICES -- 2.86%+
eSPEED, Inc. -- Class A*......................      10,000         77,100
MarketAxess Holdings, Inc.*...................       3,000         34,290
                                                               ----------
                                                                  111,390
                                                               ----------
DIVERSIFIED TELECOMMUNICATION SERVICES --
  7.86%+
IDT Corporation*..............................       5,300         61,268
IDT Corporation -- Class B*...................       5,300         62,010
Lynch Interactive Corporation*................          61        132,614
Warwick Valley Telephone Company..............       1,200         22,908
XO Communications, Inc.*......................      15,000         27,300
                                                               ----------
                                                                  306,100
                                                               ----------
INSURANCE -- 4.40%+
Fidelity National Financial, Inc..............       4,173        153,525
Fidelity National Title Group, Inc. -- Class
  A...........................................         730         17,775
                                                               ----------
                                                                  171,300
                                                               ----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET EMERGING GROWTH PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                                   SHARES        VALUE
-------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 10.84%+
Digital River, Inc.*..........................       1,000     $   29,740
Imergent, Inc.*(2)............................       2,500         16,500
Netease.com, Inc. ADR*(2).....................         240         13,479
NetRatings, Inc.*.............................       6,700         82,611
SINA Corp*....................................         500         12,080
Sohu.com, Inc.*...............................         300          5,502
Websense, Inc.*...............................       4,000        262,560
                                                               ----------
                                                                  422,472
                                                               ----------
IT SERVICES -- 0.72%+
Lionbridge Technologies, Inc.*................       4,000         28,080
                                                               ----------
MEDIA -- 25.42%+
Discovery Holding Company -- Class A*.........          50            758
Gemstar-TV Guide International, Inc.*.........       5,000         13,050
Groupe Bruxelles Lambert S.A. ................       1,600        156,937
Interactive Data Corporation..................      13,000        295,230
Liberty Global, Inc. -- Class A*..............          30            675
Liberty Global, Inc. -- Series C*.............          30            636
Liberty Media Corporation -- Class A*.........         504          3,966
Naspers Limited ADR(2)........................       9,470        170,460
Navarre Corporation*(2).......................       5,000         27,650
PrimaCom AG ADR*..............................       4,750         17,219
ProQuest Company*.............................       3,000         83,730
RCN Corporation*..............................       6,545        153,480
Valassis Communications, Inc.*................       2,300         66,861
                                                               ----------
                                                                  990,652
                                                               ----------
SOFTWARE -- 0.63%+
FactSet Research Systems, Inc.................         600         24,696
                                                               ----------
U.S. EQUITY EXCHANGES -- 1.28%+
Archipelago Holdings Inc.*(2).................       1,000         49,770
                                                               ----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.02%+
Sunshine PCS Corporation -- Class A*..........       6,000            675
                                                               ----------
TOTAL COMMON STOCKS
  (cost $2,439,081)...........................                  3,196,337
                                                               ----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET EMERGING GROWTH PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                                   SHARES        VALUE
-------------------------------------------------------------------------
PREFERRED STOCKS -- 0.03%+                         SHARES        VALUE
-------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES --
  0.03%+
PTV, Inc. -- Series A, CLB, 10.000%
  (cost $3,774)...............................         487     $    1,023
                                                               ----------

CORPORATE BONDS --                                PRINCIPAL
CONVERTIBLE -- 3.70%+                              AMOUNT
-------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.70%+
Conexant Systems, Inc., CLB,
  4.000%, due 2/1/2007 (cost $131,620)........    $150,000        144,187
                                                               ----------

CORPORATE BONDS -- 5.08%+
-------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES --
  5.08%+
Level 3 Communications, Inc., CLB,
  12.875%, due 03/15/2010(+)(2) (cost
  $204,998)...................................     225,000        198,000
                                                               ----------

RIGHTS -- 4.77%+                                   SHARES
-------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 4.77%+
Comdisco Holding Company, Inc.,
  Expiration Date: 12/31/2050, Strike Price
  $1.00# (cost $245,273)......................     581,000        185,920
                                                               ----------

PUT OPTIONS PURCHASED -- 0.26%+                   CONTRACTS
-------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock
  Expiration: January, 2007, Exercise Price:
     $38.625..................................          28          4,760
  Expiration: January, 2007, Exercise Price:
     $39.625..................................          28          5,460
                                                               ----------
TOTAL PUT OPTIONS PURCHASED
  (cost $22,568)..............................                     10,220
                                                               ----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET EMERGING GROWTH PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

/PRINCIPALSHORT-TERM INVESTMENTS -- 4.12%+                   AMOUNT         VALUE
-------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES** -- 4.12%+
American Family, 4.025%..................................  $    45,643  $      45,643
U.S. Bank, N.A., 4.130%..................................       51,092         51,092
Wisconsin Corporate Central Credit Union, 4.050%.........       63,931         63,931
                                                                        -------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $160,666)........................................                     160,666
                                                                        -------------

INVESTMENTS PURCHASED WITH                                  PRINCIPAL
CASH PROCEEDS FROM SECURITIES                               AMOUNT OR
LENDING -- 9.89%+                                            SHARES
-------------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.00%+
Merrill Lynch Premier Institutional Fund.................            1              1
                                                                        -------------
REPURCHASE AGREEMENTS -- 9.89%+
CS First Boston Repurchase Agreement,
  4.250%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $50,848.................................  $    50,824         50,824
  4.300%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $21,187.................................       21,177         21,177
  4.300%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $16,949.................................       16,941         16,941
  4.300%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $148,309................................      148,238        148,238
  4.300%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $63,561.................................       63,531         63,531
  4.300%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $84,747.................................       84,707         84,707
                                                                        -------------
                                                                              385,418
                                                                        -------------
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
  SECURITIES LENDING
  (cost $385,419)........................................                     385,419
                                                                        -------------
TOTAL INVESTMENTS -- 110.19%+
  (COST $3,593,399)......................................               $   4,281,772
                                                                        =============

-------------------------
* -- Non-income producing security.
** -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2005.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET EMERGING GROWTH PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

(+) -- Security has a stepped rate. The rate listed is as of December 31, 2005. + -- Calculated as a percentage of net assets.
# -- Contingent value right (contingent upon profitability of company).
ADR -- American Depository Receipts.
CLB -- Callable Security.
(1) -- All or a portion of the shares have been committed as collateral for written option contracts.
(2) -- This security or a portion of this security was out on loan at December 31, 2005. Total loaned securities had a market value of $330,145 at December 31, 2005.
(3) -- See Repurchase Agreements disclosure in the Notes to Financial Statements for the Kinetics Portfolios Trust.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2005

COMMON STOCKS -- 88.39%+                    SHARES         VALUE
--------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.98%+
General Dynamics Corporation............          200   $     22,810
CACI International, Inc. -- Class A*....       90,000      5,164,200
                                                        ------------
                                                           5,187,010
                                                        ------------
AIRLINES -- 0.07%+
China Eastern Airlines Corporation
  Limited ADR...........................       25,000        390,250
                                                        ------------
ASIAN EXCHANGES -- 2.57%+
Hong Kong Exchanges & Clearing
  Limited...............................    3,000,000     12,439,303
Osaka Securities Exchange Co., Ltd......          100        627,464
Singapore Exchange Limited..............      300,000        523,261
                                                        ------------
                                                          13,590,028
                                                        ------------
ASSET MANAGEMENT -- 4.59%+
Ameriprise Financial, Inc...............           80          3,280
Brookfield Asset Management Inc -- Class
  A.....................................      356,000     17,917,480
Eaton Vance Corp........................        7,200        196,992
Legg Mason, Inc.........................       32,000      3,830,080
Power Corporation of Canada.............       86,000      2,342,260
                                                        ------------
                                                          24,290,092
                                                        ------------
AUTO COMPONENTS -- 1.36%+
Toyota Industries Corporation...........      200,000      7,190,401
                                                        ------------
AUTOMOBILES -- 0.00%+
Great Wall Automobile Holdings Company,
  Limited -- Class H....................       20,000          6,578
                                                        ------------
BEVERAGES -- 0.17%+
Anheuser-Busch Companies, Inc. .........        2,400        103,104
Brown-Forman Corporation -- Class B.....        3,000        207,960
Constellation Brands, Inc. -- Class
  A*....................................          600         15,738
Diageo plc ADR..........................        4,000        233,200
Pernod Ricard SA........................        1,200        209,407
Remy Cointreau SA.......................        2,400        113,654
Taittinger SA...........................           25          9,952
                                                        ------------
                                                             893,015
                                                        ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                            SHARES         VALUE
--------------------------------------------------------------------
BROKERAGE & INVESTMENT BANKING -- 0.20%+
The Bear Stearns Companies Inc. ........        2,000   $    231,060
Greenhill & Co., Inc. ..................        6,400        359,424
ICAP plc................................       48,000        334,463
Lazard Ltd -- Class A...................        2,000         63,800
Nomura Holdings, Inc. ADR...............        4,000         76,880
Refco Inc.*.............................       24,000         10,560
                                                        ------------
                                                           1,076,187
                                                        ------------
CHEMICALS -- 0.01%+
Novozymes A/S -- Class B................          200         10,949
Potash Corporation of Saskatchewan
  Inc. .................................          400         32,088
                                                        ------------
                                                              43,037
                                                        ------------
COMMERCIAL BANKS -- 3.44%+
Fifth Third Bancorp.....................        4,000        150,880
HDFC Bank Ltd. ADR......................        4,400        223,960
ICICI Bank Limited ADR..................        9,000        259,200
M&T Bank Corporation....................      124,000     13,522,200
State Bank of India GDR.................       14,000        707,000
Wells Fargo and Company.................       53,000      3,329,990
                                                        ------------
                                                          18,193,230
                                                        ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.06%+
Acco Brands Corporation*................          658         16,121
Equifax Inc.............................          100          3,802
FTI Consulting, Inc.*...................       10,000        274,400
                                                        ------------
                                                             294,323
                                                        ------------
CONSUMER FINANCE -- 0.64%+
American Express Company................          400         20,584
The Student Loan Corporation............       16,000      3,347,680
                                                        ------------
                                                           3,368,264
                                                        ------------
DERIVATIVE EXCHANGES -- 3.21%+
CBOT Holdings, Inc. -- Class A*(2)......       56,000      5,250,560
Chicago Mercantile Exchange Holdings
  Inc...................................       24,000      8,819,760
International Securities Exchange,
  Inc.*.................................      106,000      2,917,120
                                                        ------------
                                                          16,987,440
                                                        ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                            SHARES         VALUE
--------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.37%+
H&R Block, Inc..........................       80,000   $  1,964,000
                                                        ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.78%+
Pargesa Holding AG -- Class B...........       48,000      4,098,474
                                                        ------------
DIVERSIFIED GAS -- 1.05%+
The Williams Companies, Inc.............      240,000      5,560,800
                                                        ------------
DIVERSIFIED TELECOMMUNICATION SERVICES--
  2.87%+
Leucadia National Corporation...........      320,000     15,187,200
                                                        ------------
ELECTRIC UTILITIES -- 9.83%+
Allegheny Energy, Inc.*.................      672,000     21,268,800
Huaneng Power International, Inc. ADR...      230,000      6,028,300
Korea Electric Power Corporation ADR....      606,000     11,810,940
Sierra Pacific Resources*...............      990,000     12,909,600
                                                        ------------
                                                          52,017,640
                                                        ------------
EUROPEAN EXCHANGES -- 1.65%+
Deutsche Boerse AG......................       18,000      1,841,619
Euronext NV.............................       58,000      3,021,298
London Stock Exchange plc...............      364,857      3,891,942
                                                        ------------
                                                           8,754,859
                                                        ------------
FOOD PRODUCTS -- 0.88%+
Archer-Daniels-Midland Company..........       72,000      1,775,520
Bunge Limited...........................       25,400      1,437,894
Cadbury Schweppes PLC ADR...............        4,000        153,160
Dean Foods Company*.....................       30,000      1,129,800
The J.M. Smucker Company................        1,000         44,000
McCormick & Company, Incorporated.......        1,000         30,920
TreeHouse Foods, Inc.*..................        3,600         67,392
                                                        ------------
                                                           4,638,686
                                                        ------------
GAMING -- 1.14%+
Harrah's Entertainment, Inc.............       28,000      1,996,120
Hilton Group plc ADR....................        8,000         99,846
MGM MIRAGE*.............................       72,000      2,640,240
Wynn Resorts, Limited*(2)...............       24,000      1,316,400
                                                        ------------
                                                           6,052,606
                                                        ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                            SHARES         VALUE
--------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE -- 0.02%+
Carnival Corporation....................        2,000   $    106,940
                                                        ------------
HOUSEHOLD DURABLES -- 0.04%+
Fortune Brands, Inc. ...................        2,800        218,456
                                                        ------------
HOUSEHOLD PRODUCTS -- 0.08%+
Church & Dwight Co., Inc. ..............       12,000        396,360
                                                        ------------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS -- 1.60%+
Dynegy Inc. -- Class A*(2)..............       92,000        445,280
TXU Corporation.........................      160,000      8,030,400
                                                        ------------
                                                           8,475,680
                                                        ------------
INDUSTRIAL CONGLOMERATES -- 0.00%+
Alleghany Corporation*..................           24          6,816
                                                        ------------
INSURANCE -- 10.92%+
Arthur J. Gallagher & Co................        1,000         30,880
Berkshire Hathaway Inc. -- Class B*.....        4,900     14,383,950
Brown & Brown, Inc. ....................        2,400         73,296
China Life Insurance Co., Limited
  ADR*(2)...............................        1,000         35,280
Fairfax Financial Holdings Limited(2)...       18,800      2,695,168
Fidelity National Financial, Inc. ......        8,200        301,678
Fidelity National Title Group, Inc. --
  Class A...............................        1,435         34,942
Markel Corporation*.....................       12,000      3,804,600
Mercury General Corporation.............        2,000        116,440
Millea Holdings, Inc. ADR...............        4,000        344,200
Montpelier Re Holdings Ltd.(2)..........      192,000      3,628,800
The Progressive Corporation.............      128,000     14,947,840
Wesco Financial Corporation.............        1,700        654,500
White Mountains Insurance Group Ltd.....       30,000     16,756,500
                                                        ------------
                                                          57,808,074
                                                        ------------
IT SERVICES -- 0.02%+
Automatic Data Processing, Inc..........          100          4,589
Iron Mountain Incorporated*.............        1,800         75,996
                                                        ------------
                                                              80,585
                                                        ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                            SHARES         VALUE
--------------------------------------------------------------------
xMEDIA -- 6.08%+
DreamWorks Animation SKG, Inc.*.........       10,000   $    245,600
The E.W. Scripps Company -- Class A.....       54,000      2,593,080
Groupe Bruxelles Lambert S.A............      150,000     14,712,846
Meredith Corporation....................        2,000        104,680
The New York Times Company -- Class A...          600         15,870
The Walt Disney Company.................       10,650        255,281
The Washington Post Company -- Class
  B.....................................       18,654     14,270,310
                                                        ------------
                                                          32,197,667
                                                        ------------
METALS & MINING -- 1.50%+
Anglo American PLC ADR(2)...............      224,000      7,790,720
Cameco Corporation......................        2,400        152,136
                                                        ------------
                                                           7,942,856
                                                        ------------
MULTILINE RETAIL -- 2.05%+
Sears Holdings Corporation*.............       94,000     10,859,820
                                                        ------------
MULTI-UTILITIES -- 4.14%+
CenterPoint Energy, Inc.................      900,000     11,565,000
Reliant Energy Inc.*....................      900,000      9,288,000
Sempra Energy...........................       24,000      1,076,160
                                                        ------------
                                                          21,929,160
                                                        ------------
OIL & GAS -- 0.02%+
Norsk Hydro ASA ADR.....................        1,000        103,180
                                                        ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                            SHARES         VALUE
--------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 14.15%+
Canadian Natural Resources Ltd..........        8,000   $    396,960
Canadian Oil Sands Trust................      120,000     12,943,200
CNOOC Limited ADR.......................       80,000      5,437,600
El Paso Corporation.....................    1,110,000     13,497,600
EnCana Corporation......................       82,000      3,703,120
Imperial Oil Ltd. ......................       36,000      3,585,600
Nexen Inc. .............................       66,000      3,143,580
Petro-Canada............................       72,000      2,886,480
PetroChina Company Limited ADR..........       40,000      3,278,400
Petroleo Brasileiro S.A. ADR............        4,000        285,080
Shell Canada Limited....................      112,000      4,051,443
Statoil ASA ADR.........................       10,000        229,600
Suncor Energy, Inc......................      328,000     20,706,640
Western Oil Sands Inc. -- Class A*......       30,000        717,708
                                                        ------------
                                                          74,863,011
                                                        ------------
OTHER EXCHANGES -- 0.46%+
Australian Stock Exchange Limited.......       18,000        428,864
TSX Group Inc. .........................       50,000      2,014,280
                                                        ------------
                                                           2,443,144
                                                        ------------
PAPER & FOREST PRODUCTS -- 0.01%+
Pope Resources, L.P.....................        1,800         55,836
                                                        ------------
PHARMACEUTICALS -- 0.02%+
Novo-Nordisk A/S ADR....................        2,000        112,680
                                                        ------------
PUBLISHING -- 0.31%+
Dow Jones & Company, Inc................          100          3,549
John Wiley & Sons, Inc. -- Class B......        2,000         77,950
Moody's Corporation.....................       25,300      1,553,926
                                                        ------------
                                                           1,635,425
                                                        ------------
REAL ESTATE -- 3.46%+
American Real Estate Partners, L.P. ....      200,000      7,710,000
Forest City Enterprises, Inc. -- Class
  A.....................................      184,000      6,979,120
The St. Joe Company.....................        3,600        241,992
Texas Pacific Land Trust(2).............       17,200      2,562,800
Vornado Realty Trust....................       10,000        834,700
                                                        ------------
                                                          18,328,612
                                                        ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                            SHARES         VALUE
--------------------------------------------------------------------
SPECIALISTS -- 1.26%+
LaBranche & Co Inc.*(2).................      660,000   $  6,672,600
                                                        ------------
SPECIALTY RETAIL -- 0.01%+
Tiffany & Co. ..........................        1,000         38,290
                                                        ------------
TOBACCO -- 0.27%+
Altria Group, Inc.......................       18,000      1,344,960
British American Tobacco p.l.c. ADR.....        2,000         90,080
                                                        ------------
                                                           1,435,040
                                                        ------------
TRANSPORTATION INFRASTRUCTURE -- 0.24%+
Anhui Expressway Co., Ltd. -- Class H...      660,000        319,204
Beijing Capital International Airport
  Company Limited -- Class H............      100,000         45,785
Jiangsu Expressway Company Ltd. -- Class
  H.....................................      200,000        112,850
Shenzhen Expressway Company Limited --
  Class H...............................    1,200,000        394,653
Zhejiang Expressway Co., Ltd. -- Class
  H.....................................      660,000        408,582
                                                        ------------
                                                           1,281,074
                                                        ------------
U.S. EQUITY EXCHANGES -- 5.84%+
Archipelago Holdings Inc.*(2)...........      366,000     18,215,820
Nasdaq Stock Market Inc.*...............      360,000     12,664,800
                                                        ------------
                                                          30,880,620
                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES --
  0.02%+
China Mobile (Hong Kong) Limited ADR....        4,000         96,160
                                                        ------------
TOTAL COMMON STOCKS
  (cost $404,420,249)...................                 467,752,206
                                                        ------------

CORPORATE BONDS --                         PRINCIPAL
CONVERTIBLE -- 0.03%+                       AMOUNT
--------------------------------------------------------------------
xINDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS -- 0.03%+
Calpine Corporation, CLB, 4.750%, due
  11/15/2023, Acquired on 11/30/05-
  12/02/05 at $180,150 (Default
  Effective 12/20/2005)*
  (cost $181,238).......................  $   700,000        182,000
                                                        ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

CALL OPTIONS PURCHASED --
0.07%+                                     CONTRACTS       VALUE

--------------------------------------------------------------------
xTXU Corporation
  Expiration: January, 2007, Exercise
  Price: $22.50
  (cost $143,073).......................          142   $    394,760
                                                        ------------

SHORT-TERM INVESTMENTS --                  PRINCIPAL
11.32%+                                     AMOUNT
--------------------------------------------------------------------
xUS GOVERNMENT AGENCY ISSUES -- 10.99%+
Federal Home Loan Bank Discount Note,
  2.650%, due 1/3/2006..................  $58,200,000     58,190,138
                                                        ------------
VARIABLE RATE DEMAND NOTES** -- 0.33%+
American Family, 4.025%.................          578            578
U.S. Bank, N.A., 4.130%.................    1,723,566      1,723,566
Wisconsin Corporate Central Credit
  Union, 4.050%.........................        2,707          2,707
                                                        ------------
                                                           1,726,851
                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $59,916,989)....................                  59,916,989
                                                        ------------

INVESTMENTS PURCHASED WITH                 PRINCIPAL
CASH PROCEEDS FROM SECURITIES              AMOUNT OR
LENDING -- 9.71%+                           SHARES
--------------------------------------------------------------------
xINVESTMENT COMPANIES -- 0.00%+
Merrill Lynch Premier Institutional
  Fund..................................          109            109
                                                        ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE PARADIGM PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

INVESTMENTS PURCHASED WITH                 PRINCIPAL
CASH PROCEEDS FROM SECURITIES              AMOUNT OR
LENDING -- 9.71%+                           SHARES         VALUE
--------------------------------------------------------------------
xREPURCHASE AGREEMENTS -- 9.71%+
CS First Boston Repurchase Agreement,
  4.250%, dated 12/30/2005, due
  1/3/2006(3)
Repurchase price $6,778,110.............  $ 6,774,911   $  6,774,911
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $2,824,229.............    2,822,880      2,822,880
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $2,259,383.............    2,258,304      2,258,304
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $19,769,599............   19,760,158     19,760,158
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $8,472,685.............    8,468,639      8,468,639
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $11,296,914............   11,291,519     11,291,519
                                                        ------------
                                                          51,376,411
                                                        ------------
TOTAL INVESTMENTS PURCHASED WITH CASH
  PROCEEDS FROM SECURITIES LENDING
  (cost $51,376,520)....................                  51,376,520
                                                        ------------
TOTAL INVESTMENTS -- 109.52%+
  (COST $516,038,069)...................                $579,622,475
                                                        ============

---------------
* -- Non-income producing security.
** -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2005.
+ -- Calculated as a percentage of net assets.
GDR -- Global Depository Receipts.
ADR -- American Depository Receipts.
CLB -- Callable Security.
(1) -- All or a portion of the shares have been committed as collateral for written option contracts.
(2) -- This security or a portion of this security was out on loan at December 31, 2005. Total loaned securities had a market value of $43,618,328 at December 31, 2005.
(3) -- See Repurchase Agreements disclosure in the Notes to Financial Statements for the Kinetics Portfolios Trust.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE MEDICAL PORTFOLIO
 Portfolio of Investments -- December 31, 2005

COMMON STOCKS -- 97.57%+                         SHARES         VALUE
------------------------------------------------------------------------
BIOTECHNOLOGY -- 35.14%+
AEterna Zentaris Inc.*.....................        20,500    $   103,935
Arena Pharmaceuticals, Inc.*...............        14,000        199,080
AVAX Technologies, Inc.*...................        50,000         12,500
Avigen, Inc.*(2)...........................        21,000         63,630
Biogen Idec, Inc.*.........................         8,250        373,972
Biomira, Inc.*(2)..........................        37,000         51,800
Cambridge Antibody Technology Group PLC
  ADR*(2)..................................        15,000        180,165
Cell Genesys, Inc.*(2).....................        14,725         87,319
Chiron Corporation*........................        19,000        844,740
Cubist Pharmaceuticals, Inc.*..............         2,000         42,500
CuraGen Corporation*.......................        13,000         40,040
deCODE genetics, Inc.*.....................        11,000         90,860
Dendreon Corporation*......................         7,000         37,940
EntreMed, Inc.*............................        11,000         21,340
Favrille Inc.*.............................        10,000         40,500
Genzyme Corporation*.......................         7,038        498,150
Human Genome Sciences, Inc.*...............        17,000        145,520
ImmunoGen, Inc.*...........................         6,000         30,780
Isis Pharmaceuticals, Inc.*................         5,000         26,200
Isotechnika, Inc.*.........................        15,000         25,162
Maxim Pharmaceuticals, Inc.*...............        10,000         11,000
Medarex, Inc.*.............................        20,000        277,000
MedImmune, Inc.*...........................        29,500      1,033,090
Millennium Pharmaceuticals, Inc.*..........        30,296        293,871
NeoRx Corporation*.........................        27,000         20,520
Progenics Pharmaceuticals, Inc.*...........         2,200         55,022
QLT Inc.*..................................        10,000         63,600
Savient Pharmaceuticals Inc.*..............        34,000        127,160
Serono SA ADR..............................        12,000        238,320
Sirna Therapeutics, Inc.*..................         3,491         10,578
Targeted Genetics Corporation*.............        10,000          4,900
Vical Incorporated*........................        13,500         56,700
                                                             -----------
                                                               5,107,894
                                                             -----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE MEDICAL PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                                 SHARES         VALUE
------------------------------------------------------------------------
]xCHEMICALS -- 7.80%+
Akzo Nobel N.V. ADR........................        10,000    $   460,800
Lonza Group AG.............................        11,000        673,034
                                                             -----------
                                                               1,133,834
                                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.04%+
Theragenics Corporation*...................         2,000          6,040
                                                             -----------
HEALTH CARE PROVIDERS & SERVICES -- 0.36%+
IMPATH Bankruptcy Liquidating Trust --
  Class A*.................................        26,000         52,000
                                                             -----------
PHARMACEUTICALS -- 54.23%+
Abbott Laboratories........................        17,000        670,310
Altana AG ADR(2)...........................        14,000        762,580
Antigenics, Inc.*(2).......................           892          4,246
Bristol-Meyers Squibb Company..............        15,000        344,700
China Pharmaceutical Group Limited*........     1,440,000        222,863
Eli Lilly and Company......................        11,000        622,490
GlaxoSmithKline PLC ADR....................        22,673      1,144,533
Johnson & Johnson..........................         7,000        420,700
MGI Pharma, Inc.*..........................         2,000         34,320
Novartis AG ADR............................        26,000      1,364,480
Schering AG ADR............................        14,000        936,740
SuperGen, Inc.*............................        14,000         70,700
Wyeth......................................        27,900      1,285,353
                                                             -----------
                                                               7,884,015
                                                             -----------
TOTAL COMMON STOCKS
  (cost $15,904,545).......................                   14,183,783
                                                             -----------

RIGHTS -- 0.00%+
------------------------------------------------------------------------
]xBIOTECHNOLOGY -- 0.00%+
OSI Pharmaceuticals, Inc.*
  Expiration Date 6/12/2008,
  Strike Price $1.00#
  (cost $0)................................        13,932            558
                                                             -----------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE MEDICAL PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                                         PRINCIPAL
SHORT-TERM INVESTMENTS -- 2.50%+                          AMOUNT          VALUE
------------------------------------------------------------------------------------
xVARIABLE RATE DEMAND NOTES** -- 2.50%+
U.S. Bank, N.A., 4.130%
  (cost $362,903)....................................  $     362,903  $      362,903
                                                                      --------------

INVESTMENTS PURCHASED WITH                               PRINCIPAL
CASH PROCEEDS FROM SECURITIES                            AMOUNT OR
LENDING -- 6.65%+                                         SHARES
------------------------------------------------------------------------------------
xINVESTMENT COMPANIES -- 0.00%+
Merrill Lynch Premier Institutional Fund.............              2               2
                                                                      --------------
REPURCHASE AGREEMENTS -- 6.65%+
CS First Boston Repurchase Agreement,
  4.250%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $127,566............................  $     127,506         127,506
  4.300%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $53,152.............................         53,127          53,127
  4.300%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $42,522.............................         42,502          42,502
  4.300%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $372,069............................        371,891         371,891
  4.300%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $159,458............................        159,382         159,382
  4.300%, dated 12/30/2005, due 1/3/2006(3)
Repurchase price $212,611............................        212,509         212,509
                                                                      --------------
                                                                             966,917
                                                                      --------------
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
  SECURITIES LENDING
  (cost $966,919)....................................                        966,919
                                                                      --------------
TOTAL INVESTMENTS -- 106.72%+
  (COST $17,234,367).................................                 $   15,514,163
                                                                      ==============

---------------
* -- Non-income producing security.
** -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2005.
+ -- Calculated as a percentage of net assets.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE MEDICAL PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

# -- Contingent value right (contingent upon profitability of company).
ADR -- American Depository Receipts.
(1) -- All or a portion of the shares have been committed as collateral for written option contracts.
(2) -- This security or a portion of this security was out on loan at December 31, 2005. Total loaned securities had a market value of $800,488 at December 31, 2005.
(3) -- See Repurchase Agreements disclosure in the Notes to Financial Statements for the Kinetics Portfolios Trust.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2005

COMMON STOCKS -- 83.39%+                       SHARES          VALUE
------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 3.41%+
Armor Holdings, Inc.*....................            800    $     34,120
Bombardier Inc...........................        360,000         854,747
CACI International, Inc. -- Class A*.....         58,000       3,328,040
GenCorp Inc.*............................         10,000         177,500
                                                            ------------
                                                               4,394,407
                                                            ------------
AIRLINES -- 1.34%+
China Eastern Airlines Corporation
  Limited ADR............................         58,000         905,380
China Southern Airlines Company Limited
  ADR*(2)................................         58,000         823,600
                                                            ------------
                                                               1,728,980
                                                            ------------
ASIAN EXCHANGES -- 1.61%+
Hong Kong Exchanges & Clearing Limited...        500,000       2,073,217
                                                            ------------
BEVERAGES -- 0.04%+
Tsingtao Brewery Company Limited -- Class
  H......................................         50,000          52,878
                                                            ------------
BROKERAGE & INVESTMENT BANKING -- 0.31%+
Greenhill & Co., Inc.....................          7,200         404,352
                                                            ------------
CAPITAL MARKETS -- 3.41%+
Calamos Asset Management, Inc. -- Class
  A......................................         20,000         629,000
GAMCO Investors, Inc. -- Class A.........          1,000          43,530
Jefferies Group, Inc.....................          1,000          44,980
Nuveen Investments -- Class A............         24,000       1,022,880
SWS Group, Inc...........................          4,000          83,760
Van der Moolen Holding N.V. ADR..........        360,217       2,571,949
                                                            ------------
                                                               4,396,099
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                               SHARES          VALUE
------------------------------------------------------------------------
COMMERCIAL BANKS -- 4.07%+
Banque du Liban et d'Outre-Mer S.A.L.
  (BLOM) -- Class B GDR*.................         20,000    $  1,330,000
Cathay General Bancorp...................         12,000         431,280
Center Financial Corporation.............         22,000         553,520
East West Bancorp, Inc. .................         12,000         437,880
Farmers & Merchants Bank of Long Beach...             12          69,060
First Bank of Delaware*..................        300,000         969,000
Hanmi Financial Corporation..............         22,062         394,027
Nara Bancorp, Inc........................         22,000         391,160
UCBH Holdings, Inc.......................         22,000         393,360
Wilshire Bancorp, Inc....................         16,000         275,040
                                                            ------------
                                                               5,244,327
                                                            ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.36%+
Comdisco Holding Company, Inc. ..........          1,000          19,000
Deluxe Corporation.......................         10,000         301,400
FIND/SVP, Inc.*..........................         10,000          12,900
FTI Consulting, Inc.*....................         54,000       1,481,760
Loring Ward International Ltd.*..........          1,000             516
PICO Holdings, Inc.*.....................         25,000         806,500
Ritchie Bros. Auctioneers Incorporated...         10,000         422,500
                                                            ------------
                                                               3,044,576
                                                            ------------
CONSTRUCTION & ENGINEERING -- 3.68%+
Quanta Services, Inc.*...................        360,000       4,741,200
                                                            ------------
DERIVATIVE EXCHANGES -- 2.35%+
International Securities Exchange,
  Inc.*..................................        110,000       3,027,200
                                                            ------------
DIVERSIFIED CONSUMER SERVICES -- 0.01%+
Sotheby's Holdings, Inc. -- Class A*.....            800          14,688
                                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.03%+
IntercontinentalExchange Inc.*...........          1,000          36,350
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                               SHARES          VALUE
------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES --
  0.31%+
Lynch Interactive Corporation*...........             18    $     39,132
NeuStar, Inc. -- Class A*................          1,000          30,490
XO Communications, Inc.*(2)..............        180,000         327,600
                                                            ------------
                                                                 397,222
                                                            ------------
ELECTRIC UTILITIES -- 10.56%+
Allegheny Energy, Inc.*..................        200,000       6,330,000
China Resources Power Holdings Company
  Limited................................        100,000          56,425
Datang International Power Generation
  Company Limited -- Class H.............        100,000          73,514
Huadian Power International Corporation
  Limited -- Class H.....................        180,000          45,965
Sierra Pacific Resources*................        544,000       7,093,760
                                                            ------------
                                                              13,599,664
                                                            ------------
ENERGY -- 0.92%+
Siem Industries Inc.*....................         32,000       1,184,000
                                                            ------------
GAS UTILITIES -- 1.95%+
Southern Union Company*..................        106,263       2,510,983
                                                            ------------
HOLDING COMPANY -- 0.20%+
BNN Investments Ltd.*....................          2,600         253,805
                                                            ------------
HOTELS RESTAURANTS & LEISURE -- 1.07%+
Triarc Companies, Inc. -- Class A(2).....         82,000       1,372,680
                                                            ------------
HOUSEHOLD DURABLES -- 0.28%+
Jarden Corporation*......................         12,000         361,800
                                                            ------------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS -- 1.13%+
Dynegy Inc. -- Class A*(2)...............        300,000       1,452,000
                                                            ------------
INDUSTRIAL CONGLOMERATES -- 0.90%+
Alleghany Corporation*...................          4,084       1,159,856
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                               SHARES          VALUE
------------------------------------------------------------------------
INSURANCE -- 2.82%+
Covanta Holding Corporation*.............          6,000    $     90,360
Fairfax Financial Holdings Limited(2)....          2,000         286,720
Montpelier Re Holdings Ltd.(2)...........         80,000       1,512,000
National Western Life Insurance
  Company -- Class A.....................          1,200         248,292
RLI Corp.................................          8,000         398,960
Safety Insurance Group, Inc. ............         15,800         637,846
Wesco Financial Corporation..............          1,000         385,000
Zenith National Insurance Corp...........          1,500          69,180
                                                            ------------
                                                               3,628,358
                                                            ------------
IT SERVICES -- 1.21%+
Anteon International Corporation*........          4,000         217,400
ManTech International Corporation --
  Class A*...............................         48,000       1,337,280
                                                            ------------
                                                               1,554,680
                                                            ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.00%+
Steinway Musical Instruments, Inc.*......            200           5,102
                                                            ------------
MACHINERY -- 0.07%+
Oshkosh Truck Corporation................          2,000          89,180
                                                            ------------
MEDIA -- 1.27%+
CCE Spinco, Inc.*........................         24,000         314,400
Courier Corporation......................         30,000       1,030,200
Gemstar-TV Guide International, Inc.*....         36,000          93,960
PrimaCom AG ADR*.........................         54,000         195,750
                                                            ------------
                                                               1,634,310
                                                            ------------
METALS & MINING -- 1.86%+
Aber Diamond Corporation.................          8,800         324,104
Commercial Metals Company................         24,000         900,960
Inmet Mining Corporation.................         30,000         761,323
Stillwater Mining Company*...............         36,000         416,520
                                                            ------------
                                                               2,402,907
                                                            ------------
MULTILINE RETAIL -- 1.04%+
Dillard's, Inc. -- Class A...............         54,000       1,340,280
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                               SHARES          VALUE
------------------------------------------------------------------------
MULTI-UTILITIES -- 8.99%+
Aquila, Inc.*............................        700,000    $  2,520,000
CMS Energy Corporation*..................        172,000       2,495,720
Reliant Energy Inc.*.....................        636,000       6,563,520
                                                            ------------
                                                              11,579,240
                                                            ------------
OIL, GAS & CONSUMABLE FUELS -- 1.11%+
Shell Canada Limited.....................          3,000         108,521
UTS Energy Corporation*..................        360,000       1,325,476
                                                            ------------
                                                               1,433,997
                                                            ------------
PAPER & FOREST PRODUCTS -- 0.00%+
Pope Resources, L.P......................            200           6,204
                                                            ------------
PUBLISHING -- 2.62%+
Dex Media, Inc...........................         26,000         704,340
John Wiley & Sons, Inc. -- Class A.......         24,000         936,960
R.H. Donnelley Corporation*..............         24,000       1,478,880
Value Line, Inc. ........................          7,200         253,512
                                                            ------------
                                                               3,373,692
                                                            ------------
REAL ESTATE -- 6.23%+
Alexander's, Inc.*.......................          2,600         638,300
American Real Estate Partners, L.P.......        148,000       5,705,400
Forest City Enterprises, Inc. -- Class
  A......................................         10,000         379,300
HomeFed Corporation......................            200          13,400
SOLIDERE GDR*............................            800          13,600
Tejon Ranch Co.*.........................            400          15,968
Texas Pacific Land Trust.................          8,400       1,251,600
United Capital Corporation*..............            400           9,868
                                                            ------------
                                                               8,027,436
                                                            ------------
ROAD & RAIL -- 0.90%+
Laidlaw International, Inc. .............         50,000       1,161,500
                                                            ------------
SOFTWARE -- 1.06%+
Midway Games Inc.*(2)....................         72,000       1,365,840
                                                            ------------
SPECIALISTS -- 5.21%+
LaBranche & Co Inc.*(2)..................        664,000       6,713,040
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

                                               SHARES          VALUE
------------------------------------------------------------------------
TOBACCO -- 0.23%+
Vector Group Ltd.(2).....................         16,164    $    293,700
                                                            ------------
TRANSPORTATION INFRASTRUCTURE -- 0.05%+
Sichuan Expressway Co. Limited -- Class
  H......................................        480,000          66,859
                                                            ------------
U.S. EQUITY EXCHANGES -- 8.78%+
Archipelago Holdings Inc.*(2)............        100,000       4,977,000
Nasdaq Stock Market Inc.*................        180,000       6,332,400
                                                            ------------
                                                              11,309,400
                                                            ------------
TOTAL COMMON STOCKS
  (cost $88,376,956).....................                    107,436,009
                                                            ------------

CORPORATE BONDS --                            PRINCIPAL
CONVERTIBLE -- 0.41%+                          AMOUNT
------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS -- 0.06%+
Calpine Corporation, CLB, 4.750%, due
  11/15/2023, Acquired on 11/30/05-
  12/02/05 at $180,150 (Default Effective
  12/20/2005)*...........................    $   300,000          78,000
                                                            ------------
INSURANCE -- 0.35%+
Fairfax Financial Holdings Limited
  5.000%, due 07/15/2023.................        500,000         445,625
                                                            ------------
TOTAL CORPORATE BONDS -- CONVERTIBLE
  (cost $575,530)........................                        523,625
                                                            ------------

RIGHTS -- 1.60%+                               SHARES
------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.60%+
Comdisco Holding Company, Inc. Expiration
  Date: 12/31/2050, Strike Price $1.00#
  (cost $2,031,987)......................      6,438,000       2,060,160
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

RIGHTS -- 1.60%+                               SHARES
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS --                     PRINCIPAL
14.55%+                                        AMOUNT          VALUE
------------------------------------------------------------------------
US GOVERNMENT AGENCY ISSUES -- 14.26%+
Federal Home Loan Bank Discount Note,
  2.650%, due 1/3/2006...................    $18,381,000    $ 18,377,886
                                                            ------------
VARIABLE RATE DEMAND NOTES** -- 0.29%+
American Family, 4.025%..................          2,575           2,575
U.S. Bank, N.A., 4.130%..................        365,485         365,485
Wisconsin Corporate Central Credit Union,
  4.050%.................................          1,249           1,249
                                                            ------------
                                                                 369,309
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $18,747,195).....................                     18,747,195
                                                            ------------

INVESTMENTS PURCHASED WITH                    PRINCIPAL
CASH PROCEEDS FROM SECURITIES                  AMOUNT
LENDING -- 16.72%+                            OR SHARES
------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.00%+
Merrill Lynch Premier Institutional
  Fund...................................             46              46
                                                            ------------

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE SMALL CAP OPPORTUNITIES PORTFOLIO
 Portfolio of Investments -- December 31, 2005 -- (Continued)

INVESTMENTS PURCHASED WITH                    PRINCIPAL
CASH PROCEEDS FROM SECURITIES                  AMOUNT
LENDING -- 16.72%+                            OR SHARES        VALUE
------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 16.72%+
CS First Boston Repurchase Agreement,
  4.250%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $2,842,190..............    $ 2,840,848    $  2,840,848
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $1,184,252..............      1,183,686       1,183,686
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $947,402................        946,949         946,949
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $8,289,764..............      8,285,806       8,285,806
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $3,552,757..............      3,551,060       3,551,060
  4.300%, dated 12/30/2005, due
     1/3/2006(3)
Repurchase price $4,737,009..............      4,734,747       4,734,747
                                                            ------------
                                                              21,543,096
                                                            ------------
TOTAL INVESTMENTS PURCHASED WITH CASH
  PROCEEDS FROM SECURITIES LENDING
  (cost $21,543,142).....................                     21,543,142
                                                            ------------
TOTAL INVESTMENTS -- 116.67%+
  (COST $131,274,810)....................                   $150,310,131
                                                            ============

---------------
* -- Non-income producing security.
** -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2005.
+ -- Calculated as a percentage of net assets.
# -- Contingent value right (contingent upon profitability of company).
GDR -- Global Depository Receipts.
ADR -- American Depository Receipts.
CLB -- Callable Security.
(1) -- All or a portion of the shares have been committed as collateral for written option contracts.
(2) -- This security or a portion of this security was out on loan at December 31, 2005. Total loaned securities had a market value of $17,953,002 at December 31, 2005.
(3) -- See Repurchase Agreements disclosure in the Notes to Financial Statements for the Kinetics Portfolios Trust.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE KINETICS GOVERNMENT MONEY MARKET PORTFOLIO
 Portfolio of Investments -- December 31, 2005

                                               PRINCIPAL
SHORT-TERM INVESTMENTS -- 100.14%+               AMOUNT       VALUE
----------------------------------------------------------------------
US GOVERNMENT AGENCY ISSUES -- 100.14%+
Federal Home Loan Bank Discount Note
  2.650%, due 1/3/2006.......................  $1,073,000   $1,072,818
                                                            ----------
TOTAL INVESTMENTS -- 100.14%+
  (COST $1,072,818)..........................               $1,072,818
                                                            ==========

---------------
+ -- Calculated as a percentage of net assets.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET PORTFOLIO
 Portfolio of Options Written -- December 31, 2005

CALL OPTIONS WRITTEN                                CONTRACTS    VALUE
-----------------------------------------------------------------------
Internet HOLDRs Trust
  Expiration: January, 2007, Exercise Price:
  $70.00..........................................      5       $ 3,000
                                                                -------
TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $6,985)......................              $ 3,000
                                                                =======

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 THE INTERNET EMERGING GROWTH PORTFOLIO
 Portfolio of Options Written -- December 31, 2005

CALL OPTIONS WRITTEN                                CONTRACTS    VALUE
-----------------------------------------------------------------------
Nasdaq -- 100 Index Tracking Stock
  Expiration: January, 2007, Exercise Price:
     $38.625......................................     20       $10,000
  Expiration: January, 2007, Exercise Price:
     $39.625......................................     20         8,600
                                                                -------
TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $22,479).....................              $18,600
                                                                =======

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF ASSETS & LIABILITIES
 December 31, 2005

                                                                         THE INTERNET
                                                         THE INTERNET   EMERGING GROWTH
                                                          PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------
ASSETS:
  Investments, at value(1) (3).........................  $164,351,449     $4,281,772
  Cash.................................................       505,371          4,901
  Receivable for contributed capital...................        17,689          2,600
  Dividends and interest receivable....................       773,825         33,464
  Investment securities sold...........................       631,417             --
  Other assets.........................................         8,840            470
                                                         ------------     ----------
      Total assets.....................................   166,288,591      4,323,207
                                                         ------------     ----------
LIABILITIES:
  Written options, at value(2).........................         3,000         18,600
  Payable to Custodian.................................            --             --
  Payable to Adviser...................................       163,144          4,190
  Cash payable due to overdraft from securities
    lending............................................     1,916,195         44,149
  Payable to Trustees and Officers.....................         8,276            214
  Payables for collateral received for securities
    loaned.............................................    14,811,999        341,270
  Payable for withdrawn capital........................       526,110         14,574
  Accrued expenses and other liabilities...............        62,751          3,322
                                                         ------------     ----------
      Total liabilities................................    17,491,475        426,319
                                                         ------------     ----------
    Net assets.........................................  $148,797,116     $3,896,888
                                                         ============     ==========
(1) Cost of investments................................  $152,906,144     $3,593,399
                                                         ============     ==========
(2) Premiums received..................................  $      6,985     $   22,479
                                                         ============     ==========
(3) Includes loaned securities with a market value
  of...................................................  $ 14,312,196     $  330,145
                                                         ============     ==========

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF ASSETS & LIABILITIES -- (CONTINUED)
 December 31, 2005

                                                                 THE
                                                               PARADIGM     THE MEDICAL
                                                              PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------
ASSETS:
  Investments, at value(1)(2)..............................  $579,622,475   $15,514,163
  Foreign currencies, at value(3)..........................        18,254            --
  Cash.....................................................       691,580        25,596
  Receivable for contributed capital.......................     5,041,361        13,174
  Dividends and interest receivable........................       511,915        11,941
  Other assets.............................................         7,668           371
                                                             ------------   -----------
      Total assets.........................................   585,893,253    15,565,245
                                                             ------------   -----------
LIABILITIES:
  Payable to Adviser.......................................       562,406        15,651
  Cash payable due to overdraft from securities lending....     5,885,119       110,760
  Payable to Trustees and Officers.........................        11,218           970
  Payable for securities purchased.........................     3,380,528            --
  Payables for collateral received for securities loaned...    45,491,401       856,159
  Payable for withdrawn capital............................     1,185,902        37,111
  Accrued expenses and other liabilities...................       158,286         7,640
                                                             ------------   -----------
      Total liabilities....................................    56,674,860     1,028,291
                                                             ------------   -----------
    Net assets.............................................  $529,218,393   $14,536,954
                                                             ============   ===========
(1) Cost of investments....................................  $516,038,069   $17,234,367
                                                             ============   ===========
(2) Includes loaned securities with a market value of......  $ 43,618,328   $   800,488
                                                             ============   ===========
(3) Cost of foreign currencies.............................  $     19,461   $        --
                                                             ============   ===========

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF ASSETS & LIABILITIES -- (CONTINUED)
 December 31, 2005

                                                                              THE KINETICS
                                                                               GOVERNMENT
                                                              THE SMALL CAP      MONEY
                                                              OPPORTUNITIES      MARKET
                                                                PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value(1)(2)...............................  $150,310,131     $1,072,818
  Cash......................................................       142,545          1,016
  Receivable for contributed capital........................       968,686             45
  Dividends and interest receivable.........................       255,313             --
  Other assets..............................................         2,494              3
                                                              ------------     ----------
      Total assets..........................................   151,679,169      1,073,882
                                                              ------------     ----------
LIABILITIES:
  Payable to Adviser........................................       135,735            461
  Cash payable due to overdraft from securities lending.....     2,467,741             --
  Payable to Trustees and Officers..........................         3,048             65
  Payable for securities purchased..........................       998,229             --
  Payables for collateral received for securities loaned....    19,075,401             --
  Payable for withdrawn capital.............................       120,916             30
  Accrued expenses and other liabilities....................        42,207          1,965
                                                              ------------     ----------
      Total liabilities.....................................    22,843,277          2,521
                                                              ------------     ----------
    Net assets..............................................  $128,835,892     $1,071,361
                                                              ============     ==========
(1) Cost of investments.....................................  $131,274,810     $1,072,818
                                                              ============     ==========
(2) Includes loaned securities with a market value of.......  $ 17,953,002             --
                                                              ============     ==========

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 2005

                                                                          THE INTERNET
                                                          THE INTERNET   EMERGING GROWTH
                                                           PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends+............................................  $  2,742,601      $169,444
  Interest..............................................     1,779,256        70,973
  Income from securities lending........................       163,284         3,603
                                                          ------------      --------
        Total investment income.........................     4,685,141       244,020
                                                          ------------      --------
EXPENSES:
  Investment advisory fees..............................     2,089,645        50,562
  Administration fees...................................       167,677         3,955
  Professional fees.....................................        35,985         1,782
  Fund accounting fees..................................        46,094         3,710
  Trustees and Officers' fees and expenses..............        32,488           716
  Custodian fees and expenses...........................        30,664         9,129
  Other expenses........................................        20,456           414
                                                          ------------      --------
        Total expenses..................................     2,423,009        70,268
        Expense reduction*..............................        (6,529)         (606)
                                                          ------------      --------
        Net expenses....................................     2,416,480        69,662
                                                          ------------      --------
Net investment income...................................     2,268,661       174,358
                                                          ------------      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments and foreign currency....................    (7,612,388)      (20,871)
    Written option contracts expired or closed..........       309,768            --
  Net change in unrealized appreciation (depreciation)
    of:
    Investments and foreign currency....................     1,680,496       (51,511)
    Written option contracts............................      (297,218)        4,440
                                                          ------------      --------
Net loss on investments.................................    (5,919,342)      (67,942)
                                                          ------------      --------
Net increase (decrease) in net assets resulting from
  operations............................................  $ (3,650,681)     $106,416
                                                          ============      ========
+ Net of Foreign Taxes Withheld of:.....................  $     20,087      $    492
                                                          ============      ========

------------------
*  See "Expense Reduction" in the Notes to the Financial Statements.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF OPERATIONS -- (CONTINUED)
 For the Year Ended December 31, 2005

                                                                  THE
                                                               PARADIGM     THE MEDICAL
                                                               PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends+................................................  $ 3,104,742   $  217,177
  Interest..................................................    1,327,159        2,115
  Income from securities lending............................       21,586        2,909
                                                              -----------   ----------
        Total investment income.............................    4,453,487      222,201
                                                              -----------   ----------
EXPENSES:
  Investment advisory fees..................................    3,645,672      207,698
  Administration fees.......................................      287,965       16,710
  Professional fees.........................................       62,272        4,055
  Fund accounting fees......................................       74,383        8,159
  Trustees' and Officers' fees and expenses.................       45,377        2,721
  Custodian fees and expenses...............................      114,677        8,418
  Other expenses............................................        7,490        2,210
                                                              -----------   ----------
        Total expenses......................................    4,237,836      249,971
        Expense reduction*..................................     (146,440)      (2,958)
                                                              -----------   ----------
        Net expenses........................................    4,091,396      247,013
                                                              -----------   ----------
  Net investment income (loss)..............................      362,091      (24,812)
                                                              -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
    Investments and foreign currency........................      273,557    1,812,227
    Written option contracts expired or closed..............           --       83,698
  Net change in unrealized appreciation (depreciation) of:
    Investments and foreign currency........................   37,043,510   (1,972,626)
    Written option contracts................................           --      (80,072)
                                                              -----------   ----------
Net gain (loss) on investments..............................   37,317,067     (156,773)
                                                              -----------   ----------
Net increase (decrease) in net assets resulting from
  operations................................................  $37,679,158   $ (181,585)
                                                              ===========   ==========
+ Net of Foreign Taxes Withheld of:.........................  $   191,067   $   20,463
                                                              ===========   ==========

------------------
* See "Expense Reduction" in the Notes to Financial Statements.

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 STATEMENT OF OPERATIONS -- (CONTINUED)
 For the Year Ended December 31, 2005

                                                                           THE KINETICS
                                                         THE SMALL CAP      GOVERNMENT
                                                         OPPORTUNITIES        MONEY
                                                           PORTFOLIO     MARKET PORTFOLIO
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends+...........................................   $ 1,056,061        $    --
  Interest.............................................       410,917         33,901
  Income from securities lending.......................        23,392             --
                                                          -----------        -------
        Total investment income........................     1,490,370         33,901
                                                          -----------        -------
EXPENSES:
  Investment advisory fees.............................       960,589          5,746
  Administration fees..................................        76,939          1,172
  Professional fees....................................        17,609             22
  Fund accounting fees.................................        31,231            405
  Trustees and Officers' fees and expenses.............        12,842            204
  Custodian fees and expenses..........................        35,268          7,730
  Other expenses.......................................         2,250            488
                                                          -----------        -------
        Total expenses.................................     1,136,728         15,767
        Expense reduction*.............................       (82,370)            --
                                                          -----------        -------
        Net expenses...................................     1,054,358         15,767
                                                          -----------        -------
Net investment income..................................       436,012         18,134
                                                          -----------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on:
    Investments and foreign currency...................    (1,152,617)            --
  Net change in unrealized appreciation of:
    Investments and foreign currency...................    10,833,455             --
                                                          -----------        -------
Net gain on investments................................     9,680,838             --
                                                          -----------        -------
Net increase in net assets resulting from operations...   $10,116,850        $18,134
                                                          ===========        =======
+ Net of Foreign Taxes Withheld of:....................   $     5,066        $    --
                                                          ===========        =======

------------------
* See "Expense Reduction" in the Notes to Financial Statements.

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- MASTER INVESTMENT PORTFOLIOS
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      THE INTERNET
                                   THE INTERNET PORTFOLIO       EMERGING GROWTH PORTFOLIO
                                 ---------------------------   ---------------------------
                                   FOR THE        FOR THE        FOR THE        FOR THE
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                     2005           2004           2005           2004
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........  $  2,268,661   $  2,804,751   $   174,358    $   121,997
  Net realized gain (loss) on
    sale of investments,
    foreign currency and
    written options............    (7,302,620)    33,312,086       (20,871)       128,613
  Net change in unrealized
    appreciation (depreciation)
    of investments, foreign
    currency and written
    options....................     1,383,278    (16,515,271)      (47,071)       103,782
                                 ------------   ------------   -----------    -----------
      Net increase (decrease)
        in net assets resulting
        from operations........    (3,650,681)    19,601,566       106,416        354,392
                                 ------------   ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  BENEFICIAL INTEREST
  TRANSACTIONS:
  Contributions................       195,954     26,839,732       646,599      1,049,978
  Withdrawals..................   (50,457,661)   (75,601,294)   (1,449,775)    (1,462,409)
                                 ------------   ------------   -----------    -----------
      Net decrease in net
        assets resulting from
        beneficial interest
        transactions...........   (50,261,707)   (48,761,562)     (803,176)      (412,431)
                                 ------------   ------------   -----------    -----------
  Total increase (decrease) in
    net assets.................   (53,912,388)   (29,159,996)     (696,760)       (58,039)
NET ASSETS:
  Beginning of year............   202,709,504    231,869,500     4,593,648      4,651,687
                                 ------------   ------------   -----------    -----------
  End of year..................  $148,797,116   $202,709,504   $ 3,896,888    $ 4,593,648
                                 ============   ============   ===========    ===========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- MASTER INVESTMENT PORTFOLIOS
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                      THE PARADIGM PORTFOLIO         THE MEDICAL PORTFOLIO
                                    ---------------------------   ---------------------------
                                      FOR THE        FOR THE        FOR THE        FOR THE
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2005           2004           2005           2004
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)....  $    362,091   $    (70,003)  $   (24,812)   $   (72,336)
  Net realized gain on sale of
    investments, foreign currency
    and written options...........       273,557      4,037,192     1,895,925        547,201
  Net change in unrealized
    appreciation (depreciation) of
    investments, foreign currency
    and written options...........    37,043,510     13,990,179    (2,052,698)     1,117,954
                                    ------------   ------------   -----------    -----------
      Net increase (decrease) in
        net assets resulting from
        operations................    37,679,158     17,957,368      (181,585)     1,592,819
                                    ------------   ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM BENEFICIAL
  INTEREST TRANSACTIONS:
  Contributions...................   408,538,810     58,008,906       165,335      2,545,683
  Withdrawals.....................   (42,407,006)   (23,413,796)   (5,778,914)     8,320,935
                                    ------------   ------------   -----------    -----------
      Net increase (decrease) in
        net assets resulting from
        beneficial interest
        transactions..............   366,131,804     34,595,110    (5,613,579)    (5,775,252)
                                    ------------   ------------   -----------    -----------
  Total increase (decrease) in net
    assets........................   403,810,962     52,552,478    (5,795,164)    (4,182,433)
NET ASSETS:
  Beginning of year...............   125,407,431     72,854,953    20,332,118     24,514,551
                                    ------------   ------------   -----------    -----------
  End of year.....................  $529,218,393   $125,407,431   $14,536,954    $20,332,118
                                    ============   ============   ===========    ===========

                     See Notes to the Financial Statements.

 KINETICS MUTUAL FUNDS, INC. -- MASTER INVESTMENT PORTFOLIOS
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                        THE SMALL CAP            THE KINETICS GOVERNMENT
                                   OPPORTUNITIES PORTFOLIO       MONEY MARKET PORTFOLIO
                                 ---------------------------   ---------------------------
                                   FOR THE        FOR THE        FOR THE        FOR THE
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                     2005           2004           2005           2004
------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income.........  $    436,012   $   426,516     $   18,134    $      3,582
 Net realized gain (loss) on
   sale of investments, foreign
   currency and written
   options.....................    (1,152,617)    1,993,213              0               0
 Net change in unrealized
   appreciation (depreciation)
   of investments, foreign
   currency and written
   options.....................    10,833,455     2,368,917              0               0
                                 ------------   ------------    ----------    ------------
     Net increase in net assets
       resulting from
       operations..............    10,116,850     4,788,646         18,134           3,582
                                 ------------   ------------    ----------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 BENEFICIAL INTEREST
 TRANSACTIONS:
 Contributions.................    91,619,332    27,678,584        383,201      22,191,434
 Withdrawals...................   (11,574,985)  (19,582,069)      (511,184)    (23,938,932)
                                 ------------   ------------    ----------    ------------
     Net increase (decrease) in
       net assets resulting
       from beneficial interest
       transactions............    80,044,347     8,096,515       (127,983)     (1,747,498)
                                 ------------   ------------    ----------    ------------
 Total increase (decrease) in
   net assets..................    90,161,197    12,885,161       (109,849)     (1,743,916)
NET ASSETS:
 Beginning of year.............    38,674,695    25,789,534      1,181,210       2,925,126
                                 ------------   ------------    ----------    ------------
 End of year...................  $128,835,892   $38,674,695     $1,071,361    $  1,181,210
                                 ============   ============    ==========    ============

                     See Notes to the Financial Statements.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS
 December 31, 2005

1.   ORGANIZATION

The Kinetics Portfolios Trust (the "Trust") was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objectives and policies. The series currently authorized are The Internet Portfolio, The Internet Emerging Growth Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, and The Kinetics Government Money Market Portfolio (the "Master Portfolios"). Pursuant to the 1940 Act, the Master Portfolios, with the exception of The Kinetics Government Money Market Portfolio, are "non-diversified" series of the Trust. Each of the Master Portfolios commenced operations on April 28, 2000.

Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the funds' proportionate interest in the Master Portfolio.

Each of the Master Portfolios, with the exception of The Kinetics Government Money Market Portfolio, seeks to provide investors with long-term capital growth. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Internet Emerging Growth Portfolio invests primarily in the equity securities of small and medium capitalization U.S. and foreign growth emerging companies engaged in the Internet and Internet-related activities. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalization companies that provide attractive valuation

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 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Kinetics Government Money Market Portfolio seeks to provide investors with current income consistent with the preservation of capital and maintenance of liquidity by investing in money market instruments issued by the U.S. Government, its agencies or instrumentalities.

2.   SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Master Portfolio securities (other than Government) that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the NYSE, "fair value" will be determined. Purchased options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent bid and asked prices. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Investments in The Kinetics Government Money Market Portfolio and instruments purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. At December 31, 2005, there were no fair valued securities held by the Master Portfolios.

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 December 31, 2005

REPURCHASE AGREEMENTS
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

At December 31, 2005 the Master Portfolios, with the exception of the Kinetics Government Money Market Portfolio, received, as collateral, securities with a total market value of $95,206,593. The detailed list of the securities received as collateral is listed below.

CS First Boston Repurchase Agreement, 4.250%, due 1/3/2006, par value
$12,000,000
Collateralized by:

                        DESCRIPTION                             FAIR VALUE
                        -----------                             -----------
Government National Mortgage Association, Series 2005-17,
  Class SL, 2.330%, 7/20/2034...............................    $ 5,511,944
Government National Mortgage Association, Series 2005-77,
  Class CS, 2.430%, 7/20/2032...............................      2,825,814
FHLMC, Series 2906, Class IB, 0.000%, 4/15/2033.............      1,254,777
FHLMC, Series 2989, Class BF, 5.620%, 1/15/2034.............      2,647,657
                                                                -----------
    Total...................................................    $12,240,192
                                                                ===========

CS First Boston Repurchase Agreement, 4.300%, due 1/3/2006, par value $5,000,000 Collateralized by:

                        DESCRIPTION                             FAIR VALUE
                        -----------                             ----------
CS First Boston Mortgage Securities Corp., Series 2005-C5,
  Class AM, 5.100%, 8/15/2038...............................    $5,253,595
                                                                ----------
    Total...................................................    $5,253,595
                                                                ==========

CS First Boston Repurchase Agreement, 4.300%, due 1/3/2006, par value $4,000,000

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 December 31, 2005

Collateralized by:

                        DESCRIPTION                             FAIR VALUE
                        -----------                             ----------
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class 5A3, 5.250%, 12/25/2020.............................    $4,203,992
                                                                ----------
    Total...................................................    $4,203,992
                                                                ==========

CS First Boston Repurchase Agreement, 4.300%, due 1/3/2006, par value
$35,000,000
Collateralized by:

                        DESCRIPTION                             FAIR VALUE
                        -----------                             -----------
Armor MCP, Series 2005-1A, Class B1, 4.850%, 12/10/2037.....    $ 7,495,000
Banc of America Mortgage Securities, Series 2004-G, Class
  2A3, 4.232%, 8/25/2034....................................        754,913
CS First Boston Mortgage Securities Corp., Series 2005-2,
  Class CX, 5.000%, 2/25/2020...............................        245,422
CS First Boston Mortgage Securities Corp., Series 2005-3,
  Class CX, 5.500%, 7/25/2020...............................        913,806
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class 5A4, 5.250%, 12/25/2020.............................      2,495,706
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class 6A7, 6.000%, 12/25/2035.............................      1,024,950
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class 7A2, 6.000%, 12/25/2035.............................      6,933,814
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class 8A7, 0.000%, 12/25/2035.............................        981,167
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class 8A8, 5.500%, 12/25/2035.............................      3,165,917
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class 8A10, 5.500%, 12/25/2035............................      4,594,573
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class AX, 5.500%, 12/25/2035..............................        873,388
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class DX, 6.000%, 12/25/2035..............................      2,221,236
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class 5X, 5.250%, 12/25/2020..............................        538,158
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class AP, 0.000%, 12/25/2035..............................      2,385,532
CS First Boston Mortgage Securities Corp., Series 2004-8,
  Class 4X, 5.500%, 12/25/2034..............................      1,080,349
Wells Fargo Mortgage Backed Securities Trust, Series
  2005-AR15, Class 1A9, 5.132%, 9/25/2035...................      1,049,131
                                                                -----------
    Total...................................................    $36,753,062
                                                                ===========

CS First Boston Repurchase Agreement, 4.300%, due 1/3/2006, par value
$15,000,000

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 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

Collateralized by:

                        DESCRIPTION                             FAIR VALUE
                        -----------                             -----------
CMO 144A CS First Boston Mortgage Securities Corp., Pool
  Number 225GH6, 0.000%, 8/25/2033..........................    $ 4,907,666
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class 5A3, 5.250%, 12/25/2020.............................      6,636,337
Structured Adjustable Rate Mortgage Loan Trust, Series
  2004-8, Class 5A1, 4.702%, 7/25/2034......................      1,376,631
Wells Fargo Mortgage Backed Securities Trust, Series
  2005-16, Class A5, 8.395%, 1/25/2036......................      2,831,398
                                                                -----------
    Total...................................................    $15,752,032
                                                                ===========

CS First Boston Repurchase Agreement, 4.300%, due 1/3/2006, par value
$20,000,000
Collateralized by:

                        DESCRIPTION                             FAIR VALUE
                        -----------                             -----------
CS First Boston Mortgage Securities Corp., Series 2005-11,
  Class 6A5, 6.000%, 12/25/2035.............................    $21,003,720
                                                                -----------
    Total...................................................    $21,003,720
                                                                ===========

WRITTEN OPTION ACCOUNTING
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of the valuation. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain

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 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

FOREIGN CURRENCY TRANSLATIONS
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

RESTRICTED SECURITIES
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2005, the Master Portfolios did not hold any investment securities which were determined to be illiquid pursuant to the guidelines adopted by the Board of Trustees.

WHEN-ISSUED SECURITIES
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

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 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

EXPENSE REDUCTION
The Adviser has directed a certain amount of the Master Portfolios' trades to brokers believed to provide the best execution and, as a result, it has generated directed brokerage credits to reduce certain service provider fees. For the year ended December 31, 2005, the total expenses of The Internet Portfolio, The Internet Emerging Growth Portfolio, The Paradigm Portfolio, The Medical Portfolio and The Small Cap Opportunities Portfolio were reduced by $6,529, $606, $146,440, $2,958 and $82,370, respectively, by using directed brokerage credits. In accordance with the requirements of the Securities and Exchange Commission, such amounts are required to be shown as an expense and have been included in each of the service provider fees in the Statement of Operations.

SECURITIES LENDING
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Portfolio (including any collateral posted) or 50% of the total assets of each Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

EXPENSE ALLOCATION
Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the feeder funds daily based on their proportionate interest in the Master Portfolio.

FEDERAL INCOME TAXES
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

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 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

OTHER
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.

3.   INVESTMENT ADVISER

The Trust has entered into Investment Advisory Agreements (the "Agreements") with Kinetics Asset Management, Inc. (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. Under the terms of the Agreements, the Master Portfolios compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio's average daily net assets, except for The Kinetics Government Money Market Portfolio, which compensates the Adviser at a rate of 0.50% of the Master Portfolio's average daily net assets. For the year ended December 31, 2005, The Internet Portfolio, The Internet Emerging Growth Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, and The Kinetics Government Money Market Portfolio incurred expenses of $2,089,645, $50,562, $3,645,672, $207,698, $960,589 and
$5,746, respectively, pursuant to the Investment Advisory Agreements.

KBD Securities, LLC, an affiliate of the Adviser, received $339,149 in brokerage fee commissions with respect to the Portfolios' portfolio transactions, which constituted 34% of the Portfolios' brokerage commissions during the period.

                         PORTFOLIO                              COMMISSIONS
                         ---------                              -----------
The Internet Portfolio......................................     $ 19,320
The Internet Emerging Growth Portfolio......................     $    855
The Paradigm Portfolio......................................     $210,699
The Medical Portfolio.......................................     $  2,492
The Small Cap Opportunities Portfolio.......................     $105,783

For the year ended December 31, 2005, the Trust was allocated $24,000 for the services of the Chief Compliance Officer employed by the Adviser.

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 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

4.   SECURITIES TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2005 were as follows:

                                      PURCHASES                    SALES
                              -------------------------   ------------------------
                                 U.S.                        U.S.
                              GOVERNMENT      OTHER       GOVERNMENT      OTHER
                              ----------   ------------   ----------   -----------
The Internet Portfolio......      $--      $ 18,225,130       $--      $36,402,773
The Internet Emerging Growth
  Portfolio.................      --            403,836       --            68,206
The Paradigm Portfolio......      --        328,039,996       --        13,215,961
The Medical Portfolio.......      --            306,441       --         6,088,944
The Small Cap Opportunities
  Portfolio.................      --         70,152,889       --         2,617,339

As of December 31, 2005, unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

                                              NET
                                          APPRECIATION    APPRECIATED   DEPRECIATED
                                         (DEPRECIATION)   SECURITIES     SECURITIES
                                         --------------   -----------   ------------
The Internet Portfolio.................    $ 7,719,056    $42,142,745   $(34,423,689)
The Internet Emerging Growth
  Portfolio............................        620,515      1,329,184       (708,669)
The Paradigm Portfolio.................     60,709,037     76,735,985    (16,025,948)
The Medical Portfolio..................     (1,720,204)     2,919,292     (4,639,496)
The Small Cap Opportunities
  Portfolio............................     18,705,211     22,887,629      4,182,418

At December 31, 2005, the cost of investments for federal income tax purposes was $156,632,393, $3,661,257, $518,913,438, $17,234,367 and $131,604,920 for The
Internet Portfolio, The Internet Emerging Growth Portfolio, The Paradigm Portfolio, The Medical Portfolio, and The Small Cap Opportunities Portfolio, respectively.

For the year ended December 31, 2005, the Master Portfolios wrote the following options:

                                                            NUMBER        PREMIUM
                                                         OF CONTRACTS     AMOUNT
                                                         ------------    ---------
THE INTERNET PORTFOLIO
-----------------------------------------------------
Outstanding at the Beginning of Year.................        1,145       $ 316,753
Options Expired......................................       (1,140)       (309,768)
                                                            ------       ---------
Outstanding at the End of Year.......................            5       $   6,985
                                                            ======       =========

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 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

                                                            NUMBER        PREMIUM
                                                         OF CONTRACTS     AMOUNT
                                                         ------------    ---------
THE INTERNET EMERGING GROWTH PORTFOLIO
-----------------------------------------------------
Outstanding at the Beginning of Year.................           20       $  11,540
Options Written......................................           20          10,939
                                                            ------       ---------
Outstanding at the End of Year.......................           40       $  22,479
                                                            ======       =========
THE MEDICAL PORTFOLIO
-----------------------------------------------------
Outstanding at the Beginning of Year.................          150       $  83,697
Options Expired......................................         (150)        (83,697)
                                                            ------       ---------
Outstanding at the End of Year.......................           --       $      --
                                                            ======       =========

5.   PORTFOLIO SECURITIES LOANED

As of December 31, 2005, the Master Portfolios had loaned securities that were collateralized by cash. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. The value of the securities on loan and the value of the related collateral at December 31, 2005, were as follows:

                                            SECURITIES    COLLATERAL
                                            -----------   -----------
The Internet Portfolio....................  $14,312,196   $14,811,999
The Internet Emerging Growth Portfolio....      330,145       341,270
The Paradigm Portfolio....................   43,618,328    45,491,401
The Medical Portfolio.....................      800,488       856,159
The Small Cap Opportunities Portfolio.....   17,953,002    19,075,401

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 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

6.   SELECTED FINANCIAL HIGHLIGHTS

Financial highlights for the Master Portfolios were as follows:

                                                                     THE INTERNET PORTFOLIO
                                            ------------------------------------------------------------------------
                                              FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2005           2004           2003           2002           2001
                                            ------------   ------------   ------------   ------------   ------------
Ratio of expenses to average net assets:
 Before expense reduction.................     1.45%          1.50%          1.51%          1.51%          1.44%
 After expense reduction..................     1.44%          1.44%          1.51%          1.51%          1.44%
Ratio of net investment income (loss) to
 average net assets:
 Before expense reduction.................     1.35%          1.30%          0.99%          0.50%          0.32%
 After expense reduction..................     1.36%          1.36%          0.99%          0.50%          0.32%
Portfolio turnover rate...................       12%            42%            69%            41%            44%

                                                             THE INTERNET EMERGING GROWTH PORTFOLIO
                                            ------------------------------------------------------------------------
                                              FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2005           2004           2003           2002           2001
                                            ------------   ------------   ------------   ------------   ------------
Ratio of expenses to average net assets:
 Before expense reduction.................     1.73%          1.78%          1.84%           1.83%          2.30%
 After expense reduction..................     1.72%          1.73%          1.84%           1.83%          2.30%
Ratio of net investment income (loss) to
 average net assets:
 Before expense reduction.................     4.30%          2.77%          1.94%          (1.07%)        (0.22%)
 After expense reduction..................     4.31%          2.82%          1.94%          (1.07%)        (0.22%)
Portfolio turnover rate...................        2%            18%            20%             27%            24%

                                                                     THE PARADIGM PORTFOLIO
                                            ------------------------------------------------------------------------
                                              FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2005           2004           2003           2002           2001
                                            ------------   ------------   ------------   ------------   ------------
Ratio of expenses to average net assets:
 Before expense reduction.................     1.45%           1.52%         1.56%           1.64%          2.27%
 After expense reduction..................     1.40%           1.42%         1.46%           1.64%          2.27%
Ratio of net investment income (loss) to
 average net assets:
 Before expense reduction.................     0.07%          (0.18%)        1.28%          (0.27%)        (0.69%)
 After expense reduction..................     0.12%          (0.08%)        1.38%          (0.27%)        (0.69%)
Portfolio turnover rate...................        5%             52%           20%             40%            41%

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

                                                                     THE MEDICAL PORTFOLIO
                                            ------------------------------------------------------------------------
                                              FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2005           2004           2003           2002           2001
                                            ------------   ------------   ------------   ------------   ------------
Ratio of expenses to average net assets:
 Before expense reduction.................      1.50%          1.58%          1.53%          1.53%          1.51%
 After expense reduction..................      1.49%          1.57%          1.53%          1.53%          1.51%
Ratio of net investment loss to average
 net assets:
 Before expense reduction.................     (0.17%)        (0.33%)        (0.56%)        (0.47%)        (0.39%)
 After expense reduction..................     (0.16%)        (0.32%)        (0.56%)        (0.47%)        (0.39%)
Portfolio turnover rate...................         2%            13%            16%             9%             6%

                                                          THE SMALL CAP OPPORTUNITIES PORTFOLIO
                                         ------------------------------------------------------------------------
                                           FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2005           2004           2003           2002           2001
                                         ------------   ------------   ------------   ------------   ------------
Ratio of expenses to average net
 assets:
 Before expense reduction..............     1.48%          1.55%          1.67%           1.66%          2.35%
 After expense reduction...............     1.37%          1.21%          1.49%           1.66%          2.35%
Ratio of net investment income (loss)
 to average net assets:
 Before expense reduction..............     0.46%          1.51%          2.88%          (0.29%)        (0.99%)
 After expense reduction...............     0.57%          1.85%          3.06%          (0.29%)        (0.99%)
Portfolio turnover rate................        4%            96%           180%            200%           181%

                                                                 THE KINETICS GOVERNMENT
                                                                  MONEY MARKET PORTFOLIO
                                         ------------------------------------------------------------------------
                                           FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2005           2004           2003           2002           2001
                                         ------------   ------------   ------------   ------------   ------------
Ratio of expenses to average net
 assets:...............................     1.37%          0.83%          0.79%           0.75%          0.79%
Ratio of net investment income to
 average net assets:...................     1.58%          0.18%          0.15%           0.67%          2.70%
Portfolio turnover rate................       N/A            N/A            N/A             N/A            N/A

7.   INFORMATION ABOUT PROXY VOTING (UNAUDITED)

Information regarding how the Kinetics Portfolios Trust vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (800) 930-3828 or by accessing the Funds' website at www.kineticsfunds.com and the SEC's website at www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the twelve months ending June 30, 2005 is available without charge, upon request, by calling toll-free at (800) 930-3828 or by accessing the SEC's website at www.sec.gov.

 KINETICS PORTFOLIOS TRUST -- MASTER INVESTMENT PORTFOLIOS
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 December 31, 2005

8.   INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Kinetics Portfolios Trust file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Portfolios' Form N-Q is available without charge, upon request, by calling toll-free at (800) 930-3828. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov. The Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-(800)-SEC-0330.

 KINETICS PORTFOLIOS TRUST
 REPORT OF INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM

To the Shareholders of and Board of Trustees
Kinetics Portfolios Trust
Sleepy Hollow, New York

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of The Internet Portfolio, The Internet Emerging Growth Portfolio, The Paradigm Portfolio, the Medical Portfolio, the Small Cap Opportunities Portfolio and The Kinetics Government Money Market Portfolio, each a series of shares of Kinetics Portfolios Trust (the "Trust"), as of December 31, 2005, and the related statements of operations for the year then ended, statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended December 31, 2003 were audited by other auditors whose report dated February 20, 2004 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Portfolios as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 03, 2006

 KINETICS MUTUAL FUNDS, INC.
 MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not "interested persons" of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Directors are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios' shareholders and are governed by the laws of the State of Delaware in this regard.

Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Fund and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds' officers and directors and is available, without charge, upon request by calling (800) 930-3828.

 KINETICS MUTUAL FUNDS, INC.
 MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS -- (CONTINUED)

BOARD OF DIRECTORS/BOARD OF TRUSTEES

INDEPENDENT DIRECTORS/TRUSTEES

                                                                                 NUMBER OF
                                                                            PORTFOLIOS/FUNDS IN
                                                           TERM OF OFFICE/     FUND COMPLEX**
                                     POSITION(S) WITH THE     LENGTH OF         OVERSEEN BY
      NAME AND ADDRESS         AGE    COMPANY AND TRUST      TIME SERVED      TRUSTEE/DIRECTOR
------------------------------------------------------------------------------------------------
John J. Sullivan ............  75    Independent           Indefinite/               12
c/o Kinetics Asset                   Director/Trustee      6 years
Management, Inc.
16 New Broadway
Sleepy Hollow,
New York, 10591
Steven T. Russell ...........  42    Independent           Indefinite/               12
c/o Kinetics Asset                   Director/Trustee      6 years
Management, Inc.
16 New Broadway
Sleepy Hollow,
New York, 10591
Douglas Cohen, C.P.A. .......  45    Independent           Indefinite/               12
c/o Kinetics Asset                   Director/Trustee      6 years
Management, Inc.
16 New Broadway
Sleepy Hollow,
New York, 10591
William J. Graham ...........  44    Independent           Indefinite/               12
c/o Kinetics Asset                   Director/Trustee      6 years
Management, Inc.
16 New Broadway
Sleepy Hollow,
New York, 10591
Joseph E. Breslin ...........  52    Independent           Indefinite/               12
c/o Kinetics Asset                   Director/Trustee      6 years
Management, Inc.
16 New Broadway
Sleepy Hollow,
New York, 10591


    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS   OTHER DIRECTORSHIPS HELD BY TRUSTEE/DIRECTOR
--------------------------------------------------------------------------------------------------
    Retired; Senior Advisor, Long Term Credit Bank    Director, The Kinetics Funds ((2003 to
    of Japan, Ltd.; Executive Vice President, Long    Present)
    Term Credit Bank Trust Company (1987-1999).

    Attorney and Counselor at Law, Partner Law Firm   N/A
    of Russell and Fig (since September 2002);
    Steven Russell Law Firm (1994 to 2002);
    Professor of Business Law, Suffolk County
    Community College (1997 to Present).

    Sunrise Credit Services, Inc. (2005 to            Director, The Kinetics Funds (2003 to
    Present); Wagner & Zwerman, LLP Certified         Present)
    Public Accountant (1997 to 2005); Leon D.
    Alpern & Co. (1985 to 1997).

    Attorney, William J. Graham, PC (2001 to          N/A
    Present); Bracken & Margolin, LLP (1997 to
    2001); Gabor & Gabor (1995 to 1997).

    Chief Compliance Officer, Aladdin Capital         Director of Andrx Corporation; Director, AIP
    Management; Independent Consultant Whitehall      Alternative Strategies Fund
    Asset Management (May 2003 to 2004); Senior
    Managing Director, Marketing & Sales, Whitehall
    Asset Management, a financial services company
    (1999 to May 2003); President, J.E. Breslin &
    Co., an investment management consulting firm
    (1994 to 1999).

 KINETICS MUTUAL FUNDS, INC.
 MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS -- (CONTINUED)

BOARD OF DIRECTORS/BOARD OF TRUSTEES (CONTINUED)

INTERESTED DIRECTORS/TRUSTEES AND OFFICERS

                                                                               NUMBER OF
                                                                          PORTFOLIOS/FUNDS IN
                                                         TERM OF OFFICE/     FUND COMPLEX**
                                   POSITION(S) WITH THE     LENGTH OF         OVERSEEN BY
     NAME AND ADDRESS        AGE    COMPANY AND TRUST      TIME SERVED      TRUSTEE/DIRECTOR
----------------------------------------------------------------------------------------------
Murray Stahl* .............  53    Director/Trustee,     Indefinite/               12
c/o Kinetics Asset                 Secretary             6 years
Management, Inc.
16 New Broadway
Sleepy Hollow,
New York, 10591
Peter B. Doyle* ...........  44    Director/Trustee,     Indefinite/               12
c/o Kinetics Asset                 President and         4 years
Management, Inc.                   Chairman of the
16 New Broadway                    Board
Sleepy Hollow,
New York, 10591
Leonid Polyakov* ..........  47    Director/Trustee      Indefinite/               12
c/o Kinetics Asset                 and Treasurer         4 years
Management, Inc.
16 New Broadway
Sleepy Hollow,
New York, 10591

 * Directors/Trustees who are considered "interested persons" as defined in
   Section 2(a)(19) of the 1940 Act because of their association with the Adviser.


    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS   OTHER DIRECTORSHIPS HELD BY TRUSTEE/DIRECTOR
--------------------------------------------------------------------------------------------------
    Chairman, The FRMO Corp. (2001 to Present)        Chairman of Horizon Asset Management;
    (provides consulting services to private          Chairman of FRMO Corporation
    investment funds and research services with
    respect to marketable securities); Chairman,
    Horizon Asset Management, an investment adviser
    (1994 to Present); Director of Research,
    Kinetics Asset Management and Kinetics Mutual
    Funds, Inc.

    President, Kinetics Asset Management and          Director, The Kinetics Funds (2001 to
    Kinetics Fund Distributors, Inc. (2002 to         Present)
    Present); Director, Kinetics Advisers, LLC
    (2000 to Present); Director and Officer,
    Horizon Asset Management, Inc. (1994 to
    Present); Chief Investment Strategist, Kinetics
    Asset Management and Kinetics Mutual Funds,
    Inc. (1998 to Present).

    CFO, Kinetics Asset Management, Inc. (2000 to     Director, The Kinetics Funds (2001 to
    Present); President, Kinetics Funds               Present)
    Distributor, Inc. (2002 to Present); Director,
    Kinetics Advisers, LLC (2000 to Present); CFO,
    KBD Securities, LLC (2000 to Present); Vice-
    President, JP Morgan (1997 to 2000).

** The term "fund complex" refers to the Company and the Trust, which hold themselves out as related for investment purposes.

 KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
 PRIVACY POLICY

We collect the following nonpublic personal information about you:

  - Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

  - Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                                Kinetics Mutual

                                  Funds, Inc.
                                16 New Broadway
                            Sleepy Hollow, NY 10591
                             INVESTMENT ADVISER AND
                          SHAREHOLDER SERVICING AGENT
                        Kinetics Asset Management, Inc.
                                16 New Broadway
                            Sleepy Hollow, NY 10591
                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                               1818 Market Street
                                   Suite 2400
                             Philadelphia, PA 19103
                                  DISTRIBUTOR
                        Kinetics Funds Distributor, Inc.
                                16 New Broadway
                            Sleepy Hollow, NY 10591
                                 ADMINISTRATOR
                              FUND ACCOUNTANT AND
                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202
                                   CUSTODIAN
                                U.S. Bank, N.A.
                            615 East Michigan Street
                              Milwaukee, WI 53202
                       THIS MATERIAL MUST BE PRECEDED OR
                          ACCOMPANIED BY A PROSPECTUS

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any material amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Douglas Cohen and Mr. Joseph Breslin are the "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $42,000 and $42,000 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for 2004 and $45,000 and $45,000 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for 2005.

      (b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are $0 and $0 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for 2004 and $0 and $0 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for 2005.

      (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are $7,500 and $7,500 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for 2004 and $12,000 and $12,000 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for 2005. Professional services for tax compliance include review of the Funds' federal and state income tax returns.

      (d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for 2004 and $0 and $0 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for 2005.

      (e)(1)The audit committee does not have pre-approved policies and procedures. Instead, the audit committee or sub-audit committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the registrant.

      (e)(2)There were no services described in each of paragraphs (b) through
            (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) Rule 2-01 of Regulation S-X.

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for 2004 and $0 and $0 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for 2005.

      (h)   Not applicable as the response to (g) of this item is none.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The registrant's Code of Ethics for Chief Executive and Chief Senior Financial Officers is filed herewith.

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

      (3) Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant)  Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

      By (Signature and Title)*   /s/ Peter B. Doyle
                                ----------------------------------------
                                      Peter B. Doyle, President

      Date March 9, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title)*   /s/ Peter B. Doyle
                               -----------------------------------------
                                      Peter B. Doyle, President

      Date March 9, 2006

      By (Signature and Title)*   /s/ Leonid Polyakov
                               -----------------------------------------
                                      Leonid Polyakov, Treasurer

      Date March 9, 2006

* Print the name and title of each signing officer under his or her signature.